UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

DOMESTIC EQUITY

PAX LARGE CAP FUND

PAX SMALL CAP FUND

PAX ESG BETA® QUALITY FUND

PAX ESG BETA® DIVIDEND FUND

FIXED INCOME

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

GLOBAL/INTERNATIONAL EQUITY

PAX GLOBAL OPPORTUNITIES FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

PAX ELLEVATE GLOBAL WOMEN'S LEADERSHIP FUND

PAX MSCI EAFE ESG LEADERS INDEX FUND

MULTI-ASSET

PAX SUSTAINABLE ALLOCATION FUND

ANNUAL REPORT

December 31, 2019

PAX World Funds

Advised by Impax

SAVE TREES. SWITCH TO E-DELIVERY.

Pax direct shareholders: Go to www.paxworld.com/account and log in to online account access. E-delivery is under the Account Options menu.

Advisor/Brokerage clients: contact your financial intermediary or follow instructions included with this booklet.

IMPORTANT NOTE: If you currently receive Annual and/or Semi-Annual Reports by mail, beginning on January 1, 2021, you will instead receive a notice when such reports are available to view or download from our website. This is one of three options that will be available to receive this important information. Please see the inside front cover of this report to learn more, including how to elect your preference to receive an e-mail when reports are available, a mailed notice when reports are available or the full Annual and/or Semi-Annual Report by mail.

If you currently receive Annual and Semi-Annual Reports electronically, you will not be affected by this change and you need not take any action.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ Annual and Semi-Annual Reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by logging in to your account at www.impaxam.com/account. If you own Fund shares through a financial intermediary, please contact your financial intermediary or follow instructions included with this report.

You may elect to receive all future Annual and Semi-Annual Reports in paper free of charge. You can inform us that you wish to continue receiving paper copies by calling 1(800) 372-7827. If you own Fund shares through a financial intermediary, please contact your financial intermediary or follow instructions included with this report to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with Pax World or your financial intermediary.

Table of Contents

Glossary of Terms	2
Letter to Shareholders	5
Portfolio Manager Comments and Highlights	12
Pax Large Cap Fund	12
Pax Small Cap Fund	16
Pax ESG Beta Quality Fund	20
Pax ESG Beta Dividend Fund	24
Pax Global Opportunities Fund	28
Pax Global Environmental Markets Fund	33
Pax Ellevate Global Women’s Leadership Fund	40
Pax MSCI EAFE ESG Leaders Index Fund	46
Pax Core Bond Fund	51
Pax High Yield Bond Fund	55
Pax Sustainable Allocation Fund (formerly known as the “Pax Balanced Fund”)	60
Sustainable Investing Update	64
Shareholder Expense Examples	66
Schedules of Investments	69
Statements of Assets and Liabilities	116
Statements of Operations	120
Statements of Changes in Net Assets	122
Financial Highlights	128
Notes to Financial Statements	140
Report of Independent Registered Public Accounting Firm	162
Board Approval of Sub-Advisory Agreement	165
Trustees and Officers	167
Account Options and Services	172

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Advisers

Impax Asset Management LLC
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 9824
Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

1

Glossary of Terms

Blended Index for the Sustainable Allocation Fund is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in the United States.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or Eurobond markets, with total index allocation to an individual issuer limited to 2%.

Impax Global Women’s Leadership Index is a customized market capitalization-weighted index created and licensed by Impax Asset Management (“IAM”) consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Funds Index Average. The Lipper Core Bond Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds Index Average. The Lipper Equity Income Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Index tracks the results of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization

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percentile of the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. One cannot invest directly in an index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Index Average. The Lipper International Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indices included

3

Glossary of Terms, continued

are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Stock Index is an unmanaged index of large capitalization common stocks.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index and the Impax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take in to account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

4

Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

We enter the new year on the tailwinds of a strong fourth quarter that capped off exceptional 2019 performance across virtually all asset classes.

The S&P 500 Index rose 9.1% in the fourth quarter to deliver a total return of 31.5% for 2019, its best year since 2013. Small cap equities were up nearly 10% for the quarter, and while they lagged large caps for the year, the Russell 2000 Index still delivered a robust annual return of 25.5%. As has been the case over recent years, non-U.S. developed market stocks lagged U.S. stocks in 2019, but the MSCI EAFE Index still returned 22%. It was also a very strong year for fixed income, with the Bloomberg Barclays U.S. Aggregate Index returning 8.7% and the high yield market returning 14.4% as represented by the ICE BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Although concerns about the impact of tariffs and trade wars on economic growth waxed and waned during 2019, falling interest rates steadily drove asset prices higher and encouraged more risk-taking across asset classes, contributing to higher equity prices.

For the one-year period ended December 31, 2019, the institutional class shares of eight out of the 11 Pax World Funds performed in the top half of their peer groups, and six of 11 were in the top third. We entered the new calendar year with eight out of the nine funds eligible for the Morningstar Sustainability Ratings receiving four or five globes, including our Pax Large Cap Fund and our Pax Sustainable Allocation Fund,* previously known as the Pax Balanced Fund – although the strategy remains unchanged, we changed the name of the fund late last year to better convey its unique investment strategy.

In 2020 we’ll continue to strengthen our portfolios by addressing climate risks and targeting high opportunity areas that we believe can drive investment returns. When we construct investment portfolios, we apply a sustainability lens to all 158 sub-industries of the global economy, carefully examining these risks and opportunities and identifying which companies are best poised for the transition to a more sustainable economy — and which ones are not. We believe this investment approach helps us build more resilient and ultimately better-performing portfolios.

5

We’re seeing evidence of this in our funds.

During the five and a half years since we launched our women’s leadership index and the Pax Ellevate Global Women’s Leadership Fund, the fund has outperformed its MSCI World benchmark index. Significantly, this outperformance has been accompanied by lower risk. At its five year anniversary, the Fund had lower Beta than the MSCI World Index, lower Standard Deviation, better Downside Capture, better Sharpe Ratio and better Information Ratio.1

Growing interest in climate change and environmental issues is attracting investors to our Pax Global Environmental Markets Fund, which brought in more inflows than any other environmental fund last year.2 As I write this in mid-January, the Fund is nearing $1 billion in assets under management.

We’re not resting on these results.

Since I last wrote, four more of our funds have become fossil fuel-free — we now offer nine fossil fuel-free funds.3 Plus, in three of those funds we’ve begun applying a proprietary process called SmartCarbon™, developed by our colleagues in London in partnership with Carbon Tracker, to substitute energy efficiency stocks in place of fossil fuel holdings.

We continue to engage in dialogue with the companies in our funds when we see room for sustainability improvements. Late in 2019, Bloomberg cast a spotlight on some of this work with a feature article about Heather Smith, our Vice President for Sustainability Research, and her efforts to help companies better understand the business benefits of gender pay equity. You can read that here: https://bloom.bg/3733byP.

All these developments and the growing interest in sustainable investing more generally are reasons for optimism.

[1]

Steve Falci, Julie Gorte, Scott LaBreche, David Loehwing, Heather Smith, “Gender Diversity Delivered: Results from Five Years of Investing in Women,” Impax Asset Management | Pax World Funds, July 22, 2019.

[2]	Morningstar, 2019

[3]

In our fossil fuel-free funds, we seek to avoid investing in securities of companies significantly involved in the extraction and/or refining of fossil fuels (coal, oil and gas), which includes: exploration and production; refining and marketing; storage and transportation; and equipment and services. Collectively, these companies comprise the Energy sector according to the Global Industry Classification Standard (GICS®), a widely recognized industry standard.

6

However, the public policy environment is as unfavorable as it ever has been, and the investment community will not be able to effectively transition to a more sustainable economy with government on the sidelines, or worse yet, actively opposing our efforts. Businesses and markets cannot do this work alone and won’t be properly incentivized to do this work without government as a fully engaged partner. The upcoming presidential election in the U.S. will certainly be a factor in how the transition to a more sustainable economy evolves from here.

The good news, which should give us hope, is that public attitudes are rapidly changing. In the face of global challenges such as climate change and gender inequality, there is a growing demand for solutions, and for a more sustainable form of capitalism. As investors, we have the great privilege to help build the next economy, the next society — one that is not only more sustainable but more equitable and just. This is important work. In the coming year, we pledge to continue pursuing it with the urgency it deserves.

On behalf of all of us here at Impax and Pax World Funds, I wish you and yours the very best in the year ahead.

Sincerely,

Joseph F. Keefe

President

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investments involve risk, including potential loss of principal.

You should always consider Pax World Funds’ investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please download a fund prospectus. Please read it carefully before investing.

The Morningstar Sustainability Rating measures how well the companies in a fund’s portfolio manage their environmental, social and governance (ESG) risks and opportunities relative to the fund’s peers. First, a Morningstar Portfolio Sustainability Score™ ranging from 0 to 100

7

is derived from an asset weighted average of the underlying company ESG scores quarterly. Next, scored funds are rated monthly: the top 10% receive 5 globes (High), the next 22.5% receive 4 (Above Average), the next 35% receive 3 (Average), the next 22.5% receive 2 (Below Average), and the bottom 10% receive 1 (Low). Sustainalytics provides company-level analysis used in the calculation of Morningstar’s Sustainability Score. A higher score indicates that a fund, on average, has more of its assets invested in companies that score well according to the Sustainalytics methodology. For details, visit http://morningstar.com/company/sustainability.

Sustainability Score for the Pax Sustainable Allocation Fund as of 9/30/2019 is 22.44. Percent Rank in Category is 5 and Sustainability Rating is 5 globes as of 11/30/2019.

Sustainability Score for the Pax Ellevate Global Women’s Leadership Fund as of 09/30/2019 is 21.46. Percent Rank in Category is 11 and Sustainability Rating is 5 globes as of 11/30/2019.

Sustainability Score for the Pax ESG Beta Dividend Fund as of 09/30/2019 is 21.64. Percent Rank in Category is 4 and Sustainability Rating is 5 globes as of 11/30/2019.

Sustainability Score for the Pax ESG Beta Quality Fund as of 09/30/2019 is 21.81. Percent Rank in Category is 7 and Sustainability Rating is 5 globes as of 11/30/2019.

Sustainability Score for the Pax Global Environmental Markets Fund as of 09/30/2019 is 22.07. Percent Rank in Category is 9 and Sustainability Rating is 4 globes as of 11/30/2019.

Sustainability Score for the Pax Global Opportunities Fund as of 09/30/2019 is 21.64. Percent Rank in Category is 10 and Sustainability Rating is 4 globes as of 11/30/2019.

Sustainability Score for the Pax Large Cap Fund as of 09/30/2019 is 22.20. Percent Rank in Category is 5 and Sustainability Rating is 5 globes as of 11/30/2019.

Sustainability Score for the Pax MSCI EAFE ESG Leaders Index Fund as of 09/30/2019 is 20.94. Percent Rank in Category is 6 and Sustainability Rating is 5 globes as of 11/30/2019.

Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category.

Data shown represents rankings for the Pax Ellevate Global Women’s Leadership Fund — Institutional Class (PXWIX) — as of 12/31/19 in the Lipper Global Multi-Cap Core category based on average annual returns. The Pax Ellevate Global Women’s Leadership Fund — Institutional Class (PXWIX) — 1-year 29th percentile rank out of 160 funds, 3-year 15th percentile rank out of 128 funds, 5-year 7th percentile rank out of 114 funds, 10-year 54th percentile rank out of 79 funds.

Data shown represents rankings for the Pax Large Cap Fund — Institutional Class (PXLIX) — as of 12/31/19 in the Lipper Large-Cap Core category based on average annual returns. The Pax Large Cap Fund — Institutional Class (PXLIX) — 1 year 5th percentile rank out of 674 funds, 3 year 15th percentile rank out of 621 funds.

8

Data shown represents rankings for the Pax Small Cap Fund — Institutional Class (PXSIX) — as of 12/31/2019 in the Lipper Small-Cap Core category based on average annual returns. The Pax Small Cap Fund — Institutional Class (PXSIX) — 1-year 51st percentile rank out of 930 funds, 3-year 78th percentile rank out of 848 funds, 5-year 80th percentile rank out of 701 funds, 10-year 45th percentile rank out of 535 funds.

Data shown represents rankings for the Pax ESG Beta Quality Fund — Institutional Class (PWGIX) — as of 12/31/2019 in the Lipper Multi Cap Core category based on average annual returns. The Pax ESG Beta Quality Fund — Institutional Class (PWGIX) — 1-year 59th percentile rank out of 723 funds, 3-year 26th percentile rank out of 632 funds, 5-year 27th percentile rank out of 544 funds, 10-year 32nd percentile rank out of 413 funds.

Data shown represents rankings for the Pax ESG Beta Dividend Fund — Institutional Class (PXDIX) — as of 12/31/2019 in the Lipper Equity Income category based on average annual returns. The Pax ESG Beta Dividend Fund — Institutional Class (PXDIX) — 1-year 37th percentile rank out of 531 funds, 3-year 14th percentile out of 482 funds.

Data shown represents rankings for the Pax Global Opportunities Fund — Institutional Class (PXGOX) — as of 12/31/2019 in the Lipper Global Multi-Cap Growth category based on average annual returns. The Pax Global Opportunities Fund — Institutional Class (PXGOX) — 1-year 19th percentile rank out of 203 funds.

Data shown represents rankings for the Pax Global Environmental Markets Fund — Institutional Class (PGINX) — as of 12/31/2019 in the Lipper Global Multi-Cap Core category based on average annual returns. The Pax Global Environmental Markets Fund — Institutional Class (PGINX) — 1-year 12th percentile rank out of 160 funds, 3-year 43rd percentile rank out of 128 funds, 5-year 9th percentile rank out of 114 funds, 10-year 46th percentile rank out of 79 funds.

Data shown represents rankings for the Pax MSCI EAFE ESG Leaders Index Fund — Institutional Class (PXNIX) — as of 12/31/2019 in the International Large-Cap Core category based on average annual returns. The Pax MSCI EAFE ESG Leaders Index Fund — Institutional Class (PXNIX) — 1-year 44th percentile rank out of 86 funds, 3-year 33rd percentile rank out of 74 funds, 5-year 20th percentile rank out of 63 funds.

Data shown represents rankings for the Pax High Yield Bond Fund — Institutional Class (PXHIX) — as of 12/31/2019 in the Lipper High Yield Bond category based on average annual returns. The Pax High Yield Bond Fund — Institutional Class (PXHIX) — 1-year 41st percentile rank out of 502 funds, 3-year 35th percentile rank out of 436 funds, 5-year 56th percentile rank out of 399 funds, 10-year 88th percentile rank out of 324 funds..

Data shown represents rankings for the Pax Sustainable Allocation Fund — Institutional Class (PAXIX) — as of 12/31/2019 in the Morningstar Allocation–50% to 70% Equity category based on average annual returns. The Pax Sustainable Allocation Fund — Institutional Class (PAXIX) — 1-year 24th percentile rank out of 697 funds, 3-year 27th percentile rank out of 643 funds, 5-year 31st percentile rank out of 570 funds, 10 year 44th percentile rank out of 420 funds.

9

Data shown represents rankings for the Pax Core Bond Fund — Institutional Class (PABIX) — as of 12/31/2019 in the Lipper Core Bond category based on average annual returns. The Pax Core Bond Fund — Institutional Class (PABIX) — 1-year 78th percentile rank out of 516 funds, 3-year 70th percentile rank out of 462 funds.

*	Effective December 18, 2019, the name of the Pax Balanced Fund changed to the Pax Sustainable Allocation Fund.

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Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, ALPS Distributors, Inc., is not affiliated with Impax Asset Management LLC, Pax Ellevate Management LLC, Aperio Group LLC, or Impax Asset Management, Ltd.

11

December 31, 2019
Pax Large Cap Fund

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

Portfolio Managers’ Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Institutional Class and Investor Class of the Fund had total returns of 35.23% and 34.85%, respectively, compared to 31.49% for the S&P 500 Index and 28.79% for the Lipper Large-Cap Core Funds Index.

During the period, the Fund reached its three-year anniversary. Over the three-year period ending December 31, 2019, the Fund’s institutional class has outperformed the S&P 500 Index and ranks in the top 8% out of 1,203 Morningstar Large Blend peers.1 Also, the Fund has earned a 4-Star Overall Morningstar Rating based on risk-adjusted returns in the Large Blend category (1,203 peers).2 2019 was an especially strong year of performance with the Fund’s institutional class ranking in the top 4% of 1,387 Morningstar Large Blend peers and ending the year with three consecutive quarters of outperforming the S&P 500 Index.3

What factors contributed to the Fund’s performance?

The Fund outperformed the S&P 500 Index for calendar year 2019 and experienced broad-based contributions from nearly every sector. The sectors which contributed the most to relative performance were Consumer Discretionary, Real Estate, and Information Technology, while the Materials and Communication Services sectors marginally detracted from the Fund’s overall relative performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In the third quarter of 2019 we eliminated Fund holdings in the Energy sector, due to a combination of fundamental and sustainability considerations. We increased exposure to the Real Estate and Industrial sectors during the year, while reducing exposure to both the Consumer Discretionary and Consumer Staples sectors.

12

December 31, 2019

What portfolio holdings contributed positively to performance?

Target, Apple, and Celgene were notable contributors to performance in 2019. Target doubled in stock price during the year, as capital spent remodeling stores in prior years led to strong mid- to single-digit revenue growth, even amid a difficult retail backdrop. Apple rebounded steadily throughout 2019 after negatively pre-announcing weak earnings at the very beginning of the year, as new products and growth in their services division drove a re-rating of the stock. Celgene was acquired by Bristol-Myers Squibb early in 2019 at a substantial premium, and we held the stock until the acquisition closed late in the year as we viewed the earnings power uplift from the combination favorably.

What portfolio holdings detracted from performance?

Notably weak holdings were DuPont and Elanco. DuPont completed the separation of Dow and Corteva during the first half of 2019, and its Nutrition and Biosciences unit entered into a combination with International Flavors and Fragrances (IFF) in December. However, weak fundamentals kept a lid on Dupont’s stock price during the year. Elanco announced the acquisition of Bayer’s animal health business, which was not well received by investors, as the company was only recently spun out of Eli Lilly. We decided to exit the position as our investment thesis was disrupted by this unforeseen development.

Footnotes:

1, 3 Data shown represent rankings for the Pax Large Cap Fund – Institutional Class (PXWIX) in the Morningstar Large Blend category based on average annual returns. Morningstar percentile rank is a standardized way of ranking items within a peer group, in this case, funds with the same Morningstar Category. The observation with the largest numerical value is ranked one; the observation with the smallest numerical value is ranked 100. The remaining observations are placed equal distance from one another on the rating scale. Note that lower percentile ranks are generally more favorable for returns (high returns), while higher percentile ranks are generally more favorable for risk measures (low risk). The Pax Large Cap Fund – Institutional Class (PXWIX) 1-year 4th percentile rank (38 out of 1387 funds), 3-year 8th percentile rank (79 out of 1203 funds). The Pax Large Cap Fund – Investor Class (PAXLX) 1-year 5th percentile rank (50 out of 1387 funds), 3-year 12th percentile rank (120 out of 1203 funds).

2 The Morningstar Ratings™ shown are as of 12/31/19. The Morningstar Rating for funds, or “star rating,” is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five- and ten- year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating, 40% three-year rating for 60-119 months of total returns, and 50% ten-year

13

December 31, 2019
Pax Large Cap Fund, continued

rating, 30% five-year rating, 20% three-year rating for 120 or more months of total returns. While the ten-year overall rating formula seems to give the most weight to the ten-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

The Pax Large Cap Fund (PXLIX) Morningstar ratings were 4 stars out of 1,203 funds overall, 4 stars out of 1,203 funds for 3-years. Ratings are subject to change every month.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	Since Inception[1]
Institutional Class[2]	PXLIX	35.23%	15.90%	15.37%
Investor Class[2]	PAXLX	34.85%	15.60%	15.08%
S&P 500 Index		31.49%	15.27%	14.75%
Lipper Large-Cap Core Funds Index		28.79%	13.89%	13.39%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

14

December 31, 2019

Asset Allocation	Percent of Investments
U.S. Stocks	96.3%
Cash & Cash Equivalents	3.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	5.4%
Microsoft Corp.	5.4%
Amazon.com, Inc.	3.6%
Procter & Gamble Co., The	3.5%
Merck & Co., Inc.	3.5%
JPMorgan Chase & Co.	3.2%
Ingersoll-Rand PLC	2.9%
AT&T, Inc.	2.9%
Alphabet, Inc., Class C	2.7%
Alphabet, Inc., Class A	2.7%
Total	35.8%

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	22.5%
Health Care	16.0%
Financials	13.8%
Communication Services	12.1%
Consumer Discretionary	9.7%
Industrials	8.4%
Consumer Staples	5.9%
Real Estate	4.3%
Materials	2.7%
Utilities	0.9%
Other assets and liabilities (net)	3.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

15

December 31, 2019
Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 23.29%, 23.27% and 23.56%, respectively, compared to 25.52% for the Russell 2000 Index and 24.71% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund had very strong stock selection in the Financials and Consumer Discretionary sectors. This drove positive selection overall but was offset somewhat by negative selection within the Health Care sector. Allocation was also a detractor due to our underweight to Technology and our cash holdings.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Over the course of the period, we reduced our tilt toward value-oriented stocks by reducing our holdings in the Utilities, Materials and Energy sectors and increasing our exposure to Technology and Consumer Discretionary. We also reduced the magnitude of our sector weightings relative to the Index, which we believe should serve to increase the proportion of performance driven by stock selection rather than sector allocations.

What portfolio holdings contributed positively to performance?

Victory Capital, a multi-boutique asset manager, increased 106% during the period and was the Fund’s top contributor. The key driver of performance was the highly accretive acquisition of USAA Asset Management, which added important scale and diversification benefits. We continue to view the company favorably, finding its acquisition strategy compelling in a challenging environment for many asset managers.

Crocs, a shoe manufacturer, increased 115% during the period. The increase was driven by very strong financial results late in the period, which we believe increased investor comfort in the durability of Crocs’ growth. Prior to the end of the year, we exited our position as valuation met our estimate of fair value.

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December 31, 2019

What portfolio holdings detracted from performance?

Natus Medical, a medical device company, declined 3% during the period and was our largest detractor. Early in 2019, financial results were below expectations and led to a sharp sell-off. As the year progressed, management improved results and we saw a modest recovery in shares. We continue to be positive on the company as management implements their turnaround, which we believe should drive meaningful margin expansion.

HomeTrust Bancshares, a North Carolina-based community bank, increased 3% during the year. While the shares did increase, they underperformed on a relative basis. Over the course of the period, financial results were generally in line with expectations. The defensive nature of the holding, and a lackluster interest rate environment for banks in general, were headwinds to performance. We continue to view the bank favorably and believe that in a geography with continued industry consolidation, HomeTrust’s valuation appears quite attractive.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

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December 31, 2019
Pax Small Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2019

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXSCX		23.29%	4.13%	5.06%	10.84%
Class A1,2,4	PXSAX	NAV[3]	23.27%	4.12%	5.04%	10.85%
		POP	16.46%	2.18%	3.86%	10.22%
Institutional Class[1]	PXSIX		23.56%	4.40%	5.32%	11.11%
Russell 2000 Index			25.52%	8.59%	8.23%	11.83%
Lipper Small-Cap Core Funds Index			24.71%	8.07%	8.17%	11.40%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	3.6%
U.S. Stocks	91.7%
Cash & Cash Equivalents	4.7%
Total	100.0%

18

December 31, 2019

Top Ten Holdings

Company	Percent of Net Assets
HomeTrust Bancshares, Inc.	5.6%
Victory Capital Holdings, Inc., Class A	5.1%
Meridian Bancorp, Inc.	4.9%
Natus Medical, Inc.	4.4%
Healthcare Realty Trust, Inc., REIT	2.6%
Four Corners Property Trust, Inc., REIT	2.6%
Maple Leaf Foods, Inc.	2.5%
CatchMark Timber Trust, Inc, Class A, REIT	2.5%
EMCOR Group, Inc.	2.4%
Thermon Group Holdings, Inc.	2.4%
Total	35.0%

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	21.6%
Industrials	16.6%
Health Care	13.6%
Consumer Discretionary	13.3%
Information Technology	12.5%
Real Estate	9.1%
Consumer Staples	4.2%
Communication Services	3.7%
Utilities	2.7%
Other assets and liabilities (net)	2.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

19

December 31, 2019
Pax ESG Beta Quality Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Sub-Adviser Aperio Group, LLC

Portfolio Managers’ Comments

How did the Pax ESG Beta Quality Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the ESG Beta Quality Fund Investor Class, Class A, and Institutional Class shares had total returns of 27.13%, 27.08% and 27.42%, respectively, compared to 31.43% for the Russell 1000 Index and 29.09% for the Lipper Multi-Cap Core Funds Index.

Can you discuss any changes to the Fund throughout the period?

Effective October 1, 2019, the Fund implemented SmartCarbon™ into its investment process. Our proprietary, risk-based investment process manages exposure to companies with fossil fuel reserves on their balance sheets, replacing energy company holdings with a diversified basket of energy efficiency stocks while maintaining the integrity of the investment process. This approach has been implemented in a way that preserves the multi-factor financial profile of the Fund. As a result of implementing the SmartCarbon approach, the Fund has become fossil fuel-free. Additional information about SmartCarbon is available at our website: www.impaxam.com/pax-world-funds/smartcarbon/.

What factors contributed positively to performance?

An underweight to the Energy sector, and particularly the lagging Oil and Gas Exploration and Production industry, added to relative performance as investors reacted to an increasingly weak outlook for global oil demand and drove down prices for energy stocks.

The Fund overweights its portfolio toward companies with ESG strength. During the period, this overweight to ESG leaders and accompanying underweight to companies with weaker ESG profiles had a modestly positive impact on performance. Companies with stronger ESG profiles outperformed companies with weaker ESG profiles, particularly those in the bottom quartile as measured by the Impax Sustainability Score. The Fund’s underweight to these ESG laggards added to relative performance.

20

December 31, 2019

What factors detracted from performance?

The portfolio’s tilt towards profitability, a traditional quality factor, detracted from relative performance for the period. Also, the tilt toward value stocks, as measured by earnings yield, was a detractor as value continued to underperform growth in 2019.

An underweight to Industrials hampered results following strong earnings and raised financial guidance across several of the industry’s major players.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWGX		27.13%	13.97%	9.96%	12.15%
Class A1,2,4	PXGAX	NAV[3]	27.08%	13.98%	9.97%	12.16%
		POP	20.10%	11.85%	8.73%	11.53%
Institutional Class[1]	PWGIX		27.42%	14.27%	10.25%	12.44%
Russell 1000 Index			31.43%	15.05%	11.48%	13.54%
Lipper Multi-Cap Core Funds Index			29.09%	12.81%	9.70%	11.80%

See ‘Glossary of Terms’ for descriptions of benchmarks.

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

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December 31, 2019
Pax ESG Beta Quality Fund, continued
Portfolio Highlights (Unaudited), continued

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	0.7%
U.S. Stocks	98.5%
Cash & Cash Equivalents	0.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	4.0%
Microsoft Corp.	3.5%
MasterCard, Inc., Class A	2.8%
Amazon.com, Inc.	2.8%
Verizon Communications, Inc.	2.6%
Service Properties Trust, REIT	2.6%
PepsiCo, Inc.	2.6%
Johnson & Johnson	2.5%
Alphabet, Inc., Class A	2.5%
Texas Instruments, Inc.	2.4%
Total	28.3%

Holdings are subject to change.

22

December 31, 2019

Sector Diversification

Sector	Percent of Net Assets
Information Technology	23.6%
Health Care	14.5%
Consumer Discretionary	12.7%
Consumer Staples	10.0%
Financials	9.5%
Communication Services	8.0%
Industrials	7.6%
Real Estate	7.4%
Utilities	3.6%
Materials	2.3%
Other assets and liabilities (net)	0.8%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

23

December 31, 2019
Pax ESG Beta Dividend Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Sub-Adviser Aperio Group, LLC

Portfolio Managers’ Comments

How did the Pax ESG Beta Dividend Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Fund’s Institutional Class and Investor Class shares had total returns of 26.18% and 25.85%, respectively, compared to 31.43% for the Russell 1000 Index and 26.38% for the Lipper Equity Income Funds Index.

Can you discuss any changes to the Fund throughout the period?

Effective October 1, 2019, the Fund implemented SmartCarbon™ into its investment process. Our proprietary, risk-based investment process manages exposure to companies with fossil fuel reserves on their balance sheets, replacing energy company holdings with a diversified basket of energy efficiency stocks while maintaining the integrity of the investment process. This approach has been implemented in a way that preserves the multi-factor financial profile of the Fund. As a result of implementing the SmartCarbon approach, the Fund has become fossil fuel-free. Additional information about SmartCarbon is available at our website: www.impaxam.com/pax-world-funds/smartcarbon/.

What factors contributed positively to performance?

The Fund’s exposure to companies with higher management quality – a measure of the extent of asset expansion, capital expenditure growth and share issuance growth – was the largest positive factor contributor for the period. The Fund’s exposure to companies with higher earnings quality – a measure of the uncertainty around a company’s operating fundamentals – also contributed to performance.

An underweight to the Energy sector, and particularly the lagging Oil and Gas Exploration and Production industry, added to relative performance as investors reacted to an increasingly weak outlook for global oil demand and drove down prices for energy stocks.

24

December 31, 2019

The Fund overweights its portfolio toward companies with ESG strength. During the period, this overweight to ESG leaders and accompanying underweight to companies with weaker ESG profiles had a modestly positive impact on performance. Companies with stronger ESG profiles outperformed companies with weaker ESG profiles, particularly those in the bottom quartile as measured by the Impax Sustainability Score. The Fund’s underweight to these ESG laggards added to relative performance.

What factors detracted from performance?

The tilt towards companies with higher dividend yield1 and higher profitability had a negative impact on returns as investors seemed to favor higher growth companies (with low dividend payouts) over more stable, dividend-paying companies.

[1]	Dividend yield is the ratio of a company’s annual dividend compared to its share price.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Year	Since Inception[1]
Institutional Class[2]	PXDIX	26.18%	13.15%	12.64%
Investor Class[2]	PAXDX	25.85%	12.84%	12.34%
Russell 1000 Index		31.43%	15.05%	14.54%
Lipper Equity Income Funds Index		26.38%	11.18%	10.82%

See ‘Glossary of Terms’ for descriptions of benchmarks.

25

December 31, 2019
Pax ESG Beta Dividend Fund, continued
Portfolio Highlights (Unaudited), continued

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	99.1%
Cash & Cash Equivalents	0.9%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	4.4%
Microsoft Corp.	4.0%
Johnson & Johnson	3.0%
Amazon.com, Inc.	2.8%
Cisco Systems, Inc.	2.5%
AT&T, Inc.	2.4%
Texas Instruments, Inc.	2.3%
Procter & Gamble Co., The	2.0%
Alphabet, Inc., Class A	2.0%
PepsiCo, Inc.	1.9%
Total	27.3%

Holdings are subject to change.

26

December 31, 2019

Sector Diversification

Sector	Percent of Net Assets
Information Technology	27.9%
Health Care	13.7%
Consumer Discretionary	12.6%
Industrials	11.5%
Financials	10.8%
Consumer Staples	7.6%
Communication Services	7.1%
Real Estate	4.2%
Materials	2.6%
Utilities	1.0%
Other assets and liabilities (net)	1.0%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

27

December 31, 2019
Pax Global Opportunities Fund

Portfolio Manager Kirsteen Morrison

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Opportunities Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Fund’s Institutional Class and Investor Class shares had total returns of 33.72% and 33.51%, respectively, compared to 26.60% for the MSCI All-Country World (Net) Index (MSCI ACWI) and 29.20% for the Lipper Global Multi-Cap Growth Funds Index.

What factors contributed to the Fund’s performance?

Global equity markets and the Fund delivered strong performance in 2019 following a volatile and difficult end to 2018. Geopolitical concerns provided a headwind but failed to hamper growth. The UK election result in December removed some uncertainty around Brexit and there are expectations that a “phase-one” trade deal will be agreed to between China and the U.S. in early 2020. In Hong Kong, anti-government protests continue to be disruptive. All market sectors saw positive returns, led by Information Technology. Regionally, the U.S. produced the highest performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Broadly, the investment team continued to diversify the portfolio by sector and region to include, in our view, a good balance of cyclical and defensive exposure. Over the period, the portfolio managers sold several holdings based on valuations or less favorable outlooks which resulted in a reduced Materials sector position. Equinix (Real Estate, U.S.), a global leader in co-location data centers and a key beneficiary of the rise of off-premise and more energy efficient cloud computing, entered the portfolio which added exposure to Real Estate, a sector which previously did not have an allocation in the portfolio. Large-cap exposure and cyclical exposure increased slightly due to bottom-up individual stock opportunities. Regional exposures remained broadly unchanged.

28

December 31, 2019

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

Strong performance from the Information Technology (IT) sector was achieved despite the Fund’s lack of exposure to the large-cap internet stocks which drove returns in the broader market. Instead, the Fund benefited from the recovery in semiconductor markets with the proliferation of connected devices across all industries, and consistent, robust strength in enterprise IT spending as companies transition to the cloud from legacy software. Taiwan Semiconductor Manufacturing Company (Semiconductors, Taiwan) saw higher than expected revenue growth and capital spending plans, which we believe indicates a robust semiconductor chip outlook for 2020. The company is outperforming peers through its lower exposure to declining memory chip sales and its cutting edge five nanometer manufacturing technology. Microsoft (Systems Software, U.S.) demonstrated strong growth across the company’s core divisions, most notably in its Azure cloud computing platform.

After beating earnings expectations and announcing a share buyback earlier in the year, Royal DSM (Specialty Chemicals, Netherlands) continued to deliver steady progress. This specialty chemicals company, with its focus on sustainability and innovation, has, in our view, been making an impressive transition from a chemicals company to a nutrition and performance materials group.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

In a strong year, underperformance was largely stock specific. Sprouts Farmers Market (Food Retail, U.S.) was squeezed by promotional activity and freight costs, as well as fears that the new CEO would reset growth expectations. Unilever (Personal Products, Netherlands) was hindered by a company warning that it will not achieve its full year revenue targets in 2020, with underlying sales growth remaining stable rather than improving as it faces challenges in some end markets.

2019 was a year of significant natural catastrophes and this impacted property & casualty insurance companies including Hiscox (Property & Casualty Insurance, UK). We have retained exposure to these companies on anticipation of rising premium prices in the Lloyds insurance market next year as well as our belief in the opportunities to capitalize on the rapidly developing market in cyber insurance.

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December 31, 2019
Pax Global Opportunities Fund, continued

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	Since Inception[1]
Institutional Class[2]	PXGOX	33.72%	14.52%
Investor Class[2]	PAXGX	33.51%	14.40%
MSCI ACWI (Net) Index		26.60%	10.35%
Lipper Global Multi-Cap Growth Funds Index		29.20%	9.98%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is June 27, 2018.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	53.9%
U.S. Stocks	45.3%
Cash & Cash Equivalents	0.8%
Total	100.0%

30

December 31, 2019

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	4.2%
AIA Group, Ltd.	3.7%
HDFC Bank, Ltd., ADR	3.7%
IQVIA Holdings, Inc.	3.7%
Taiwan Semiconductor Manufacturing Co, Ltd	3.6%
Thermo Fisher Scientific, Inc.	3.4%
Hiscox, Ltd.	3.4%
Danone SA	3.1%
Visa, Inc., Class A	3.0%
Keyence Corp.	3.0%
Total	34.8%

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	26.8%
Health Care	19.9%
Financials	17.6%
Consumer Staples	9.5%
Materials	8.9%
Industrials	8.7%
Consumer Discretionary	2.9%
Real Estate	2.6%
Communication Services	2.4%
Other assets and liabilities (net)	0.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

31

December 31, 2019
Pax Global Opportunities Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	45.3%
United Kingdom	13.8%
Japan	7.8%
Netherlands	5.9%
India	5.2%
Germany	4.3%
Hong Kong	3.7%
Taiwan	3.6%
France	3.1%
Portugal	2.6%
Spain	2.1%
Norway	1.9%
Other Assets and liabilities (net)	0.7%
100.0%

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December 31, 2019
Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Sid Jha

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund perform for the period?

For the one-year period ended December 31, 2019, the Investor Class, Class A, and Institutional Class of the Fund had total returns of 27.75%, 27.77%, and 28.17%, respectively, versus 26.60% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and 31.53% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

Following a volatile and difficult end to 2018, the first half of 2019 saw a strong rally for global equity markets and the Fund. The second half of the year saw larger cap stocks outside of the environmental markets universe lead performance, notably within the Information Technology (IT), Financials, and Communications sectors, yet the Fund still finished the year ahead of global equity markets. Performance was behind that of the FTSE EOAS during the period, primarily a result of an underweight position in the more cyclical energy efficiency sub-sector.

Against a backdrop of repeated extreme weather events around the world, 2019 saw school children on a climate strike, an unprecedented wave of public climate demonstrations around the world, and sustained media coverage of the topic. Consumers responded with unexpected speed – rejecting plastic packaging and meat; joining waiting lists for electric vehicle launches and seeking positive impact investments. Meanwhile, the concept of “net zero” captured the imagination of policy makers struggling to explain limited progress over the past 30 years. Impax believes this represents growing evidence of its investment belief: that a shift to a more sustainable global economy is underway, creating opportunity and risk for companies and their investors.

33

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Pax Global Environmental Markets Fund, continued

Can you discuss any significant changes to the Fund’s positioning throughout the period?

There were no material changes in positioning for the Fund with respect to the environmental markets sectors; however, exposure to Water Infrastructure & Technologies decreased approximately 4% over the year and was reallocated across the remaining environmental markets sectors. In terms of Global Industry Classification Standard (GICS) sectors, the portfolio reduced its exposure to Industrials by approximately 5% and added exposure to Real Estate over the period—though as of December 31, 2019 Real Estate only accounted for 1.28% of the total portfolio. Overall, turnover in the portfolio was relatively low which reflects the portfolio managers’ conviction in the stock holdings of the Fund.

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

2019 saw strong contributions to return from across the environmental markets, with the Fund’s exposures of Energy Efficiency and Water Infrastructure & Technologies outperforming. In line with broader global equities, cyclical holdings led performance, notably the Fund’s exposure to Industrials, Materials and IT. These companies are active in environmental solutions such as the digitization of factories, smart management of buildings, equipment for energy-efficient and waste-minimizing food preparation, computer-aided engineering for more sustainable design, sustainable consumer packaging, and the decarbonization of transportation. Regionally, the Fund’s North American exposure outperformed, followed by Europe, where UK companies gained ground after the election result at the end of the year.

Industrial companies delivering what we believe are compelling energy efficiency solutions and leading performance during the period included Schneider Electric (Power Network Efficiency, France). The company saw good results during the first half of the year and continued its strong run of performance, receiving a credit rating upgrade leading to more favorable analyst ratings. Ingersoll-Rand (Buildings Energy Efficiency, U.S.) announced improved earnings and continued positive guidance during the period, based on robust demand for more efficient heating, ventilation and air-conditioning (“HVAC”) equipment.

We believe demand for clean water remains a global priority, driven by rapid population growth, increasing water stress, and higher quality water standards. Aging infrastructure incurs costs from both an economic and health standpoint as quality of supply is hindered and leaks represent a costly waste of resources. We believe new projects are also required to address ever increasing extreme weather incidents and to support rising urbanization. Danaher Corporation (Diversified

34

December 31, 2019

Water Infrastructure & Technology, U.S.) announced strong quarterly earnings reports during the period and investors also reacted positively to the announcement that the company will purchase the GE biopharma business.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

In a strong year, underperformance was largely stock specific. The biggest laggard was ZhuZhou CRRC Times Electric Company (Transport Energy Efficiency, China), a leading manufacturer of rail electronic control equipment, which was held back by a sustained delay in new rolling stock bidding activity, and from limited visibility on new rolling stock procurement and maintenance orders. The investment team remains positive about the outlook for Chinese rail investment in the coming years.

Delphi Technologies (Transport Energy Efficiency, U.S.) fell due to declines in the global automotive market together with divestment of its efficient diesel componentry division. The company’s power electronics business continued to perform well. 3M (Diversified Environmental, U.S.) announced disappointing earnings with organic growth that fell short of expectations. With what we believe is an increasing risk of disintermediation from e-commerce sales, particularly in the automotive and semiconductor adhesives end markets, the portfolio managers subsequently exited the position.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

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December 31, 2019
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2019

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PGRNX		27.75%	11.43%	8.57%	8.69%
Class A1,2,4	PXEAX	NAV[3]	27.77%	11.43%	8.57%	8.69%
		POP	20.75%	9.37%	7.36%	8.08%
Institutional Class[1]	PGINX		28.17%	11.72%	8.85%	8.98%
MSCI ACWI (Net) Index			26.60%	12.44%	8.41%	8.79%
FTSE Environmental Opportunities Index Series			31.53%	14.63%	10.53%	10.01%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	42.6%
U.S. Stocks	55.3%
Cash & Cash Equivalents	2.1%
Total	100.0%

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December 31, 2019

Top Ten Holdings

Company	Percent of Net Assets
Linde PLC	3.6%
Waste Management, Inc.	3.5%
Schneider Electric SE	3.4%
Suez	3.2%
Agilent Technologies, Inc.	3.0%
Ingersoll-Rand PLC	3.0%
East Japan Railway Co.	2.9%
Siemens AG	2.9%
TE Connectivity, Ltd.	2.9%
Aptiv PLC	2.8%
Total	31.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

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December 31, 2019
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		0.8%
	Renewable Energy Developers & Independent Power Producers (IPPs)	0.8%

	Energy Efficiency		35.4%
	Power Network Efficiency	5.3%
	Industrial Energy Efficiency	9.3%
	Buildings Energy Efficiency	9.6%
	Transport Energy Efficiency	10.1%
	Consumer Energy Efficiency	1.1%

	Water Infrastructure & Technologies		25.1%
	Water Infrastructure	9.5%
	Water Treatment Equipment	3.4%
	Water Utilities	9.7%
	Diversified Water Infrastructure & Technology	2.5%

	Pollution Control		12.1%
	Environmental Testing & Gas Sensing	9.2%
	Public Transportation	2.9%

	Waste Management & Technologies		4.3%
	Waste Technology Equipment	0.8%
	General Waste Management	3.5%

	Food, Agriculture & Forestry		15.3%
	Logistics, Food Safety & Packaging	7.9%
	Sustainable & Efficient Agriculture	7.4%

	Diversified Environmental		4.8%
	Diversified Environmental	4.8%

	Other assets and liabilities (net)	2.2%	2.2%
		100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

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December 31, 2019

Geographical Diversification

Country	Percent of Net Assets
United States	55.3%
United Kingdom	7.9%
Japan	7.7%
France	6.6%
Germany	5.3%
China	4.8%
Netherlands	2.8%
Taiwan	2.1%
Belgium	1.5%
Switzerland	1.2%
Ireland	0.9%
South Korea	0.9%
Spain	0.8%
Other Assets and liabilities (net)	2.2%
100.0%

39

December 31, 2019
Pax Ellevate Global Women’s Leadership Fund

Portfolio Manager Barbara Browning, CFA

Portfolio Manager Scott LaBreche Pax Ellevate Management LLC

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Leadership Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Investor Class and Institutional Class shares had total returns of 26.42% and 26.77%, respectively, compared to 26.62% for the Impax Global Women’s Leadership Index (Women’s Index), 27.67% for the MSCI World (Net) Index (World Index) and 24.19% for the Lipper Global Multi-Cap Core Funds Index.

During the year, the Fund crossed the five-year milestone since adopting a strategic beta strategy in June of 2014. The Fund has outperformed the MSCI World Index for the three-, five-year and since reorganization (06/04/14) periods ended December 31, 2019. Specifically, over the five-year period ended December 31, 2019, the Fund’s Institutional Class shares and Investor Class shares have returned 8.83% and 9.11%, respectively, versus the World Index return of 8.74%. The Fund’s overweight to the highest-rated quartile of companies within the World Index based on gender-diverse leadership has made the greatest contribution to the Fund’s relative outperformance, along with the Fund’s significant underweight to the bottom two quartiles of companies with less gender-diverse leadership, according to the Impax Gender Leadership Score.

In addition, the Fund has produced strong results compared with peers. The Institutional Class1 shares of the Fund (PXWIX) has posted a top 7% ranking (out of 114 funds) over the five-year period ended December 31, 2019, based on average annual returns within the Lipper Global Multi-Cap Core classification.2

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index. The Fund pursues a strategic beta strategy, investing in the companies comprising the Women’s Index, the first index of the highest-rated companies in the world for gender-diverse leadership, as rated by Impax Gender Analytics.3

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December 31, 2019

The Fund overweights its portfolio toward Women’s Index companies with greater representation of women on boards and in senior management. Women hold 40% of the board seats and 32% of senior management positions in companies in the Fund, compared to 28% and 20%, respectively, within the World Index. In addition, 95% percent of companies in the Fund have three or more women on the board and 99% have two or more women on the board, compared with 51% and 75%, respectively, for companies in the World Index. 36% of companies in the Fund have a woman CEO or CFO, compared with 17% of companies in the World Index.

Can you discuss any changes to the Fund throughout the period?

In November 2019, the annual reconstitution of the Women’s Index was completed, which included enhancements to the gender and ESG criteria considered when assessing companies for potential inclusion in the Index.

While gender leadership in management and on boards remain the primary criteria for inclusion, new gender criteria used when assessing companies for potential inclusion within GWLI include: hiring, promotion and retention of women; gender pay equity; proactive gender goals and targets, and transparency about gender diversity data. These criteria are given different weights, with representation by women on boards and in management still receiving the highest weights. For more information about these criteria enhancements, along with the full list of gender criteria used to rate companies, see our website (www.impaxam.com).

The Fund is also fossil fuel-free, which means not invested in securities of companies that are significantly involved in the extraction and/or refining of fossil fuels within the Energy4 sector. We believe fossil fuel companies face substantial ESG risks and are not in alignment with the transition to a more sustainable global economy. The Energy sector has historically been a very small weight in the Fund, since it is a laggard relative to other sectors based on our gender diversity criteria. The Fund has divested its small amount of energy companies and re-allocated this weight to other highly-rated gender leadership companies within its investable universe, while maintaining its strong overall gender leadership profile.

What contributed positively and negatively to performance?

An overweight to the highest-rated 25% of companies within the World Index based on gender-diverse leadership was the Fund’s largest positive contributor to relative performance during the one-year period, along with the Fund’s significant underweight to the bottom quartile of companies with less gender-diverse leadership, according to the Impax Gender Leadership Score.

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December 31, 2019
Pax Ellevate Global Women’s Leadership Fund, continued

Over the one-year period, the Fund produced positive relative performance, compared to the MSCI World Index in eight out the 11 sectors. On a sector basis, selections in defensive sectors, notably Utilities and Consumer Staples, added to relative returns during the period. Strong results from Estee Lauder, Hershey, Sempra Energy, American Water Works and Procter & Gamble drove returns in these sectors. Fund holdings in Consumer Discretionary, driven by strong results from Lululemon, Best Buy, Target and Kering helped relative performance the most during the period.

In addition, the Fund’s underweight allocation to the Energy sector4 helped performance over the one-year period.

Conversely, holdings in Communication Services, driven by poor results from Viacom within the entertainment industry and Verizon and Telia within the telecommunications industry, detracted the most relative performance. No allocation to several FAANG5 stocks – including Apple, Facebook, Google and Netflix – detracted from performance during the one-year period.

In addition, holdings and an overweight allocation in Financials, driven by poor results from Swedbank, Svenska Handelsbanken and Banco Santander within the banks industry, detracted from relative performance during the year.

On a regional basis, the Fund’s North American and Pacific holdings added the most to relative performance during the year, while holdings in Europe detracted. Within North America, holdings in the U.S. were the dominant contributor to relative performance. Within the Pacific region, the Fund’s significant underweight to Japan – no Japanese companies rank in the top 400 companies in the World Index based on our gender leadership criteria – added to relative performance. Conversely, holdings in Europe detracted the most, driven by Sweden, France, Switzerland and Norway.

Footnotes:

[1]	The minimum investment needed for investment in PXWIX is $250,000.

[2]

Data shown represents rankings for the Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) in the Lipper Global Multi-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) 1-year 29th percentile rank out of 160 funds, 3-year 15th percentile rank out of 128 funds, 5-year 7th percentile rank out of 114 funds, since re-org (06/04/14) 9th percentile rank out of 107 funds and 10-year 54th percentile rank out of 79 funds.

[3]	Impax Gender Analytics, December 31, 2019. The Fund’s investable universe, the Women’s Index, had its annual reconstitution on 11/30/2019.

[4]	Energy sector is based on Global Industry Classification Standard (GICS), a widely recognized industry standard.

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December 31, 2019

[5]	FAANG stocks is the acronym for the five most popular and best-performing tech stocks, Facebook, Apple, Amazon, Netflix and Google.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWEX	26.42%	13.34%	8.83%	8.65%
Institutional Class[1]	PXWIX	26.77%	13.62%	9.11%	8.92%
Impax Global Women’s Leadership (Net) Index*		26.62%	13.40%	9.60%	N/A
MSCI World (Net) Index		27.67%	12.57%	8.74%	9.47%
Lipper Global Multi-Cap Core Funds Index		24.19%	10.74%	7.88%	8.99%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

*	Inception date of Women’s Index is February 28, 2014.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Leadership Fund (the fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for account and performance reporting purposes. Accordingly, all performance and other

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December 31, 2019
Pax Ellevate Global Women’s Leadership Fund, continued
Portfolio Highlights (Unaudited), continued

information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	36.8%
U.S. Stocks	62.2%
Exchange-Traded Funds	0.6%
Cash & Cash Equivalents	0.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	4.6%
Best Buy Co., Inc.	2.2%
Estee Lauder Cos, Inc., The, Class A	2.2%
Ulta Beauty, Inc.	2.1%
Kellogg Co.	2.1%
lululemon athletica, Inc.	2.0%
American Water Works Co., Inc.	2.0%
Wolters Kluwer NV	2.0%
Bank of America Corp.	2.0%
Texas Instruments, Inc.	2.0%
Total	23.2%

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	20.6%
Information Technology	16.5%
Consumer Discretionary	15.5%
Consumer Staples	13.1%
Health Care	11.6%
Industrials	6.2%
Utilities	6.2%
Communication Services	4.5%
Materials	3.4%
Real Estate	1.5%
Exchange-Traded Funds	0.6%
Other assets and liabilities (net)	0.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

44

December 31, 2019

Geographical Diversification

Country	Percent of Net Assets
United States	62.4%
France	8.0%
Canada	7.4%
Netherlands	4.4%
United Kingdom	4.0%
Australia	3.6%
Sweden	2.9%
Germany	2.8%
Denmark	0.8%
Norway	0.5%
Finland	0.4%
Spain	0.4%
Switzerland	0.4%
Hong Kong	0.3%
Italy	0.2%
Singapore	0.2%
Belgium	0.2%
New Zealand	0.1%
Israel	0.1%
Ireland	0.0%*
Other Assets and liabilities (net)	0.9%
100.0%

*	Rounds to less than 0.05%.

45

December 31, 2019
Pax MSCI EAFE ESG Leaders Index Fund

Portfolio Manager Scott LaBreche

Portfolio Manager’s Comments

How did the Pax MSCI EAFE ESG Leaders Index Fund (the Fund) perform for the period?

For the one-year ended December 31, 2019, the Institutional Class and Investor Class had total returns of 23.01% and 22.78%, respectively, compared to 23.88% for the MSCI EAFE ESG Leaders (Net) Index (the “Index”) and 22.01% for the MSCI EAFE (Net) Index (“EAFE Index”), and 20.56% for the Lipper International Large-Cap Core Funds Index.

What is the investment objective of the Fund?

The Fund is designed to track the performance of the Index. The Fund and the Index are constructed to have a better ESG profile than the EAFE Index, and the Fund’s holdings averaged an overall score of 7.91 on MSCI ESG Research’s 0 to 10 scale compared to an overall score of 6.78 for the EAFE Index as of December 31, 2019.1 Long term, the Fund seeks to generate better risk-adjusted performance than the EAFE Index through its ESG focus.

Can you discuss any changes to the Fund throughout the period?

Effective October 1, 2019, the Fund implemented SmartCarbon™ into its investment process. Our proprietary, risk-based investment process manages exposure to companies with fossil fuel reserves on their balance sheets, replacing energy2 company holdings with a diversified basket of energy efficiency stocks while maintaining the integrity of the investment process and minimizing change in tracking error. This approach reduces the Fund’s carbon intensity,3 which is now 27% lower than the EAFE Index. As a result of implementing the SmartCarbon approach, the Fund has become fossil fuel-free. Additional information about SmartCarbon is available at our website: www.impaxam.com/pax-world-funds/smartcarbon/.

What contributed positively and negatively to performance?

The Fund’s ESG focus added to relative performance versus the EAFE Index during the period. An overweight to the highest-rated ESG companies contributed the most to relative performance during the year. The Fund’s large underweight to the average-rated ESG companies and ESG laggards in the bottom tier also

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December 31, 2019

helped relative return during the year. Longer term, since the Fund’s inception, an overweight to the highest-rated ESG companies has contributed the most to relative performance.

Helping relative performance over the one-year period was the Fund’s overweight to Energy Efficiency companies within its investable universe, and its Energy sector underweight allocation and subsequent full divestment effective October 1, 2019.

From a sector perspective, the Fund produced positive relative results in nine out of eleven sectors. Fund holdings and an overweight allocation in Information Technology, led by Semiconductors, IT Services, Software and Electronic Equipment added the most to relative return during the year. Materials holdings added to relative return, led by chemical companies. In addition, holdings in Financials, driven by strong results within Insurance and Capital Markets, added to relative performance.

Conversely, portfolio holdings in Consumer Staples, led by poor results from companies held within the Food Products and Food & Staples Retailing industries, and the Fund’s underweight allocations in the Household Products and Personal Products industries, which performed well during the period, detracted the most from relative performance. Portfolio holdings in Communication Services, driven by poor results from Telecomm, also detracted from performance.

On a regional basis, Europe and the Pacific regions added to relative performance during the period versus the EAFE Index. Within Europe, companies with leading ESG profiles in Germany, UK and Netherlands helped performance. In the Pacific region, Japan, Australia and Singapore also produced positive relative results.

[1]

MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The scoring system is based on general and industry specific ESG criteria, assigning a score on a 0 to 10-point scale (0 lowest to 10 highest).

[2]	The Energy sector is based on Global Industry Classification Standard (GICS), a widely recognized industry standard.

[3]

The MSCI Weighted Average Carbon Intensity (tons of CO2e/$M sales) measures a fund’s exposure to carbon intensive companies. It is calculated as the sum of security weight (normalized for corporate positions only) multiplied by the security Carbon Intensity. This allows for comparisons between funds and indices of different sizes. As of 12/31/19, the Pax MSCI EAFE ESG Leaders Index Fund had a carbon intensity score of 107.15 compared to 147.41 for the EAFE index.

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December 31, 2019
Pax MSCI EAFE ESG Leaders Index Fund, continued

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	Since Inception
Institutional Class[1]	PXNIX	23.01%	9.73%	5.63%	5.12%
Investor Class[1,2]	PXINX	22.78%	9.46%	5.37%	4.85%
MSCI EAFE ESG Leaders (Net) Index		23.88%	9.78%	6.15%	5.59%
MSCI EAFE (Net) Index		22.01%	9.56%	5.67%	4.89%
Lipper International Large-Cap Core Funds Index		20.56%	8.56%	4.91%	4.28%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI EAFE ESG Leaders Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of the Investor Class is March 31, 2014. The performance information shown for the Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class.

48

December 31, 2019

Asset Allocation	Percent of Investments
Foreign Stocks	98.5%
Exchange-Traded Funds	1.1%
Cash & Cash Equivalents	0.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Roche Holding AG	3.2%
SAP SE	2.0%
ASML Holding NV	1.9%
Siemens AG	1.7%
GlaxoSmithKline PLC	1.6%
Novo Nordisk A/S, Class B	1.4%
Allianz SE	1.4%
Commonwealth Bank of Australia	1.3%
Unilever NV	1.2%
Sony Corp.	1.2%
Total	16.9%

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	18.9%
Industrials	16.9%
Health Care	12.3%
Consumer Discretionary	11.1%
Consumer Staples	10.0%
Information Technology	9.2%
Materials	7.7%
Communication Services	5.1%
Utilities	3.9%
Real Estate	3.4%
Exchange-Traded Funds	1.1%
Other assets and liabilities (net)	0.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

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December 31, 2019
Pax MSCI EAFE ESG Leaders Index Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
Japan	23.4%
United Kingdom	12.3%
Germany	10.7%
France	9.9%
Australia	9.2%
Switzerland	8.0%
Netherlands	5.8%
Spain	3.8%
Sweden	3.4%
Denmark	2.7%
Hong Kong	2.2%
Singapore	1.7%
Italy	1.3%
Norway	0.8%
Ireland	0.8%
Finland	0.8%
Belgium	0.7%
Israel	0.3%
Portugal	0.3%
New Zealand	0.2%
Austria	0.2%
Other Assets and liabilities (net)	1.5%
100.0%

50

December 31, 2019
Pax Core Bond Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager’s Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Institutional Class and Investor Class shares of the Fund had total returns of 8.04% and 7.78%, respectively, compared to 8.72% for the Bloomberg Barclays U.S. Aggregate Bond Index and 9.39% for the Lipper Core Bond Funds Index.

What factors contributed to the Fund’s performance?

Performance of the Fund’s Treasury sector was a positive contributor to performance. Conversely, the Fund’s Corporate and Securitized positions detracted from performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In general, the Fund continues to be positioned as a high credit quality portfolio. While we have added marginally to the Fund’s more credit-sensitive sectors, we have positioned the overall portfolio to be less sensitive to credit spread widening, which traditionally occurs as the economy slows down. We believe that the risks to the credit markets outweigh the steady economy, though we do recognize the Federal Reserve’s (Fed) and many other global central banks’ efforts to become more accommodative. In general, we believe the Fund is positioned to perform relatively well in a volatile “risk-off” environment.

Additionally, during the year the Fund continued to increase its impact holdings across multiple sectors. We currently own 115 impact bonds that represent 28.1% of the Fund, which is up from 18.5% one year ago. Included in this impact bond allocation are a number of asset-backed securities where we continue to find attractive risk-return characteristics.

What portfolio holdings contributed positively to performance?

The main drivers of positive relative performance were the Fund’s Treasury and agency mortgage-backed security positions. We have positioned our Treasury bonds to have more sensitivity to interest rate changes. This positioning benefited

51

December 31, 2019
Pax Core Bond Fund, continued

the Fund as rates declined during the period. In addition, the Fund’s underweight to agency mortgage backed securities helped relative performance as falling rates drove an uptick in mortgage prepayments.

What portfolio holdings detracted from performance?

The Fund’s corporate bonds and asset-backed securities were the largest detractors to performance during the period. Many of the Fund’s holdings in these sectors are of high credit quality and have lower duration which have caused them to lag in the bond market rally. The Fed turned “dovish” during the period which caused interest rates to drop and longer duration securities to outperform. Many investors are calling this a “mini-Goldilocks” period with global growth perking up and inflation staying low. We believe this has been a very good environment for risk-assets.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	Since Inception[1]
Institutional Class[2]	PXBIX	8.04%	3.57%	3.83%
Investor Class[2]	PAXBX	7.78%	3.31%	3.57%
Bloomberg Barclays US Aggregate Bond Index		8.72%	4.03%	4.35%
Lipper Core Bond Funds Index		9.39%	4.22%	4.49%

See ‘Glossary of Terms’ for descriptions of benchmarks.

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December 31, 2019

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	86.8%
Foreign Bonds	7.6%
Exchange-Traded Funds	3.1%
Cash & Cash Equivalents	2.5%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 1.500%, 10/31/24	4.1%
United States Treasury Note, 2.375%, 11/15/49	3.9%
United States Treasury Note, 2.750%, 09/30/20	2.4%
United States Treasury Note, 2.125%, 11/30/23	2.2%
iShares Core U.S. Aggregate Bond ETF	1.6%
United States Treasury Note (TIPS), 0.375%, 07/15/27	1.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.5%
United States Treasury Note, 4.500%, 02/15/36	1.3%
United States Treasury Note, 4.375%, 11/15/39	1.1%
United States Treasury Note, 3.500%, 02/15/39	1.0%
Total	20.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Mortgage-Backed Bonds	31.3%
Corporate Bonds	28.1%
Treasury Bonds	23.9%
Municipal Bonds	5.4%
Supranational	3.7%
Agency/Gov’t Related Bonds	1.0%
Community Investment Notes	0.5%
Other assets and liabilities (net)	6.1%
Total	100.0%

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December 31, 2019
Pax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	50.8%
AAA	10.7%
AA+	1.8%
AA	2.5%
AA-	3.4%
A+	2.2%
A	5.2%
A-	5.1%
BBB+	4.9%
BBB	3.7%
BBB-	3.0%
BB+	0.3%
BB	0.9%
BB-	0.7%
B+	0.2%
Not Rated	4.6%
100.0%

*

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

54

December 31, 2019
Pax High Yield Bond Fund

Portfolio Managers’ Comments

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kent Siefers

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 14.11%, 14.10%, and 14.26%, respectively, compared to 15.08% for the ICE BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 14.46% for the Lipper High Yield Bond Funds Index.

The Fund’s performance in the period was broadly consistent with our expectations during the very strong market conditions. Positive credit selection in a number of areas helped offset the Fund’s relatively conservative positioning overall. The high yield asset class performed well in 2019, bouncing back strongly from a poor year in 2018. The strength was driven by a number of factors including positive economic growth, expectations for monetary easing, robust equity markets and a positive supply/demand picture for global corporate credit. In our view, the annualized return of 5.75% for the Index over the 2-year period ended December 31, 2019 is more reflective of the long-term potential asset class performance in the current low interest rate environment.

What factors contributed to the Fund’s performance?

The Fund’s performance was driven by positive credit selection in the Energy, Basic Industry and Capital Goods sectors. The Fund’s material underweight to the lagging Energy sector also added to relative performance. Our concerns about the demand outlook for fossil fuels coupled with high operating risks and low returns on capital led to a deliberate reduction in exposure to this sector in recent years. Conversely, negative credit selection in the Telecommunications, Consumer Products and Technology sectors hurt relative performance. The average cash balance of approximately 2.8% detracted from relative performance by approximately 39 basis points.

55

December 31, 2019
Pax High Yield Bond Fund, continued

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s credit rating exposure changed modestly in 2019 as we reduced the Fund’s holdings of BB rated bonds and added B rated bonds. Over the course of the year, BB rated bonds decreased to 48.7% from 52.7%, B rated bonds increased to 37.4% from 33.8% and CCC rated bonds decreased to 5.2% from 7.0%. The duration of the Fund at year end was 3.08 years (versus the benchmark of 3.35 years).

By sector, the Fund increased exposure to the Media, Commercial Services and Financial Services sectors. The Fund reduced exposure to the Energy, Banking and Technology sectors.

What portfolio holdings contributed positively to performance?

PetSmart, a retailer, performed very well after a difficult 2018. They successfully launched an Initial Public Offering (IPO) for their on-line subsidiary Chewy which resulted in material debt repayment. Ardagh Group, a global packaging company, outperformed as their credit metrics improved as a result of an asset sale and strong operating performance. Springleaf Finance, a consumer lending company, also performed well as they continue to execute both operationally and on their de-leveraging plan.

What portfolio holdings detracted from performance?

Because Highridge Brands, a consumer products company, performed poorly due to severe competitive pressures, we exited the position early in the year. Charlotte Russe, an apparel retailer, also performed poorly as pressures continued in the branded apparel retail segment. We also exited this position early in the year. Party City, a retailer, was under pressure in late-2019 after a weak Halloween season and operational missteps. We believe we are seeing signs of stabilization and continue to hold the position.

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December 31, 2019

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment in the fund after deducting the maximum sales load of 4.5% ($10,000 investment minus $450 sales load = $9,550).

Returns—Period ended December 31, 2019

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXHX		14.11%	5.56%	4.77%	5.44%
Class A1,2,4	PXHAX	NAV[3]	14.10%	5.56%	4.76%	5.45%
		POP	9.05%	3.94%	3.81%	4.97%
Institutional Class[1]	PXHIX		14.26%	5.83%	4.99%	5.71%
ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			15.08%	6.45%	6.10%	7.43%
Lipper High Yield Bond Funds Index			14.46%	6.09%	5.41%	6.93%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 10-year period; average annual returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

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December 31, 2019
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Bonds	79.9%
Foreign Bonds	15.2%
Loans	1.3%
U.S. Stocks	1.0%
Cash & Cash Equivalents	2.6%
Total	100.0%

Credit Quality*

Bond Rating	Percent of Bonds
BBB-	7.9%
BB+	10.0%
BB	20.4%
BB-	17.7%
B+	14.6%
B	14.7%
B-	8.9%
CCC+	5.1%
CCC	0.0%**
CCC-	0.1%
Not Rated	0.6%
Total	100.0%

*	See bond rating descriptions on page 54.

**	Rounds to less than 0.05%.

58

December 31, 2019

Top Ten Holdings

Company	Percent of Net Assets
HAT Holdings I, LLC/HAT Holdings II, LLC, 5.250%, 07/15/24	0.8%
Fly Leasing, Ltd., 6.375%, 10/15/21	0.8%
CCO Holdings, LLC/Capital Corp., 4.750%, 03/01/30	0.8%
Bombardier, Inc., 8.750%, 12/01/21	0.7%
CCO Holdings, LLC/Capital Corp., 5.375%, 06/01/29	0.7%
CSC Holdings, LLC, 5.750%, 01/15/30	0.7%
Air Canada, 7.750%, 04/15/21	0.7%
Williams Scotsman International, Inc., 6.875%, 08/15/23	0.7%
Performance Food Group, Inc., 5.500%, 06/01/24	0.7%
RLJ Lodging Trust, REIT, 1.950%	0.6%
Total	7.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Media	14.7%
Basic Industry	11.4%
Services	8.7%
Telecommunications	7.5%
Energy	7.3%
Capital Goods	6.7%
Health Care	6.5%
Consumer Goods	5.6%
Financial Services	4.9%
Retail	4.3%
Leisure	3.4%
Real Estate	3.1%
Technology & Electronics	2.4%
Automotive	2.4%
Banking	2.2%
Utility	2.1%
Insurance	1.1%
Transportation	1.0%
Other assets and liabilities (net)	4.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

59

December 31, 2019
Pax Sustainable Allocation Fund

Portfolio Manager Andrew Braun

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Peter Schwab, CFA

Portfolio Managers’ Comments

How did the Pax Sustainable Allocation Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2019, the Investor Class and Institutional Class of the Fund had total returns of 20.83% and 21.17%, respectively, compared to 31.49% for the S&P 500 Index, 22.18% for the 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index blend (the Blended Index) and 19.23% for the Morningstar Allocation--50% to 70% Equity category average.

What factors contributed to the Fund’s performance?

2019 was an exceptional year for returns across virtually all asset classes and drove the strong total return of the Fund. The S&P 500 Index delivered a total return of 31.49% for 2019, its best year since 2013. Small-cap equities lagged large-cap equities for the year, but the Russell 2000 Index still delivered a robust annual return of 25.52%. As has been the case over recent years, non-U.S. developed market stocks lagged U.S. stocks in 2019, but again, the MSCI EAFE Index returned 22.01% for the year. It was also a very strong year for fixed income, as the Bloomberg Barclays US Aggregate Bond Index returned 8.72%.

With the MSCI EAFE Index trailing the S&P 500 Index by 9.48%, the Fund’s non-U.S. equity allocation was a headwind to performance relative to the Blended Index as it does not comprise securities outside the U.S. However, the Fund’s modest underweight position to non-U.S. stocks relative to peers contributed positively to the Fund’s outperformance versus the Morningstar Allocation--50% to 70% Equity category average.

As discussed in detail below, performance of the underlying funds in aggregate was a positive contributor.

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December 31, 2019

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s equity and fixed income allocations were maintained near or modestly below their 60% equity / 40% fixed income neutral target throughout the year. Over the course of the year, modest initial allocations were made to Pax High Yield Bond Fund, the Pax Small Cap Fund and the Pax Ellevate Global Women’s Leadership Fund. During the latter part of the second quarter, the Fund gradually reduced its position in the Pax Mid Cap Fund, until the Pax Mid Cap Fund was liquidated in July, 2019.

Strong returns across equities and fixed income in 2019 presented a challenging environment for allocating between stocks and bonds. With a flat environment for earnings, approximately 90% of the 2019 return in the S&P 500 Index was due to Price-to-Earning (P/E)1 expansion, leaving stocks at the higher-end of historical valuations. Similarly, with interest rates near historic lows and tight credit spreads, it was hard to find value in bonds. In such an environment, our equity and bond allocations remained near their neutral targets as we continued to strive to add value through the underlying fund strategies.

What portfolio holdings contributed positively and negatively to performance?

The Pax Large Cap Fund, which represents the largest equity allocation, was a very strong contributor to the Fund’s performance during the period, as it outperformed the S&P 500 Index by 3.74% in 2019. The Pax Global Opportunities Fund was also a modest positive contributor as it outperformed its benchmark.

The Pax ESG Beta Dividend Fund modestly detracted from performance as it lagged the Russell 1000 Index in a growth-oriented environment. The Pax Core Bond Fund also modestly detracted from performance as its lower-risk orientation lagged in the strong fixed income market.

Can you discuss any changes to the Fund throughout the period?

During the period, effective December 18, 2019, the name of the Pax Balanced Fund changed to the Pax Sustainable Allocation Fund. We believe this new name better captures the Fund’s investment approach and its unique long-term track record of serving investors interested in pursuing sustainable investing strategies. Importantly, the investment strategy has not changed in any way — only the name has changed. Additional information about the name change is available at our website: https://impaxam.com/pax-balanced-fund-takes-a-new-name/.

[1]	The P/E is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

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December 31, 2019
Pax Sustainable Allocation Fund, continued

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2019

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXWX	20.83%	9.45%	6.66%	7.80%
Institutional Class[1]	PAXIX	21.17%	9.73%	6.93%	8.07%
S&P 500 Index		31.49%	15.27%	11.70%	13.56%
Blended Index		22.18%	10.87%	8.37%	9.77%
Morningstar Allocation--50% to 70% Equity		19.23%	8.55%	6.22%	7.90%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

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December 31, 2019

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax Large Cap Fund	40.1%
Pax ESG Beta Dividend Fund	6.7%
Small Cap Core Strategies
Pax Small Cap Fund	1.7%
Foreign Strategies
Pax Ellevate Global Women’s Leadership Fund	1.1%
Pax Global Environmental Markets Fund	1.3%
Pax Global Opportunities Fund	1.6%
Pax MSCI EAFE ESG Leaders Index Fund	7.7%
Total Equity	60.2%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	36.2%
High Yield
Pax High Yield Bond Fund	1.2%
Total Fixed Income	37.4%

Cash & Cash Equivalents	2.4%
Total	100.0%

63

December 31, 2019
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.

As I write this letter, Reuters is reporting that the number of weather disasters that cost a billion dollars or more has doubled during the past decade, with 14 such events in 2019 alone, carrying a total price tag of more than $45 billion. Australia is suffering one of the worst bushfire seasons ever, something that was forecast with spine-tingling accuracy in 2007 by the United Nations’ Intergovernmental Panel on Climate Change: “In south-east Australia, the frequency of very high and extreme fire danger days is likely to rise 4 - 25% by 2020.” It’s time we stop thinking of extreme weather events as acts of God and started seeing them as something we, ourselves, have brought about, and something we can and should do something about.

Everyone has something to contribute to avert a climate disaster. As investors, we see this as part of what we are supposed to do — invest in things that are more likely to create value and assure that the risks in our portfolios are priced appropriately. For many years, we have avoided investing in some of the most carbon-intensive human activities, such as coal and tar sands mining, as well as utilities that depend more heavily on coal. Maybe if everyone had done that we wouldn’t be on a path to 3 - 4 degree warming over this century. But that didn’t happen, and now we must up our game.

As of December 31, 2019, Pax World Funds is offering nine fossil fuel-free funds.1 In addition, we track the carbon intensity of our funds, and our ESG Beta funds are explicitly managed to strive to be at least 30 percent less carbon intensive than their benchmarks. Also for those two funds and one other, we have replaced the fossil fuel names in the portfolios with energy efficiency companies through an approach we call SmartCarbon™. We have engaged with all the companies in our global funds from the two most carbon-intensive sectors — utilities and materials — to urge them to establish science-based targets for emissions reduction and undertake climate risk reporting and scenario analysis recommended by the Task Force on Climate-Related Financial Disclosure. We’ve already had encouraging responses from some of those companies, and we intend to keep the pressure on. And, unlike many large investors, we generally vote for shareholder proposals

[1]

In our fossil fuel-free funds, we seek to avoid investing in securities of companies significantly involved in the extraction and/or refining of fossil fuels (coal, oil and gas), which includes: exploration and production; refining and marketing; storage and transportation; and equipment and services. Collectively, these companies comprise the Energy sector according to the Global Industry Classification Standard (GICS®), a widely recognized industry standard.

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December 31, 2019

asking companies to report on climate risks, establish emissions reduction targets or discuss how they deal with the risks posed by a transition to a low-carbon economy.

None of what we are doing will be enough on its own to change the trajectory of the planet with respect to global warming. To prevent a climate catastrophe the human race needs to reduce greenhouse gas emissions to zero by 2050 and go negative thereafter. That is technically possible, but we’ll need every ounce of commitment and action we can muster to do it.

Right now, unfortunately, doing something about it is not getting easier, but harder, in part because of an effort to subdue shareholder voices about major value-related issues such as climate change and gender equality. Much of this effort has been financed and advanced by groups like the Business Roundtable, the U.S. Chamber of Commerce and the National Association of Manufacturers. In response, the Securities and Exchange Commission (“SEC”) has proposed a rulemaking that would make it significantly more difficult for investors to file shareholder proposals. We are working with other shareholders and investment institutions to express, through the formal comment process as well as press, social media and thought leadership, how bad an idea we think this is.

Even if the SEC’s rulemaking moves forward undeterred, we will continue to direct our efforts toward making better rules, because we know they are needed. Perhaps when we have an administration in place that understands that climate change is real and that investors have tens of trillions of dollars’ worth of value at risk if we keep pretending it’s a hoax, we can assure that management and boards are more attentive to shareholder interests in making the economy, and financial markets, more compatible with the needs of sustainability.

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December 31, 2019
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2019 and ending on December 31, 2019.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of fifteen dollars. If you are invested in one of these account types, you should add an additional $7.50 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, our costs would have been higher.

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December 31, 2019

Based on Actual Fund Return
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,136.70	0.95%	$ 5.12
Large Cap Fund - Institutional	1,000.00	1,138.80	0.70%	3.77
Small Cap Fund - Investor	1,000.00	1,050.10	1.15%	5.94
Small Cap Fund - Class A	1,000.00	1,050.30	1.15%	5.94
Small Cap Fund - Institutional	1,000.00	1,051.10	0.90%	4.65
ESG Beta Quality Fund - Investor	1,000.00	1,102.70	0.90%	4.77
ESG Beta Quality Fund - Class A	1,000.00	1,102.50	0.90%	4.77
ESG Beta Quality Fund - Institutional	1,000.00	1,104.00	0.65%	3.45
ESG Beta Dividend Fund - Investor	1,000.00	1,097.20	0.90%	4.76
ESG Beta Dividend Fund - Institutional	1,000.00	1,098.30	0.65%	3.44
Global Opportunities Fund - Investor	1,000.00	1,064.70	1.20%	6.25
Global Opportunities Fund - Institutional	1,000.00	1,065.90	0.93%	4.84
Global Environmental Markets Fund - Investor	1,000.00	1,064.00	1.22%	6.35
Global Environmental Markets Fund - Class A	1,000.00	1,064.70	1.22%	6.35
Global Environmental Markets Fund - Institutional	1,000.00	1,066.10	0.97%	5.05
Global Women’s Leadership Fund - Investor	1,000.00	1,070.30	0.80%	4.17
Global Women’s Leadership Fund - Institutional	1,000.00	1,071.60	0.55%	2.87
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	1,080.90	0.80%	4.20
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,081.60	0.55%	2.89
Core Bond Fund - Investor	1,000.00	1,020.60	0.71%	3.62
Core Bond Fund - Institutional	1,000.00	1,020.80	0.46%	2.34
High Yield Bond Fund - Investor	1,000.00	1,044.20	0.96%	4.95
High Yield Bond Fund - Class A	1,000.00	1,044.10	0.96%	4.95
High Yield Bond Fund - Institutional	1,000.00	1,045.60	0.71%	3.66
Sustainable Allocation Fund - Investor	1,000.00	1,075.30	0.30%	1.57
Sustainable Allocation Fund - Institutional	1,000.00	1,076.70	0.05%	0.26

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2019 and ending on December 31, 2019).

67

December 31, 2019
Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,020.42	0.95%	$ 4.84
Large Cap Fund - Institutional	1,000.00	1,021.68	0.70%	3.57
Small Cap Fund - Investor	1,000.00	1,019.41	1.15%	5.85
Small Cap Fund - Class A	1,000.00	1,019.41	1.15%	5.85
Small Cap Fund - Institutional	1,000.00	1,020.67	0.90%	4.58
ESG Beta Quality Fund - Investor	1,000.00	1,020.67	0.90%	4.58
ESG Beta Quality Fund - Class A	1,000.00	1,020.67	0.90%	4.58
ESG Beta Quality Fund - Institutional	1,000.00	1,021.93	0.65%	3.31
ESG Beta Dividend Fund - Investor	1,000.00	1,020.67	0.90%	4.58
ESG Beta Dividend Fund - Institutional	1,000.00	1,021.93	0.65%	3.31
Global Opportunities Fund - Investor	1,000.00	1,019.16	1.20%	6.11
Global Opportunities Fund - Institutional	1,000.00	1,020.52	0.93%	4.74
Global Environmental Markets Fund - Investor	1,000.00	1,019.06	1.22%	6.21
Global Environmental Markets Fund - Class A	1,000.00	1,019.06	1.22%	6.21
Global Environmental Markets Fund - Institutional	1,000.00	1,020.32	0.97%	4.94
Global Women’s Leadership Fund - Investor	1,000.00	1,021.17	0.80%	4.08
Global Women’s Leadership Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	1,021.17	0.80%	4.08
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
Core Bond Fund - Investor	1,000.00	1,021.63	0.71%	3.62
Core Bond Fund - Institutional	1,000.00	1,022.82	0.46%	2.35
High Yield Bond Fund - Investor	1,000.00	1,020.37	0.96%	4.89
High Yield Bond Fund - Class A	1,000.00	1,020.37	0.96%	4.89
High Yield Bond Fund - Institutional	1,000.00	1,021.63	0.71%	3.62
Sustainable Allocation Fund - Investor	1,000.00	1,023.69	0.30%	1.53
Sustainable Allocation Fund - Institutional	1,000.00	1,024.95	0.05%	0.26

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2019 and ending on December 31, 2019).

68

December 31, 2019
Schedules of Investments

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 96.3%
Communication Services: 12.1%
Alphabet, Inc., Class A (a)	15,223	$20,389,534
Alphabet, Inc., Class C (a)	15,275	20,422,981
AT&T, Inc.	566,741	22,148,237
T-Mobile US, Inc. (a)	172,700	13,543,134
ViacomCBS, Inc., Class B	376,349	15,795,368
		92,299,254
Consumer Discretionary: 9.7%
Amazon.com, Inc. (a)	14,732	27,222,379
Aptiv PLC	131,500	12,488,555
Lowe’s Cos., Inc.	146,562	17,552,265
Target Corp.	135,122	17,323,992
		74,587,191
Consumer Staples: 5.9%
Mondelez International, Inc., Class A	325,100	17,906,508
Procter & Gamble Co., The	215,400	26,903,460
		44,809,968
Financials: 13.8%
American International Group, Inc.	257,851	13,235,492
Bank of America Corp.	396,400	13,961,208
BlackRock, Inc.	27,100	13,623,170
Citizens Financial Group, Inc.	307,000	12,467,270
JPMorgan Chase & Co.	175,818	24,509,029
Prudential Financial, Inc.	87,300	8,183,502
Voya Financial, Inc.	323,500	19,727,030
		105,706,701
Health Care: 16.0%
Biogen, Inc. (a)	28,518	8,462,146
Bristol-Myers Squibb Co.	288,080	18,491,856
Cigna Corp.	76,694	15,683,156
Humana, Inc.	24,964	9,149,805
IQVIA Holdings, Inc. (a)	69,200	10,692,092
Medtronic PLC	107,704	12,219,019
Merck & Co., Inc.	292,968	26,645,440
Thermo Fisher Scientific, Inc.	38,359	12,461,688
Vertex Pharmaceuticals, Inc. (a)	39,200	8,582,840
		122,388,042
Industrials: 8.4%
Eaton Corp PLC	165,671	15,692,357
Ingersoll-Rand PLC	168,203	22,357,543
Waste Management, Inc.	117,827	13,427,565
Xylem, Inc.	163,700	12,897,923
		64,375,388

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology: 22.5%
Accenture PLC, Class A	87,994	$18,528,897
Apple, Inc.	139,995	41,109,531
Applied Materials, Inc.	295,842	18,058,196
Microsoft Corp.	260,594	41,095,673
salesforce.com, Inc. (a)	110,618	17,990,912
TE Connectivity, Ltd.	128,000	12,267,520
Visa, Inc., Class A	84,500	15,877,550
Xilinx, Inc.	78,800	7,704,276
		172,632,555
Materials: 2.7%
DuPont de Nemours, Inc.	108,266	6,950,677
Vulcan Materials Co.	97,800	14,082,222
		21,032,899
Real Estate: 4.3%
Equinix, Inc., REIT	33,300	19,437,210
Prologis, Inc., REIT	153,500	13,682,990
		33,120,200
Utilities: 0.9%
American Water Works Co., Inc.	57,500	7,063,875

TOTAL COMMON STOCKS
(Cost $513,141,865)		738,016,073

MONEY MARKET: 3.7%
State Street Institutional U.S. Government Money Market Fund, 1.530% (b)(c)	28,155,190	28,155,190
(Cost $28,155,190)

TOTAL INVESTMENTS: 100.0%
(Cost $541,297,055)		766,171,263

OTHER ASSETS AND LIABILITIES — (NET): 0.0% (d)		103,662

NET ASSETS: 100.0%		$766,274,925

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(c)	Premier Class shares
(d)	Rounds to less than 0.05%.

69	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.3%
Communication Services: 3.7%
AMC Networks, Inc., Class A (a)	100,139	$3,955,491
Lions Gate Entertainment Corp., Class B (a)	300,000	2,979,000
ORBCOMM, Inc. (a)	847,082	3,566,215
TechTarget, Inc. (a)	207,197	5,407,842
		15,908,548
Consumer Discretionary: 13.3%
Callaway Golf Co.	280,400	5,944,480
Carter’s, Inc.	63,804	6,976,329
Columbia Sportswear Co.	68,565	6,869,527
Crocs, Inc. (a)	110,656	4,635,380
Dunkin’ Brands Group, Inc.	70,000	5,287,800
Etsy, Inc. (a)	39,000	1,727,700
National Vision Holdings, Inc. (a)	157,724	5,114,989
Rubicon Project, Inc., The (a)	750,000	6,120,000
Thor Industries, Inc. (b)	65,000	4,828,850
Wyndham Hotels & Resorts, Inc.	158,770	9,972,345
		57,477,400
Consumer Staples: 4.2%
Maple Leaf Foods, Inc.	545,800	10,877,752
Performance Food Group Co. (a)	120,559	6,206,377
Simply Good Foods Co., The (a)	28,349	809,080
		17,893,209
Financials: 21.6%
CenterState Bank Corp.	293,315	7,327,009
HomeTrust Bancshares, Inc.	907,136	24,338,459
Meridian Bancorp, Inc.	1,059,307	21,281,477
Univest Financial Corp.	329,507	8,824,197
Victory Capital Holdings, Inc., Class A (b)	1,050,736	22,033,934
White Mountains Insurance Group, Ltd.	8,135	9,074,674
		92,879,750
Health Care: 13.6%
Coherus Biosciences, Inc. (a)(b)	525,000	9,452,625
Horizon Therapeutics PLC (a)	70,000	2,534,000
Integra LifeSciences Holdings Corp. (a)	90,000	5,245,200

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Ligand Pharmaceuticals, Inc. (a)(b)	76,829	$8,012,496
Natus Medical, Inc. (a)	580,122	19,138,225
NuVasive, Inc. (a)	60,000	4,640,400
Wright Medical Group NV (a)	314,300	9,579,864
		58,602,810
Industrials: 16.6%
Advanced Drainage Systems, Inc.	50,682	1,968,489
Beacon Roofing Supply, Inc. (a)	120,191	3,843,708
Clarivate Analytics PLC (a)(b)	294,275	4,943,820
Comfort Systems USA, Inc.	168,228	8,386,166
EMCOR Group, Inc.	120,002	10,356,173
Evoqua Water Technologies Corp. (a)	225,000	4,263,750
Federal Signal Corp.	80,430	2,593,868
Great Lakes Dredge & Dock Corp. (a)	534,453	6,055,352
MasTec, Inc. (a)	121,609	7,802,433
MRC Global, Inc. (a)	628,702	8,575,495
MSA Safety, Inc.	18,615	2,352,191
Thermon Group Holdings, Inc. (a)	384,712	10,310,282
		71,451,727
Information Technology: 12.5%
Ciena Corp. (a)	204,129	8,714,267
Comtech Telecommunications Corp.	64,472	2,288,110
Everbridge, Inc. (a)	36,709	2,866,239
Fastly, Inc., Class A (a)	135,000	2,709,450
Flex, Ltd. (a)	560,000	7,067,200
FormFactor, Inc. (a)	32,680	848,700
Infinera Corp. (a)(b)	557,835	4,429,210
Knowles Corp. (a)	300,000	6,345,000
RealPage, Inc. (a)	90,000	4,837,500
ScanSource, Inc. (a)	71,528	2,642,960
Smartsheet, Inc., Class A (a)	50,000	2,246,000
Verra Mobility Corp. (a)	425,000	5,945,750
Zuora, Inc., Class A (a)	215,000	3,080,950
		54,021,336
Real Estate: 9.1%
CatchMark Timber Trust, Inc, Class A, REIT	936,169	10,737,858
CubeSmart, REIT	200,000	6,296,000

SEE NOTES TO FINANCIAL STATEMENTS	70

December 31, 2019
Schedules of Investments, continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Four Corners Property Trust, Inc., REIT	396,100	$11,166,059
Healthcare Realty Trust, Inc., REIT	335,720	11,202,977
		39,402,894
Utilities: 2.7%
ONE Gas, Inc.	46,706	4,370,280
Unitil Corp.	120,929	7,475,831
		11,846,111
TOTAL COMMON STOCKS
(Cost $366,167,397)		419,483,785

MONEY MARKET: 4.7%
State Street Institutional U.S. Government Money Market Fund, 1.530% (c)(d)	20,456,386	20,456,386
(Cost $20,456,386)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.580% (c)(d)	4,885,400	$4,885,400
(Cost $4,885,400)

TOTAL INVESTMENTS: 103.1%
(Cost $391,509,183)		444,825,571

PAYABLE UPON RETURN OF SECURITIES LOANED: -1.1%		(4,885,400)

OTHER ASSETS AND LIABILITIES — (NET): -2.0%		(8,830,420)

NET ASSETS: 100.0%		$431,109,751

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2019. The total market value of securities on loan as of December 31, 2019 was $19,650,424.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(d)	Premier Class shares

71	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax ESG Beta Quality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.2%
Communication Services: 8.0%
Alphabet, Inc., Class A (a)	4,465	$5,980,376
Alphabet, Inc., Class C (a)	1,456	1,946,701
AT&T, Inc.	84,374	3,297,336
Verizon Communications, Inc.	102,420	6,288,589
ViacomCBS, Inc., Class B	39,295	1,649,211
Walt Disney Co., The	40	5,785
		19,167,998
Consumer Discretionary: 12.7%
Amazon.com, Inc. (a)	3,583	6,620,811
Best Buy Co., Inc.	3,094	271,653
BorgWarner, Inc.	8,566	371,593
Chipotle Mexican Grill, Inc. (a)	336	281,269
Darden Restaurants, Inc.	8,884	968,445
Gentex Corp.	9,070	262,849
Grand Canyon Education, Inc. (a)	3,494	334,690
Home Depot, Inc., The	15,500	3,384,890
Lear Corp. (b)	5,544	760,637
Lowe’s Cos., Inc.	1,747	209,221
Marriott International, Inc., Class A	5,093	771,233
McDonald’s Corp.	8,195	1,619,414
NIKE, Inc., Class B	26,027	2,636,795
Nordstrom, Inc. (b)	2,179	89,186
Norwegian Cruise Line Holdings, Ltd. (a)	2,680	156,539
NVR, Inc. (a)	324	1,233,925
PulteGroup, Inc.	15,163	588,324
Royal Caribbean Cruises, Ltd.	2,155	287,714
Starbucks Corp.	45,300	3,982,776
Target Corp.	20,697	2,653,562
TJX Cos., Inc., The	18,246	1,114,101
Tractor Supply Co.	806	75,313
VF Corp.	13,046	1,300,164
Wendy’s Co, The	2,254	50,061
Williams-Sonoma, Inc. (b)	7,543	553,958
		30,579,123
Consumer Staples: 10.0%
Casey’s General Stores, Inc.	148	23,531
Clorox Co., The	1,978	303,702
Colgate-Palmolive Co.	10,980	755,863
Estee Lauder Cos, Inc., The, Class A	8,219	1,697,552
Flowers Foods, Inc.	3,634	79,003
General Mills, Inc.	29,116	1,559,453
Hershey Co.,The	14,882	2,187,356

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
J.M. Smucker Co., The	3,387	$352,688
Kimberly-Clark Corp.	17,588	2,419,229
Kroger Co., The	53,205	1,542,413
PepsiCo, Inc.	45,180	6,174,752
Procter & Gamble Co., The	22,100	2,760,290
Sprouts Farmers Market, Inc. (a)	9,829	190,191
Sysco Corp.	17,693	1,513,459
US Foods Holding Corp. (a)	14,177	593,875
Walgreens Boots Alliance, Inc.	33,089	1,950,927
		24,104,284
Financials: 9.5%
Aflac, Inc.	72,634	3,842,339
Allstate Corp., The	12,331	1,386,621
Ally Financial, Inc.	26,928	822,920
American Express Co.	6,578	818,895
Capital One Financial Corp.	699	71,934
Citizens Financial Group, Inc.	23,648	960,345
Discover Financial Services	16,188	1,373,066
East West Bancorp, Inc.	22,447	1,093,169
FactSet Research Systems, Inc.	379	101,686
Fifth Third Bancorp	10,128	311,335
Lincoln National Corp.	3,636	214,560
MarketAxess Holdings, Inc.	1,383	524,309
MetLife, Inc.	24,711	1,259,520
Morningstar, Inc.	5,153	779,700
Navient Corp.	55,681	761,716
Old Republic International Corp.	9,579	214,282
OneMain Holdings, Inc.	10,511	443,039
PNC Financial Services Group, Inc., The	27,456	4,382,801
Prudential Financial, Inc.	9,468	887,530
Reinsurance Group of America, Inc.	6,161	1,004,613
Synchrony Financial	289	10,407
U.S. Bancorp	11,186	663,218
Unum Group	31,801	927,317
		22,855,322
Health Care: 14.5%
AbbVie, Inc.	10,191	902,311
Agilent Technologies, Inc.	17,334	1,478,764
Amgen, Inc.	8,492	2,047,166
Anthem, Inc.	2,937	887,062

SEE NOTES TO FINANCIAL STATEMENTS	72

December 31, 2019
Schedules of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Biogen, Inc. (a)	9,935	$2,948,013
Bristol-Myers Squibb Co.	20,818	1,336,307
Cardinal Health, Inc.	25,679	1,298,844
Centene Corp. (a)	1,692	106,376
CVS Health Corp.	10,583	786,211
DaVita, Inc. (a)	1,937	145,333
Eli Lilly & Co.	13,746	1,806,637
Gilead Sciences, Inc.	3,071	199,554
HCA Healthcare, Inc.	9,802	1,448,834
Henry Schein, Inc. (a)	9,420	628,502
Jazz Pharmaceuticals PLC (a)	9,546	1,425,027
Johnson & Johnson	41,747	6,089,635
Laboratory Corp of America Holdings (a)	1,973	333,772
Merck & Co., Inc.	37,405	3,401,984
Thermo Fisher Scientific, Inc.	14,287	4,641,418
UnitedHealth Group, Inc.	10,122	2,975,666
		34,887,416
Industrials: 7.6%
3M Co.	15,710	2,771,558
Acuity Brands, Inc.	1,768	243,984
Delta Air Lines, Inc.	1,471	86,024
Eaton Corp PLC	4,430	419,610
Expeditors International of Washington, Inc.	1,330	103,767
Hexcel Corp.	3,164	231,953
Landstar System, Inc.	15,792	1,798,235
ManpowerGroup, Inc.	12,670	1,230,257
PACCAR, Inc.	6,863	542,863
Regal Beloit Corp.	15,240	1,304,696
Robert Half International, Inc.	3,188	201,322
Roper Technologies, Inc.	7,540	2,670,894
Ryder System, Inc.	7,334	398,310
Sensata Technologies Holding, PLC (a)	12,260	660,446
United Parcel Service, Inc., Class B	11,527	1,349,351
W.W. Grainger, Inc.	2,189	741,020
Waste Management, Inc.	13,039	1,485,924
WESCO International, Inc. (a)	32,951	1,956,960
		18,197,174
Information Technology: 23.6%
Accenture PLC, Class A	9,603	2,022,104
Akamai Technologies, Inc. (a)	2,319	200,315
Apple, Inc.	32,725	9,609,695

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Booz Allen Hamilton Holding Corp.	2,506	$178,252
CDW Corp.	1,459	208,404
Cisco Systems, Inc.	33,712	1,616,828
Citrix Systems, Inc.	19,940	2,211,346
Cognizant Technology Solutions, Class A	24,303	1,507,272
F5 Networks, Inc. (a)	867	121,077
HP, Inc.	106,836	2,195,480
IBM	10,233	1,371,631
Intel Corp.	60,776	3,637,444
Intuit, Inc.	2,033	532,504
Manhattan Associates, Inc. (a)	4,771	380,487
MasterCard, Inc., Class A	22,599	6,747,835
Microsoft Corp.	52,646	8,302,274
Oracle Corp.	26,256	1,391,043
QUALCOMM, Inc.	1,593	140,550
Seagate Technology PLC	1,486	88,417
Synopsys, Inc. (a)	7,939	1,105,109
TE Connectivity, Ltd.	20,498	1,964,528
Texas Instruments, Inc.	45,595	5,849,383
Visa, Inc., Class A	7,634	1,434,429
VMware, Inc., Class A (a)	3,252	493,621
Western Union Co., The (b)	123,972	3,319,970
		56,629,998
Materials: 2.3%
Air Products & Chemicals, Inc.	347	81,542
Celanese Corp.	3,032	373,300
DuPont de Nemours, Inc.	1,954	125,447
Eastman Chemical Co.	5,014	397,410
Ecolab, Inc.	602	116,180
Huntsman Corp.	4,651	112,368
Linde PLC	7,594	1,616,762
LyondellBasell Industries NV, Class A	21,268	2,009,400
Reliance Steel & Aluminum Co.	5,655	677,243
		5,509,652
Real Estate: 7.4%
Apartment Investment & Management Co., REIT	28,833	1,489,224
CBRE Group, Inc., Class A (a)	45,500	2,788,695
Host Hotels & Resorts, Inc., REIT	18,641	345,791

73	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Lamar Advertising Co., Class A, REIT	794	$70,872
Public Storage, REIT	2,871	611,408
Service Properties Trust, REIT	254,149	6,183,445
Simon Property Group, Inc., REIT	29,314	4,366,613
VICI Properties, Inc., REIT (b)	79,975	2,043,362
		17,899,410
Utilities: 3.6%
American Water Works Co., Inc.	36,715	4,510,438
Eversource Energy (b)	7,138	607,230
Exelon Corp.	17,922	817,064
NextEra Energy, Inc.	11,528	2,791,620
		8,726,352
TOTAL COMMON STOCKS
(Cost $131,907,609)		238,556,729

MONEY MARKET: 0.8%
State Street Institutional U.S. Government Money Market Fund, 1.530% (c)(d)	1,838,244	1,838,244
(Cost $1,838,244)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.580% (c)(d)	781,704	$781,704
(Cost $781,704)

TOTAL INVESTMENTS: 100.3%
(Cost $134,527,557)		241,176,677

PAYABLE UPON RETURN OF SECURITIES LOANED: -0.3%		(781,704)

OTHER ASSETS AND LIABILITIES — (NET): 0.0% (e)		20,863

NET ASSETS: 100.0%		$240,415,836

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2019. The total market value of securities on loan as of December 31, 2019 was $7,235,253.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(d)	Premier Class shares
(e)	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS	74

December 31, 2019
Schedules of Investments, continued

Pax ESG Beta Dividend Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.0%
Communication Services: 7.1%
Alphabet, Inc., Class A (a)	1,953	$2,615,829
AT&T, Inc.	83,054	3,245,749
CenturyLink, Inc.	5,210	68,824
Interpublic Group of Cos Inc., The	24,735	571,379
John Wiley & Sons, Inc., Class A	7,151	346,967
Omnicom Group, Inc. (b)	3,209	259,993
Verizon Communications, Inc.	34,732	2,132,545
Walt Disney Co., The	615	88,947
Zynga, Inc., Class A (a)	20,625	126,225
		9,456,458
Consumer Discretionary: 12.6%
Amazon.com, Inc. (a)	2,000	3,695,680
Best Buy Co., Inc.	3,970	348,566
Chipotle Mexican Grill, Inc. (a)	248	207,603
Darden Restaurants, Inc.	7,168	781,384
Home Depot, Inc., The	11,372	2,483,417
Kohl’s Corp.	6,846	348,804
Las Vegas Sands Corp.	23,344	1,611,670
Leggett & Platt, Inc.	5,977	303,811
Lowe’s Cos., Inc.	2,325	278,442
lululemon athletica, Inc. (a)	252	58,381
Macy’s, Inc.	19,497	331,449
McDonald’s Corp.	5,518	1,090,412
NIKE, Inc., Class B	2,496	252,870
Nordstrom, Inc. (b)	8,473	346,800
Ross Stores, Inc.	963	112,112
Royal Caribbean Cruises, Ltd.	4,368	583,172
Six Flags Entertainment Corp.	3,565	160,817
Starbucks Corp.	17,819	1,566,646
Tapestry, Inc.	9,044	243,917
Target Corp.	8,573	1,099,144
VF Corp.	3,320	330,871
Whirlpool Corp. (b)	1,574	232,212
Williams-Sonoma, Inc. (b)	3,649	267,983
		16,736,163
Consumer Staples: 7.6%
Clorox Co., The	751	115,309
Coca-Cola Co., The	28,031	1,551,516
Colgate-Palmolive Co.	391	26,916
Flowers Foods, Inc.	7,724	167,920
General Mills, Inc.	6,810	364,744
Kellogg Co.	2,680	185,349
Kimberly-Clark Corp.	7,918	1,089,121
PepsiCo, Inc.	18,895	2,582,379

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Procter & Gamble Co., The	21,163	$2,643,258
Sysco Corp.	6,781	580,047
Walgreens Boots Alliance, Inc.	12,369	729,276
		10,035,835
Financials: 10.8%
Aflac, Inc.	21,602	1,142,746
American Financial Group, Inc.	13,769	1,509,771
Bank of America Corp.	12,141	427,606
CME Group, Inc.	1,876	376,551
Fidelity National Financial, Inc.	14,493	657,258
Fifth Third Bancorp	5,391	165,719
Invesco, Ltd.	27,839	500,545
MarketAxess Holdings, Inc.	210	79,613
MetLife, Inc.	22,924	1,168,436
Morningstar, Inc.	2,231	337,573
New York Community Bancorp, Inc.	21,947	263,803
Principal Financial Group, Inc.	17,163	943,965
Prudential Financial, Inc.	15,013	1,407,319
Regions Financial Corp.	39,696	681,183
T Rowe Price Group, Inc.	3,529	429,973
TD Ameritrade Holding Corp.	6,696	332,791
TFS Financial Corp.	42,673	839,805
U.S. Bancorp	18,253	1,082,220
Umpqua Holdings Corp.	95,103	1,683,323
Unum Group	9,006	262,615
		14,292,815
Health Care: 13.7%
Abbott Laboratories	27,383	2,378,487
AbbVie, Inc.	15,889	1,406,812
Align Technology, Inc. (a)	154	42,972
AmerisourceBergen Corp.	1,170	99,473
Amgen, Inc.	6,726	1,621,437
Anthem, Inc.	948	286,324
Baxter International, Inc.	5,263	440,092
Cardinal Health, Inc.	18,921	957,024
CVS Health Corp.	6,676	495,960
Eli Lilly & Co.	11,142	1,464,393
Humana, Inc.	811	297,248
IDEXX Laboratories, Inc. (a)	768	200,548
Illumina, Inc. (a)	708	234,872
Johnson & Johnson	27,306	3,983,127
Medtronic PLC	5,342	606,050

75	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Merck & Co., Inc.	21,720	$1,975,434
Quest Diagnostics, Inc.	3,091	330,088
ResMed, Inc.	1,747	270,733
UnitedHealth Group, Inc.	3,590	1,055,388
		18,146,462
Industrials: 11.5%
3M Co.	9,768	1,723,271
Cummins, Inc.	2,019	361,320
Dover Corp.	5,825	671,390
Eaton Corp PLC	24,986	2,366,673
Emerson Electric Co.	15,599	1,189,580
Fastenal Co.	13,845	511,573
Hubbell, Inc.	758	112,048
Illinois Tool Works, Inc.	12,037	2,162,205
Ingersoll-Rand PLC	5,429	721,623
Nielsen Holdings PLC	14,566	295,690
PACCAR, Inc.	12,366	978,151
Robert Half International, Inc.	8,803	555,909
Rockwell Automation, Inc.	1,118	226,585
Rollins, Inc.	1,584	52,525
Stanley Black & Decker, Inc.	1,914	317,226
Union Pacific Corp.	5,221	943,905
United Parcel Service, Inc., Class B	6,604	773,064
W.W. Grainger, Inc.	2,851	965,121
Waste Management, Inc.	3,509	399,886
		15,327,745
Information Technology: 27.9% (c)
Accenture PLC, Class A	11,689	2,461,353
Adobe, Inc. (a)	3,019	995,696
Apple, Inc.	19,948	5,857,730
Autodesk, Inc. (a)	2,294	420,857
Automatic Data Processing, Inc.	4,917	838,349
Broadridge Financial Solutions, Inc.	748	92,408
Cadence Design Systems, Inc. (a)	3,789	262,805
Cisco Systems, Inc.	68,483	3,284,445
Citrix Systems, Inc.	2,759	305,973
HP, Inc.	27,065	556,186
IBM	18,257	2,447,167
Intel Corp.	26,987	1,615,172
Jack Henry & Associates, Inc.	3,956	576,271
Manhattan Associates, Inc. (a)	6,196	494,131

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
MasterCard, Inc., Class A	1,507	$449,975
Maxim Integrated Products, Inc.	17,024	1,047,146
Microsoft Corp.	33,374	5,263,080
National Instruments Corp.	16,747	709,068
NetApp, Inc.	12,511	778,810
Oracle Corp.	1,660	87,947
Paychex, Inc.	24,311	2,067,894
Pegasystems, Inc.	1,154	91,916
QUALCOMM, Inc.	6,044	533,262
salesforce.com, Inc. (a)	5,385	875,816
Seagate Technology PLC	9,055	538,773
Skyworks Solutions, Inc.	4,679	565,598
Texas Instruments, Inc.	23,940	3,071,262
VMware, Inc., Class A (a)	184	27,929
Western Union Co., The (b)	29,664	794,402
		37,111,421
Materials: 2.6%
Air Products & Chemicals, Inc.	5,301	1,245,682
Avery Dennison Corp.	1,191	155,807
Celanese Corp.	2,005	246,856
Eastman Chemical Co.	2,494	197,674
Ecolab, Inc.	1,088	209,973
LyondellBasell Industries NV, Class A	3,234	305,548
Reliance Steel & Aluminum Co.	1,765	211,376
Royal Gold, Inc.	2,466	301,469
Sonoco Products Co.	2,504	154,547
WestRock Co.	10,548	452,615
		3,481,547
Real Estate: 4.2%
AvalonBay Communities, Inc., REIT	651	136,515
Brandywine Realty Trust, REIT	9,944	156,618
Brixmor Property Group, Inc., REIT	11,853	256,143
Healthpeak Properties, Inc., REIT	9,088	313,263
Host Hotels & Resorts, Inc., REIT	10,904	202,269
Iron Mountain, Inc., REIT (b)	9,819	312,932
Kimco Realty Corp., REIT (b)	5,179	107,257
Outfront Media, Inc., REIT	2,659	71,314
Public Storage, REIT	1,404	298,996

SEE NOTES TO FINANCIAL STATEMENTS	76

December 31, 2019
Schedules of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Rayonier, Inc., REIT	6,805	$222,932
Service Properties Trust, REIT	24,020	584,407
Simon Property Group, Inc., REIT	5,719	851,902
SITE Centers Corp., REIT	269	3,771
Starwood Property Trust, Inc., REIT	37,458	931,207
VICI Properties, Inc., REIT	12,008	306,804
WP Carey, Inc., REIT	10,906	872,916
		5,629,246
Utilities: 1.0%
Consolidated Edison, Inc.	825	74,638
Dominion Energy, Inc.	13,988	1,158,486
Edison International	771	58,141
		1,291,265
TOTAL COMMON STOCKS
(Cost $89,735,069)		131,508,957

MONEY MARKET: 0.9%
State Street Institutional U.S. Government Money Market Fund, 1.530% (d)(e)	1,193,469	1,193,469
(Cost $1,193,469)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.580% (d)(e)	351,630	$351,630
(Cost $351,630)

TOTAL INVESTMENTS: 100.2%
(Cost $91,280,168)		133,054,056

PAYABLE UPON RETURN OF SECURITIES LOANED: -0.3%		(351,630)

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		156,683

NET ASSETS: 100.0%		$132,859,109

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2019. The total market value of securities on loan as of December 31, 2019 was $2,270,024.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(e)	Premier Class shares

77	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Global Opportunities Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.3%
Communication Services: 2.4%
KDDI Corp.	34,300	$1,023,387

Consumer Discretionary: 2.9%
Aptiv PLC	12,993	1,233,945

Consumer Staples: 9.5%
Danone SA	15,600	1,295,516
Jeronimo Martins SGPS SA	65,119	1,073,115
Sprouts Farmers Market, Inc. (a)	34,441	666,433
Unilever NV	16,993	975,240
		4,010,304
Financials: 17.6%
AIA Group, Ltd.	149,600	1,573,487
Bandhan Bank, Ltd.	89,023	636,070
Beazley PLC	144,508	1,063,262
HDFC Bank, Ltd., ADR	24,496	1,552,312
Hiscox, Ltd.	74,836	1,411,579
Prudential PLC	60,794	1,164,851
		7,401,561
Health Care: 19.9%
Abcam PLC	36,813	659,269
Alexion Pharmaceuticals, Inc. (a)	5,882	636,138
Becton Dickinson & Co.	3,126	850,178
Danaher Corp.	4,786	734,555
Evotec SE (a)	37,716	972,375
Genus PLC	15,008	632,146
Grifols SA, ADR	38,080	886,883
IQVIA Holdings, Inc. (a)	9,940	1,535,829
Thermo Fisher Scientific, Inc.	4,392	1,426,829
		8,334,202
Industrials: 8.7%
IDEX Corp.	4,924	846,928
Kubota Corp.	65,600	1,030,132
Tomra Systems ASA	24,725	785,926
Xylem, Inc.	12,645	996,300
		3,659,286
Information Technology: 26.8% (b)
ASML Holding NV	2,332	690,404
Cadence Design Systems, Inc. (a)	15,357	1,065,162
IPG Photonics Corp. (a)	5,814	842,565
Keyence Corp.	3,550	1,246,541
MasterCard, Inc., Class A	4,067	1,214,366
Microsoft Corp.	11,157	1,759,458

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
SAP SE	6,113	$822,798
Taiwan Semiconductor Manufacturing Co, Ltd	137,000	1,516,291
TE Connectivity, Ltd.	8,795	842,913
Visa, Inc., Class A	6,653	1,250,099
		11,250,597
Materials: 8.9%
Croda International PLC	12,634	858,210
Ecolab, Inc.	4,360	841,436
Koninklijke DSM NV	6,196	810,100
Linde PLC	5,847	1,244,827
		3,754,573
Real Estate: 2.6%
Equinix, Inc., REIT	1,863	1,087,433

TOTAL COMMON STOCKS
(Cost $35,901,304)		41,755,288

MONEY MARKET: 0.8%
State Street Institutional U.S. Government Money Market Fund, 1.530% (c)(d)	340,811	340,811
(Cost $340,811)

TOTAL INVESTMENTS: 100.1%
(Cost $36,242,115)		42,096,099

OTHER ASSETS AND LIABILITIES — (NET): -0.1%		(21,985)

NET ASSETS: 100.0%		$42,074,114

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(d)	Premier Class shares

SEE NOTES TO FINANCIAL STATEMENTS	78

December 31, 2019
Schedules of Investments, continued

Pax Global Opportunities Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
France	$1,295,516	3.1%
Germany	1,795,173	4.3%
Hong Kong	1,573,487	3.7%
India	2,188,381	5.2%
Japan	3,300,061	7.8%
Netherlands	2,475,743	5.9%
Norway	785,926	1.9%
Portugal	1,073,115	2.6%
Spain	886,883	2.1%
Taiwan	1,516,292	3.6%
United Kingdom	5,789,317	13.8%
United States	19,075,394	45.3%
Money Market	340,811	0.8%
Other assets and liabilities (net)	(21,985)	-0.1%
TOTAL	$42,074,114	100.0%

79	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.8%
RENEWABLE & ALTERNATIVE ENERGY: 0.8%
Renewable Energy Developers & Independent Power Producers (IPPS): 0.8%
Huaneng Renewables Corp., Ltd.	18,747,107	$7,289,981
ENERGY EFFICIENCY: 35.4%
Power Network Efficiency: 5.3%
Hubbell, Inc.	123,166	18,206,398
Schneider Electric SE	322,605	33,144,348
		51,350,746
Industrial Energy Efficiency: 9.3%
ANSYS, Inc. (a)	57,291	14,747,276
Delta Electronics, Inc.	4,012,475	20,304,624
PTC, Inc. (a)	193,165	14,466,127
Rockwell Automation, Inc.	61,311	12,425,900
Siemens AG	215,683	28,166,375
		90,110,302
Buildings Energy Efficiency: 9.6%
A.O. Smith Corp.	172,620	8,223,617
Autodesk, Inc. (a)	110,550	20,281,503
Ingersoll-Rand PLC	215,825	28,687,460
Kingspan Group PLC	148,078	9,044,095
Sekisui Chemical Co., Ltd.	774,400	13,435,768
Signify NV	413,249	12,934,189
		92,606,632
Transport Energy Efficiency: 10.1%
Aptiv PLC	282,660	26,844,220
Delphi Technologies PLC (a)	648,957	8,326,118
TE Connectivity, Ltd.	293,060	28,086,870
Umicore SA	294,551	14,354,645
Zhuzhou CRRC Times Electric Co. Ltd.	5,680,800	20,553,617
		98,165,470
Consumer Energy Efficiency: 1.1%
Murata Manufacturing Co., Ltd.	180,900	11,134,135
WATER INFRASTRUCTURE & TECHNOLOGIES: 25.1%
Water Infrastructure: 9.5%
Ferguson PLC	185,592	16,890,141
Georg Fischer AG	11,217	11,374,315
IDEX Corp.	134,102	23,065,544
Pentair PLC	341,238	15,652,587
Xylem, Inc.	312,475	24,619,905
		91,602,492

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Treatment Equipment: 3.4%
Ecolab, Inc.	123,639	$23,861,091
Woongjin Coway Co., Ltd.	108,393	8,726,178
		32,587,269
Water Utilities: 9.7%
American Water Works Co., Inc.	208,698	25,638,549
Beijing Enterprises Water Group, Ltd. (a)	22,236,000	11,246,682
Pennon Group PLC	1,426,869	19,353,613
Severn Trent PLC	189,372	6,308,679
Suez	2,045,625	30,997,888
		93,545,411
Diversified Water Infrastructure & Technology: 2.5%
Danaher Corp.	154,991	23,788,019
POLLUTION CONTROL: 12.1%
Environmental Testing & Gas Sensing: 9.2%
Agilent Technologies, Inc.	336,431	28,700,929
Applus Services SA	623,683	7,986,867
Intertek Group PLC	334,461	25,916,760
Waters Corp. (a)	112,902	26,379,552
		88,984,108
Public Transportation: 2.9%
East Japan Railway Co.	314,500	28,387,374
WASTE MANAGEMENT & TECHNOLOGIES: 4.3%
Waste Technology Equipment: 0.8%
China Everbright International, Ltd.	9,464,555	7,589,617
General Waste Management: 3.5%
Waste Management, Inc.	297,848	33,942,758
FOOD, AGRICULTURE & FORESTRY: 15.3%
Logistics, Food Safety & Packaging: 7.9%
GEA Group AG	690,478	22,832,530
Mettler-Toledo International, Inc. (a)	18,590	14,747,075
Sealed Air Corp.	355,597	14,163,429
WestRock Co.	572,009	24,544,906
		76,287,940

SEE NOTES TO FINANCIAL STATEMENTS	80

December 31, 2019
Schedules of Investments, continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
FOOD, AGRICULTURE & FORESTRY, continued
Sustainable & Efficient Agriculture: 7.4%
Koninklijke DSM NV	107,661	$14,076,201
Kubota Corp.	1,338,900	21,025,068
Trimble, Inc. (a)	592,572	24,704,327
Welbilt, Inc. (a)	784,022	12,238,583
		72,044,179
DIVERSIFIED ENVIRONMENTAL: 4.8%
Equinix, Inc., REIT	21,240	12,397,788
Linde PLC	161,507	34,384,840
		46,782,628
TOTAL COMMON STOCKS
(Cost $758,442,359)		946,199,061

MONEY MARKET: 2.1%
State Street Institutional U.S. Government Money Market Fund, 1.530% (b)(c)	20,471,038	20,471,038
(Cost $20,471,038)

TOTAL INVESTMENTS: 99.9%
(Cost $778,913,397)		966,670,099

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		1,530,622

NET ASSETS: 100.0%		$968,200,721

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(c)	Premier Class shares

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Belgium	$14,354,645	1.5%
China	46,679,897	4.8%
France	64,142,235	6.6%
Germany	50,998,904	5.3%
Ireland	9,044,095	0.9%
Japan	73,982,346	7.7%
Netherlands	27,010,391	2.8%
South Korea	8,726,178	0.9%
Spain	7,986,867	0.8%
Switzerland	11,374,315	1.2%
Taiwan	20,304,624	2.1%
United Kingdom	76,795,312	7.9%
United States	534,799,252	55.3%
Money Market	20,471,038	2.1%
Other assets and liabilities (net)	1,530,622	0.1%
Total	$968,200,721	100.0%

81	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.0%
Communication Services: 4.5%
Auto Trader Group PLC	19,384	$153,078
CenturyLink, Inc.	20,502	270,831
Deutsche Telekom AG	69,525	1,136,189
Elisa OYJ	2,968	163,963
Eutelsat Communications SA	3,642	59,195
Iliad SA	520	67,637
ITV PLC	75,570	151,199
Netflix, Inc. (a)	9,174	2,968,432
Omnicom Group, Inc. (b)	4,608	373,340
Orange SA	41,615	611,582
Proximus SADP	3,174	90,947
Publicis Groupe SA	9,732	441,262
Quebecor, Inc., Class B	3,814	97,336
REA Group, Ltd.	1,100	79,911
Schibsted ASA, Class B	2,045	58,440
Singapore Press Holdings, Ltd.	31,700	51,351
Singapore Telecommunications, Ltd.	186,800	468,120
Spark New Zealand, Ltd.	38,302	111,689
Tele2 AB, Class B	10,417	151,193
Telefonica Deutschland Holding AG	17,496	50,712
Telenet Group Holding NV	909	40,862
Telenor ASA	15,348	275,123
Telia Company AB	57,076	245,228
Telstra Corp., Ltd.	86,830	215,685
TELUS Corp.	4,226	163,631
Twitter, Inc. (a)	15,286	489,916
Ubisoft Entertainment SA (a)	1,746	120,968
Verizon Communications, Inc.	86,275	5,297,286
Vodafone Group PLC	557,428	1,082,176
Walt Disney Co., The	37,552	5,431,147
Zayo Group Holdings, Inc. (a)	5,010	173,597
		21,092,026
Consumer Discretionary: 15.5%
Accor SA	3,833	179,916
Aristocrat Leisure, Ltd.	11,988	283,266
Barratt Developments PLC	21,038	208,306
Best Buy Co., Inc.	114,823	10,081,460
Burberry Group PLC	8,584	250,615
Burlington Stores, Inc. (a)	1,443	329,047
Capri Holdings, Ltd. (a)	108,653	4,145,112
Compass Group PLC	33,088	829,244
Daimler AG	18,969	1,048,688
Dollar General Corp.	5,460	851,651

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
eBay, Inc.	17,359	$626,833
EssilorLuxottica SA	5,913	903,988
Gap Inc., The	4,785	84,599
H&R Block, Inc. (b)	4,261	100,048
Hasbro, Inc.	2,527	266,876
Hennes & Mauritz AB, Class B	60,936	1,242,944
Hermes International	661	495,160
Hilton Worldwide Holdings, Inc.	5,804	643,722
Husqvarna AB, Class B	8,189	65,624
InterContinental Hotels Group PLC	3,608	247,923
Kering SA	8,104	5,339,843
Kohl’s Corp.	3,503	178,478
Lowe’s Cos., Inc.	16,596	1,987,537
lululemon athletica, Inc. (a)	40,748	9,440,089
LVMH Moet Hennessy Louis Vuitton SE	5,795	2,700,201
Macy’s, Inc. (b)	111,677	1,898,509
Marks & Spencer Group PLC	40,676	115,335
Marriott International, Inc., Class A	6,005	909,337
Michelin	3,566	438,829
Moncler SpA	3,767	169,543
Next PLC	2,827	263,427
Nokian Renkaat OYJ	2,594	74,608
Nordstrom, Inc. (b)	2,186	89,473
PVH Corp.	1,657	174,234
Ralph Lauren Corp.	1,163	136,327
Renault SA	4,010	190,425
Sodexo SA	5,619	665,894
Starbucks Corp.	70,029	6,156,950
Tapestry, Inc.	6,139	165,569
Target Corp.	10,775	1,381,463
Taylor Wimpey PLC	68,409	175,405
Tiffany & Co.	27,794	3,714,668
TJX Cos., Inc., The	25,344	1,547,505
TUI AG	9,198	116,081
Ulta Beauty, Inc. (a)	39,325	9,954,732
Vail Resorts, Inc.	915	219,444
Valeo SA	5,012	177,642
Wesfarmers, Ltd.	23,651	687,339
Whitbread PLC	2,805	180,021
		72,133,930
Consumer Staples: 13.0%
a2 Milk Co., Ltd. (a)	15,331	155,232

SEE NOTES TO FINANCIAL STATEMENTS	82

December 31, 2019
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Carrefour SA	12,348	$207,677
Clorox Co., The	2,672	410,259
Coca-Cola Amatil, Ltd.	10,138	78,728
Coca-Cola Co., The	102,595	5,678,633
Coles Group, Ltd.	23,652	246,212
Danone SA	12,880	1,069,631
Diageo PLC	49,557	2,088,166
Empire Co., Ltd., Class A	3,678	86,275
Essity AB, Class B	12,651	407,441
Estee Lauder Cos, Inc., The, Class A	48,518	10,020,907
General Mills, Inc.	12,522	670,678
George Weston, Ltd.	1,617	128,284
Heineken Holding NV	2,404	233,651
Heineken NV	5,408	577,184
Henkel AG & Co. KGaA	2,168	203,776
Hershey Co.,The	41,270	6,065,864
ICA Gruppen AB	1,888	88,192
Ingredion, Inc.	1,489	138,403
J.M. Smucker Co., The	6,715	699,233
Kellogg Co.	140,876	9,742,983
Kimberly-Clark Corp.	7,180	987,609
Kroger Co., The	16,928	490,743
Loblaw Cos, Ltd.	3,892	200,812
L’Oreal SA	5,272	1,558,969
McCormick & Co., Inc.	2,562	434,848
Metro, Inc.	5,339	220,336
Mowi ASA	9,150	237,908
Orkla ASA	15,941	161,655
PepsiCo, Inc.	29,305	4,005,114
Pernod Ricard SA	4,429	792,514
Procter & Gamble Co., The	52,325	6,535,393
Remy Cointreau SA	443	54,412
Saputo, Inc.	4,988	154,417
Tesco PLC	206,436	697,678
Treasury Wine Estates, Ltd.	15,000	170,861
Unilever NV	30,403	1,744,849
Unilever PLC	23,322	1,335,013
Walgreens Boots Alliance, Inc.	16,302	961,166
Woolworths Group, Ltd.	26,257	665,968
		60,407,674
Financials: 20.6%
Admiral Group PLC	3,807	116,336
AIB Group PLC	16,123	56,173
Allianz SE	8,855	2,169,721

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Allstate Corp., The	7,003	$787,487
Ally Financial, Inc.	8,371	255,818
American International Group, Inc.	18,174	932,871
Amundi SA	1,263	99,318
Aon PLC	5,046	1,051,031
Assicurazioni Generali SpA	22,919	473,158
Assurant, Inc.	1,328	174,074
ASX, Ltd.	4,038	222,333
Australia & New Zealand Banking Group, Ltd	60,873	1,049,814
Aviva PLC	81,699	453,474
AXA SA	40,451	1,142,993
Banco Santander SA	350,586	1,469,919
Bank Leumi Le-Israel BM	31,149	227,167
Bank of America Corp.	264,356	9,310,617
Bank of Montreal	13,478	1,044,570
Bank of Nova Scotia, The	25,565	1,444,067
Bank of Queensland, Ltd.	8,246	41,974
Bankinter SA	14,062	103,288
Bendigo & Adelaide Bank, Ltd.	9,907	67,980
BNP Paribas SA	23,463	1,394,596
CaixaBank SA	74,861	235,742
Canadian Imperial Bank of Commerce	32,761	2,726,236
CIT Group, Inc.	2,073	94,591
Citigroup, Inc.	48,242	3,854,053
CNP Assurances	261,772	5,215,845
Commerzbank AG	20,899	129,073
Commonwealth Bank of Australia	36,926	2,071,467
Danske Bank A/S	13,489	218,229
Deutsche Boerse AG	3,963	621,448
Direct Line Insurance Group PLC	28,681	118,669
Discover Financial Services	6,762	573,553
DNB ASA	73,739	1,379,871
E*TRADE Financial Corp.	5,205	236,151
Eaton Vance Corp.	2,474	115,511
Eurazeo SA	789	54,158
EXOR NV	2,264	175,531
First Republic Bank	3,519	413,307
Gjensidige Forsikring ASA	4,173	87,595
Globe Life, Inc.	2,268	238,707
Groupe Bruxelles Lambert SA	1,683	177,592
Hang Seng Bank, Ltd.	16,000	330,720

83	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Hargreaves Lansdown PLC	5,936	$152,266
Hartford Financial Services Group, Inc., The	7,607	462,277
Huntington Bancshares, Inc.	21,895	330,177
iA Financial Corp., Inc.	2,264	124,363
Industrivarden AB, Class C	3,484	84,019
Insurance Australia Group, Ltd.	48,207	259,022
Intact Financial Corp.	7,972	862,060
Intercontinental Exchange, Inc.	11,854	1,097,088
Investor AB, Class B	9,502	518,750
KeyCorp.	21,083	426,720
Kinnevik AB	5,047	123,677
Legal & General Group PLC	124,341	499,485
Lincoln National Corp.	4,286	252,917
Macquarie Group, Ltd.	6,862	664,545
Manulife Financial Corp.	41,535	843,142
Medibank Pvt, Ltd.	57,446	127,313
MetLife, Inc.	16,905	861,648
Moody’s Corp.	3,608	856,575
Muenchener Rueckversicherungs AG	3,011	888,525
National Australia Bank, Ltd.	60,416	1,045,444
National Bank of Canada	7,066	392,220
Natixis SA	19,733	87,901
Onex Corp.	1,855	117,381
PNC Financial Services Group, Inc., The	9,418	1,503,395
Poste Italiane SpA	10,898	123,833
Principal Financial Group, Inc.	167,168	9,194,240
Progressive Corp., The	12,278	888,804
Reinsurance Group of America, Inc.	1,384	225,675
Royal Bank of Canada	30,257	2,394,137
Royal Bank of Scotland Group PLC	100,885	323,633
RSA Insurance Group PLC	21,513	161,234
S&P Global, Inc.	5,138	1,402,931
Schroders PLC	2,594	114,541
Skandinaviska Enskilda Banken AB, Class A	33,949	319,252
Societe Generale SA	16,011	558,751
Standard Chartered PLC	58,240	548,801
State Street Corp.	7,808	617,613
Sun Life Financial, Inc.	12,460	568,139

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Suncorp Group, Ltd.	218,586	$1,985,598
Svenska Handelsbanken AB, Class A	88,329	951,325
Swedbank AB, Class A	269,722	4,009,682
Synchrony Financial	12,957	466,582
TD Ameritrade Holding Corp.	5,780	287,266
Toronto-Dominion Bank, The	38,199	2,142,415
Tryg A/S	2,521	74,739
U.S. Bancorp	31,637	1,875,758
Unum Group	4,423	128,975
Voya Financial, Inc.	119,797	7,305,220
Wendel SA	565	75,262
Westpac Banking Corp.	71,914	1,228,056
Willis Towers Watson PLC	2,703	545,844
Zurich Insurance Group AG	3,157	1,294,999
		95,551,043
Health Care: 11.6%
Abbott Laboratories	36,812	3,197,490
Alcon, Inc. (a)	8,665	490,800
Alexion Pharmaceuticals, Inc. (a)	4,742	512,847
Alkermes PLC (a)	3,298	67,279
Alnylam Pharmaceuticals, Inc. (a)(b)	2,371	273,068
AmerisourceBergen Corp.	3,299	280,481
Anthem, Inc.	5,396	1,629,754
AstraZeneca PLC	27,363	2,738,816
Becton Dickinson & Co.	5,661	1,539,622
Cardinal Health, Inc.	26,255	1,327,978
CSL, Ltd.	9,452	1,832,573
CVS Health Corp.	27,132	2,015,636
Eli Lilly & Co.	18,314	2,407,009
Genmab A/S (a)	1,356	301,579
Gilead Sciences, Inc.	26,595	1,728,143
GlaxoSmithKline PLC	104,044	2,444,724
Hologic, Inc. (a)	5,635	294,203
IDEXX Laboratories, Inc. (a)	1,892	494,058
Ipsen SA	788	69,948
Johnson & Johnson	55,408	8,082,366
Koninklijke Philips NV	19,321	944,482
McKesson Corp.	4,039	558,674
Medtronic PLC	28,035	3,180,571
Mylan NV (a)	10,824	217,562
Novo Nordisk A/S, Class B	36,909	2,138,834
Orion OYJ, Class B	2,179	100,913
Quest Diagnostics, Inc.	65,844	7,031,482

SEE NOTES TO FINANCIAL STATEMENTS	84

December 31, 2019
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Recordati SpA	2,181	$91,939
Ryman Healthcare, Ltd.	8,344	91,705
Sanofi	23,469	2,356,931
Smith & Nephew PLC	18,247	439,766
Stryker Corp.	7,109	1,492,463
UCB SA	2,638	209,918
Varian Medical Systems, Inc. (a)	1,954	277,488
Vertex Pharmaceuticals, Inc. (a)	5,391	1,180,359
Waters Corp. (a)	1,546	361,223
Zoetis, Inc.	9,999	1,323,368
		53,726,052
Industrials: 6.2%
Aeroports de Paris	620	122,756
Alfa Laval AB	6,562	165,259
Allegion PLC	2,001	249,205
Alstom SA	3,978	189,031
Assa Abloy AB, Class B	20,908	488,734
Atlas Copco AB, Class A	14,008	559,139
Atlas Copco AB, Class B	8,140	282,629
Auckland International Airport, Ltd.	20,214	119,149
Aurizon Holdings, Ltd.	41,513	152,350
Brambles, Ltd.	33,266	273,803
Bureau Veritas SA	5,994	156,695
Canadian National Railway Co.	15,050	1,361,460
Cie de Saint-Gobain	10,263	420,432
Cummins, Inc.	3,140	561,934
Deutsche Lufthansa AG	4,957	91,244
easyJet PLC	3,116	58,696
GEA Group AG	3,201	105,850
Getlink SE	9,178	160,017
Ingersoll-Rand PLC	5,092	676,829
Intertek Group PLC	3,367	260,903
KION Group AG	1,315	90,429
Kone OYJ, Class B	7,090	463,600
Legrand SA	45,822	3,741,997
ManpowerGroup, Inc.	1,300	126,230
MTR Corp., Ltd.	32,130	189,873
Pentair PLC	3,505	160,774
Randstad NV	2,486	152,330
Republic Services, Inc.	4,742	425,025
Sandvik AB	23,549	458,672
Schneider Electric SE	11,473	1,178,732

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Securitas AB, Class B	6,532	$112,541
SEEK, Ltd.	6,959	110,145
Siemens AG	15,958	2,083,980
Skanska AB, Class B	7,097	160,546
Societe BIC SA	497	34,564
Southwest Airlines Co.	2,876	155,246
Sydney Airport	23,070	140,167
Transurban Group	55,806	584,124
Volvo AB, Class B	147,552	2,470,195
Weir Group PLC, The	5,416	108,320
Wolters Kluwer NV	128,498	9,382,344
WSP Global, Inc.	2,259	154,253
		28,940,202
Information Technology: 16.5%
Accenture PLC, Class A	13,405	2,822,691
Alliance Data Systems Corp.	928	104,122
ANSYS, Inc. (a)	1,752	450,982
Atos SE	2,050	171,304
Autodesk, Inc. (a)	35,451	6,503,840
Capgemini SE	3,316	405,563
CDW Corp.	3,075	439,233
Cisco Systems, Inc.	89,330	4,284,267
Computershare, Ltd.	10,194	120,186
Dassault Systemes SA	2,743	452,390
DocuSign,Inc. (a)	2,268	168,081
Dropbox, Inc., Class A (a)	4,123	73,843
Halma PLC	7,920	221,781
Hewlett Packard Enterprise Co.	27,992	443,953
Hexagon AB, Class B	5,431	304,414
HP, Inc.	31,491	647,140
IBM	18,551	2,486,576
Ingenico Group SA	1,251	136,082
Intuit, Inc.	32,773	8,584,232
Micro Focus International PLC	7,148	100,327
Microsoft Corp.	135,538	21,374,344
Nokia OYJ	117,562	434,846
Okta, Inc. (a)(b)	2,268	261,659
PayPal Holdings Inc (a)	23,296	2,519,928
salesforce.com, Inc. (a)	17,431	2,834,978
SAP SE	20,501	2,759,396
Splunk, Inc. (a)	3,196	478,665
Square, Inc. (a)	7,101	444,239
Texas Instruments, Inc.	72,512	9,302,564
Twilio, Inc., Class A (a)(b)	2,371	233,022
Visa, Inc., Class A	36,328	6,826,031

85	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Western Union Co., The (b)	9,071	$242,921
Wirecard AG	2,450	295,428
		76,929,028
Materials: 3.4%
Air Liquide SA	9,857	1,397,434
Arkema SA	1,436	153,548
BlueScope Steel, Ltd.	10,896	115,406
Boliden AB	5,706	151,544
Boral, Ltd.	24,454	76,934
Chr. Hansen Holding A/S	2,201	174,908
Dow, Inc.	15,668	857,510
Ecolab, Inc.	5,456	1,052,953
Evonik Industries AG	3,888	118,748
Fortescue Metals Group, Ltd.	28,903	217,881
Incitec Pivot, Ltd.	33,495	74,831
Johnson Matthey PLC	4,038	160,556
Kinross Gold Corp. (a)	26,217	124,367
Koninklijke DSM NV	60,248	7,877,161
Newmont Mining Corp.	27,944	1,214,167
Norsk Hydro ASA	28,054	104,322
Novozymes A/S, Class B	4,454	217,958
Orica, Ltd.	100	1,542
PPG Industries, Inc.	4,948	660,509
Solvay SA	1,546	179,943
Stora Enso OYJ, Class R	12,135	176,574
UPM-Kymmene OYJ	11,134	386,288
Yara International ASA	3,705	154,364
		15,649,448
Real Estate: 1.5%
Ascendas Real Estate Investment Trust, REIT	52,700	116,433
Azrieli Group, Ltd.	833	61,019
British Land Co. PLC, The, REIT	18,764	158,772
Camden Property Trust, REIT	2,074	220,051
CapitaLand Commercial Trust, REIT	54,800	81,159
City Developments, Ltd.	9,600	78,133
CK Asset Holdings, Ltd.	54,000	389,677
Covivio, REIT	956	108,573
Dexus, REIT	22,770	187,438
Equity LifeStyle Properties, Inc., REIT	3,608	253,967
First Capital Real Estate Investment Trust	3,752	59,723
Gecina SA, REIT	955	170,967

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
GPT Group, The, REIT	40,398	$159,129
Host Hotels & Resorts, Inc., REIT	15,553	288,508
ICADE, REIT	587	63,917
Iron Mountain, Inc., REIT (b)	6,030	192,176
Jones Lang LaSalle, Inc.	1,128	196,374
Klepierre SA, REIT	4,169	158,605
Land Securities Group PLC, REIT	14,693	192,868
LendLease Group	11,768	145,494
Link, REIT	44,500	471,432
Mirvac Group, REIT	81,584	182,609
RioCan Real Estate Investment Trust, REIT	3,196	65,862
Scentre Group, REIT	110,909	298,484
Stockland, REIT	49,736	161,372
Suntec Real Estate Investment Trust, REIT	38,400	52,567
Swire Properties, Ltd.	24,600	81,496
Unibail-Rodamco-Westfield, REIT	2,885	455,158
Vicinity Centres, REIT	66,876	116,970
Vonovia SE	10,594	568,997
Welltower, Inc., REIT	8,453	691,287
Weyerhaeuser Co., REIT	15,557	469,821
		6,899,038
Utilities: 6.2%
AGL Energy, Ltd.	13,680	196,904
Alliant Energy Corp.	4,974	272,177
American Electric Power Co., Inc.	10,346	977,800
American Water Works Co., Inc.	76,616	9,412,275
APA Group	24,612	191,591
CMS Energy Corp.	5,970	375,155
Consolidated Edison, Inc.	6,866	621,167
Edison International	7,482	564,218
Electricite de France SA	12,558	140,126
Emera, Inc.	4,988	214,301
Engie SA	38,100	617,156
Entergy Corp.	3,982	477,044
Fortis, Inc./Canada	217,134	9,009,418
Fortum OYJ	9,265	228,692
Hydro One, Ltd.	6,904	133,343
Meridian Energy, Ltd.	26,732	90,047
National Grid PLC	71,168	889,398

SEE NOTES TO FINANCIAL STATEMENTS	86

December 31, 2019
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Utilities, continued
Orsted A/S	3,946	$408,114
Red Electrica Corp. SA	9,031	181,972
Sempra Energy	22,200	3,362,856
Severn Trent PLC	4,952	164,969
Suez	7,129	108,028
United Utilities Group PLC	14,224	177,998
		28,814,749
TOTAL COMMON STOCKS
(Cost $392,886,546)		460,143,190

PREFERRED STOCKS: 0.1%
Consumer Staples: 0.1%
Henkel AG & Co. KGaA	3,717	383,968
Materials: 0.0% (c)
Fuchs Petrolub SE	1,363	67,719

TOTAL PREFERRED STOCKS
(Cost $481,721)		451,687

EXCHANGE-TRADED FUNDS: 0.6%
iShares Core MSCI EAFE ETF	14,973	976,839
iShares Core S&P 500 ETF	6,245	2,018,633
(Cost $2,647,585)		2,995,472

MONEY MARKET: 0.4%
State Street Institutional U.S. Government Money Market Fund, 1.530% (d)(e)	1,766,097	1,766,097
(Cost $1,766,097)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.0%(c)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.580% (d)(e)	19,406	$19,406
(Cost $19,406)

TOTAL INVESTMENTS: 100.1%
(Cost $397,801,355)		465,375,852

PAYABLE UPON RETURN OF SECURITIES LOANED: 0.0%(c)		(19,406)

OTHER ASSETS AND LIABILITIES — (NET): -0.1%		(501,250)

NET ASSETS: 100.0%		$464,855,196

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2019. The total market value of securities on loan as of December 31, 2019 was $2,759,039.
(c)	Rounds to less than 0.05%.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(e)	Premier Class shares

87	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Australia	$16,531,450	3.6%
Belgium	699,262	0.2%
Canada	34,575,531	7.4%
Denmark	3,534,360	0.8%
Finland	2,029,485	0.4%
France	37,674,528	8.0%
Germany	12,813,890	2.8%
Hong Kong	1,463,196	0.3%
Ireland	56,173	0.0%*
Israel	288,187	0.1%
Italy	1,034,004	0.2%
Netherlands	20,911,999	4.4%
New Zealand	567,822	0.1%
Norway	2,459,278	0.5%
Singapore	847,763	0.2%
Spain	1,990,921	0.4%
Sweden	13,361,002	2.9%
Switzerland	1,785,799	0.4%
United Kingdom	18,499,998	4.0%
United States	289,470,229	62.4%
Exchange-Traded Funds	2,995,472	0.6%
Money Market	1,766,097	0.4%
Other assets and liabilities (net)	(501,250)	-0.1%
TOTAL	$464,855,196	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS	88

December 31, 2019
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.3%
Australia: 9.2%
Aurizon Holdings, Ltd.	194,683	$714,472
Australia & New Zealand Banking Group, Ltd	294,899	5,085,820
Bendigo & Adelaide Bank, Ltd.	105,636	724,858
BlueScope Steel, Ltd.	48,791	516,774
Brambles, Ltd.	127,178	1,046,764
Coca-Cola Amatil, Ltd.	78,446	609,185
Cochlear, Ltd.	4,315	680,070
Coles Group, Ltd.	91,070	948,017
Commonwealth Bank of Australia	154,223	8,651,570
Computershare, Ltd.	117,271	1,382,614
CSL, Ltd.	36,774	7,129,819
Dexus, REIT	208,944	1,719,981
Fortescue Metals Group, Ltd.	243,259	1,833,772
Goodman Group, REIT	157,105	1,476,345
GPT Group, The, REIT	364,078	1,434,119
Insurance Australia Group, Ltd.	254,209	1,365,894
LendLease Group	42,900	530,395
Macquarie Group, Ltd.	29,787	2,884,701
National Australia Bank, Ltd.	258,896	4,479,962
Newcrest Mining, Ltd.	66,843	1,411,655
Stockland, REIT	309,024	1,002,647
Sydney Airport	200,968	1,221,025
Telstra Corp., Ltd.	374,639	930,600
Transurban Group	250,645	2,623,513
Wesfarmers, Ltd.	104,877	3,047,906
Westpac Banking Corp.	357,442	6,103,943
		59,556,421
Austria: 0.2%
Voestalpine AG	43,916	1,218,038
Belgium: 0.7%
KBC Group NV	16,978	1,280,049
Solvay SA	4,761	554,147
UCB SA	17,176	1,366,773
Umicore SA	21,195	1,032,917
		4,233,886
Denmark: 2.7%
Chr. Hansen Holding A/S	10,529	836,712
Coloplast A/S, Class B	9,867	1,224,110
Genmab A/S (a)	5,564	1,237,453
H Lundbeck A/S	30,643	1,171,498
ISS A/S	10,572	253,673
Novo Nordisk A/S, Class B	156,493	9,068,588
Orsted A/S	12,809	1,324,767

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Denmark, continued
Pandora A/S	8,119	$353,188
Vestas Wind Systems A/S	20,128	2,033,057
		17,503,046
Finland: 0.8%
Metso OYJ	7,447	294,194
Nokian Renkaat OYJ	43,607	1,254,219
Stora Enso OYJ, Class R	33,598	488,877
UPM-Kymmene OYJ	69,233	2,402,004
Wartsila OYJ Abp	48,079	531,440
		4,970,734
France: 9.9%
Accor SA	28,593	1,342,120
Air Liquide SA	46,791	6,633,594
Atos SE	19,573	1,635,577
AXA SA	181,406	5,125,852
Bouygues SA	41,337	1,762,070
Carrefour SA	103,016	1,732,590
Cie de Saint-Gobain	54,158	2,218,628
Credit Agricole SA	162,630	2,366,484
Danone SA	47,333	3,930,812
EssilorLuxottica SA	30,181	4,614,116
Eurazeo SA	17,089	1,173,007
Gecina SA, REIT	9,291	1,663,306
Getlink SE	55,311	964,340
Kering SA	7,813	5,148,099
L’Oreal SA	23,786	7,033,695
Michelin	21,375	2,630,388
Natixis SA	98,160	437,255
Orange SA	217,034	3,189,576
Schneider Electric SE	60,421	6,207,637
SES SA	31,734	444,950
Unibail-Rodamco-Westfield, REIT	12,097	1,908,509
Valeo SA	27,236	965,332
Wendel SA	4,872	648,987
		63,776,924
Germany: 10.5%
adidas AG	14,763	4,798,988
Allianz SE	35,980	8,816,099
BASF SE	57,947	4,365,531
Bayerische Motoren Werke AG	29,995	2,456,761
Beiersdorf AG	4,809	575,297
Commerzbank AG	84,920	524,467
Deutsche Boerse AG	14,803	2,321,297
Deutsche Post AG	71,651	2,724,469
Deutsche Wohnen SE	17,011	691,953

89	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Germany, continued
E.ON SE	172,788	$1,846,563
Fraport AG Frankfurt Airport Services Worldwide	5,971	506,849
Henkel AG & Co. KGaA	11,788	1,107,984
Infineon Technologies AG	136,143	3,076,062
Merck KGaA	6,726	792,953
METRO AG	38	611
MTU Aero Engines AG	4,711	1,342,285
Muenchener Rueckversicherungs AG	13,050	3,850,963
QIAGEN NV (a)	15,760	536,995
RWE AG	26,968	826,352
SAP SE	96,310	12,963,147
Siemens AG	84,404	11,022,449
Symrise AG	16,015	1,683,319
Telefonica Deutschland Holding AG	399,968	1,159,296
		67,990,690
Hong Kong: 2.2%
BOC Hong Kong Holdings, Ltd.	524,057	1,819,224
CLP Holdings, Ltd.	182,500	1,915,778
Hang Seng Bank, Ltd.	110,700	2,288,166
HKT Trust & HKT, Ltd.	601,000	846,981
Hong Kong & China Gas Co., Ltd.	815,172	1,592,739
Hong Kong Exchanges and Clearing, Ltd.	47,149	1,531,764
MTR Corp., Ltd.	186,376	1,101,392
Sun Hung Kai Properties, Ltd.	70,500	1,079,698
Swire Pacific, Ltd., Class A	66,000	613,120
Swire Properties, Ltd.	161,000	533,368
Techtronic Industries Co, Ltd.	129,500	1,056,939
		14,379,169
Ireland: 0.8%
CRH PLC	64,500	2,587,024
Kerry Group PLC, Class A	20,455	2,549,120
		5,136,144
Israel: 0.3%
Bank Hapoalim BM	121,533	1,009,305
Bank Leumi Le-Israel BM	140,694	1,026,072
		2,035,377
Italy: 1.3%
Assicurazioni Generali SpA	111,574	2,303,422
CNH Industrial NV	85,902	943,195
EXOR NV	9,174	711,273
Intesa Sanpaolo SpA	1,131,438	2,980,420

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Italy, continued
Snam SpA	253,370	$1,332,169
		8,270,479
Japan: 23.4%
Aeon Co., Ltd.	55,300	1,141,192
AGC, Inc.	22,900	818,857
Ajinomoto Co., Inc.	43,600	725,822
ANA Holdings, Inc.	38,100	1,271,912
Asahi Kasei Corp.	138,600	1,556,257
Astellas Pharma, Inc.	146,100	2,493,924
Bridgestone Corp.	55,900	2,076,691
Central Japan Railway Co.	10,300	2,071,008
Chugai Pharmaceutical Co., Ltd.	22,000	2,026,095
Dai Nippon Printing Co., Ltd.	54,800	1,482,205
Daifuku Co, Ltd.	11,000	664,783
Daikin Industries, Ltd.	27,600	3,894,077
Daiwa House Industry Co., Ltd.	53,300	1,650,000
Denso Corp.	47,500	2,145,211
East Japan Railway Co.	36,000	3,249,429
Eisai Co., Ltd.	25,200	1,885,614
Fast Retailing Co., Ltd.	4,800	2,851,555
Fujitsu, Ltd.	18,300	1,721,222
Hitachi Chemical Co., Ltd.	15,200	636,816
Hitachi Construction Machinery Co., Ltd.	16,400	488,512
Hitachi Metals, Ltd.	27,100	398,904
Honda Motor Co., Ltd.	164,100	4,644,282
Japan Retail Fund Investment Corp., REIT	249	535,825
Kajima Corp.	108,200	1,438,539
Kao Corp.	51,200	4,222,724
KDDI Corp.	138,100	4,120,399
Keio Corp.	7,700	465,921
Keyence Corp.	19,900	6,987,653
Kikkoman Corp.	16,700	817,544
Komatsu, Ltd.	113,900	2,733,763
Konica Minolta, Inc.	154,100	1,003,821
Kubota Corp.	147,500	2,316,228
Kuraray Co., Ltd.	56,900	689,506
Kyocera Corp.	37,800	2,576,284
Kyushu Railway Co.	18,100	605,944
Lawson, Inc.	4,900	278,137
Marui Group Co., Ltd.	15,300	373,053
Mitsubishi Chemical Holdings Corp.	109,700	817,394

SEE NOTES TO FINANCIAL STATEMENTS	90

December 31, 2019
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Mitsubishi Estate Co., Ltd.	138,500	$2,650,178
Mitsubishi Materials Corp.	10,600	287,681
Mitsubishi UFJ Lease & Finance Co., Ltd.	63,800	410,725
Mitsui Fudosan Co., Ltd.	80,100	1,957,637
Mizuho Financial Group, Inc.	1,996,100	3,074,830
Murata Manufacturing Co., Ltd.	62,100	3,822,166
NEC Corp.	39,600	1,638,824
NGK Insulators, Ltd.	29,700	516,662
NGK Spark Plug Co., Ltd.	17,400	337,282
Nikon Corp.	60,000	733,779
Nintendo Co., Ltd.	8,700	3,479,653
Nitto Denko Corp.	12,400	697,225
Nomura Research Institute, Ltd.	22,200	474,770
NSK, Ltd.	39,500	373,401
NTT DOCOMO, Inc.	96,600	2,690,902
Obayashi Corp.	91,500	1,016,259
Odakyu Electric Railway Co., Ltd.	20,500	478,245
Omron Corp.	21,100	1,229,880
Ono Pharmaceutical Co., Ltd.	25,500	582,173
Oriental Land Co., Ltd.	16,300	2,223,994
Osaka Gas Co., Ltd.	65,900	1,260,217
Panasonic Corp.	193,700	1,816,747
Park24 Co., Ltd.	20,900	511,758
Rakuten, Inc.	45,300	387,006
Recruit Holdings Co, Ltd.	102,300	3,831,680
Resona Holdings, Inc.	206,600	900,472
Secom Co., Ltd.	28,300	2,525,568
Sekisui Chemical Co., Ltd.	40,000	693,996
Sekisui House, Ltd.	68,600	1,464,943
Seven & i Holdings Co., Ltd.	65,300	2,393,598
Shimadzu Corp.	28,900	903,795
Shimizu Corp.	59,400	605,097
Shin-Etsu Chemical Co., Ltd.	28,600	3,145,229
Shiseido Co., Ltd.	15,300	1,086,453
Showa Denko KK	41,200	1,085,847
Sompo Holdings, Inc.	30,200	1,185,942
Sony Corp.	112,200	7,618,118
Stanley Electric Co., Ltd.	14,300	413,002
Sumitomo Chemical Co., Ltd.	79,900	362,791
Sumitomo Metal Mining Co., Ltd.	26,900	866,180

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Sumitomo Mitsui Trust Holdings Inc	27,900	$1,102,913
Sysmex Corp.	6,200	422,126
T&D Holdings, Inc.	57,100	722,070
Taisei Corp.	21,600	894,694
Takeda Pharmaceutical Co., Ltd.	119,200	4,714,621
Teijin, Ltd.	15,000	280,232
Tokyo Electron, Ltd.	14,200	3,100,286
Tokyo Gas Co., Ltd.	12,700	308,596
Tokyu Corp.	84,500	1,562,632
Toray Industries, Inc.	81,000	548,817
TOTO, Ltd.	18,300	772,756
Unicharm Corp.	25,600	864,440
West Japan Railway Co.	12,900	1,115,767
Yamada Denki Co., Ltd.	116,500	618,152
Yamaha Corp.	10,000	554,435
Yaskawa Electric Corp.	23,300	877,733
Yokogawa Electric Corp.	25,400	446,051
		150,518,129
Netherlands: 5.8%
Aegon NV	179,835	823,214
Akzo Nobel NV	24,961	2,549,115
ASML Holding NV	41,239	12,209,071
ING Groep NV	161,826	1,945,538
Koninklijke Ahold Delhaize NV	116,263	2,914,992
Koninklijke DSM NV	13,670	1,787,292
Koninklijke Philips NV	99,320	4,855,129
NN Group NV	26,942	1,024,409
Unilever NV	137,526	7,892,710
Wolters Kluwer NV	23,424	1,710,315
		37,711,785
New Zealand: 0.2%
Auckland International Airport, Ltd.	185,006	1,090,496
Fletcher Building, Ltd.	97,043	332,633
		1,423,129
Norway: 0.8%
Mowi ASA	72,223	1,877,864
Norsk Hydro ASA	356,861	1,327,027
Orkla ASA	66,814	677,548
Schibsted ASA, Class B	11,218	320,578
Telenor ASA	63,907	1,145,576
		5,348,593
Portugal: 0.3%
EDP - Energias de Portugal SA	426,749	1,851,832

91	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Singapore: 1.7%
Ascendas Real Estate Investment Trust, REIT	172,500	$381,113
CapitaLand Mall Trust, REIT	236,100	432,196
CapitaLand, Ltd.	189,600	529,082
DBS Group Holdings, Ltd.	152,683	2,943,918
Jardine Cycle & Carriage, Ltd.	13,800	308,606
Keppel Corp., Ltd.	163,100	821,790
Oversea-Chinese Banking Corp, Ltd.	284,441	2,326,886
Singapore Airlines, Ltd.	187,600	1,261,290
Singapore Press Holdings, Ltd.	244,700	396,389
Singapore Telecommunications, Ltd.	696,300	1,745,706
		11,146,976
Spain: 3.8%
Amadeus IT Group SA	47,133	3,860,039
Banco Bilbao Vizcaya Argentaria SA	520,822	2,924,064
Banco de Sabadell SA	482,608	565,089
Bankinter SA	60,032	440,947
CaixaBank SA	293,862	925,389
Enagas SA	15,844	404,140
Ferrovial SA	31,019	939,787
Iberdrola SA	568,447	5,858,169
Industria de Diseno Textil SA	86,834	3,068,757
Naturgy Energy Group SA	43,730	1,101,165
Red Electrica Corp. SA	49,593	999,287
Telefonica SA	488,092	3,413,277
		24,500,110
Sweden: 3.4%
Assa Abloy AB, Class B	90,368	2,112,392
Atlas Copco AB, Class A	72,641	2,899,514
Atlas Copco AB, Class B	37,198	1,291,553
Boliden AB	28,503	757,001
Essity AB, Class B	42,436	1,366,704
Hennes & Mauritz AB, Class B	80,183	1,635,536
Husqvarna AB, Class B	58,608	469,667
Kinnevik AB	34,583	847,457
Millicom International Cellular SA	27,930	1,341,307
Sandvik AB	124,757	2,429,937
Skandinaviska Enskilda Banken AB, Class A	94,735	890,876
Skanska AB, Class B	37,542	849,260

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Sweden, continued
SKF AB, Class B	41,401	$838,218
Svenska Handelsbanken AB, Class A	126,946	1,367,240
Swedbank AB, Class A	79,937	1,188,342
Tele2 AB, Class B	36,236	525,931
Telia Company AB	288,455	1,239,354
		22,050,289
Switzerland: 8.0%
ABB, Ltd.	199,432	4,810,925
Adecco Group AG	18,361	1,160,823
Alcon, Inc. (a)	45,637	2,584,953
Chocoladefabriken Lindt & Spruengli AG	198	1,537,477
Coca-Cola HBC AG	12,239	416,003
Givaudan SA	712	2,230,692
Kuehne & Nagel International AG	9,206	1,552,745
Lonza Group AG	6,622	2,415,754
Roche Holding AG	62,556	20,330,866
SGS SA	617	1,689,762
Sika AG	12,643	2,374,297
Sonova Holding AG	4,322	988,046
Swiss Re AG	23,429	2,632,071
Swisscom AG	1,597	845,413
Vifor Pharma AG	3,295	601,355
Zurich Insurance Group AG	13,181	5,406,836
		51,578,018
United Kingdom: 12.3%
3i Group PLC	133,113	1,937,022
Associated British Foods PLC	38,139	1,312,015
Aviva PLC	434,714	2,412,900
Barratt Developments PLC	101,604	1,006,025
Berkeley Group Holdings PLC	9,788	629,978
British Land Co. PLC, The, REIT	75,077	635,267
BT Group PLC	736,262	1,876,135
Burberry Group PLC	16,959	495,128
Compass Group PLC	124,254	3,114,026
Croda International PLC	4,587	311,589
DCC PLC	5,597	485,479
Ferguson PLC	18,424	1,676,710
GlaxoSmithKline PLC	451,157	10,600,846
Informa PLC	119,603	1,360,320
InterContinental Hotels Group PLC	20,624	1,417,173
Intertek Group PLC	20,156	1,561,851

SEE NOTES TO FINANCIAL STATEMENTS	92

December 31, 2019
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
United Kingdom, continued
J Sainsbury PLC	467,908	$1,426,768
Kingfisher PLC	168,783	485,880
Legal & General Group PLC	741,528	2,978,760
London Stock Exchange Group PLC	26,884	2,762,922
Marks & Spencer Group PLC	141,180	400,310
Mondi PLC	37,295	874,537
National Grid PLC	268,250	3,352,364
Pearson PLC	75,965	641,760
Prudential PLC	217,283	4,163,279
Reckitt Benckiser Group PLC	58,192	4,726,848
RELX PLC	149,379	3,770,823
RSA Insurance Group PLC	95,969	719,259
Segro PLC, REIT	59,845	712,602
Smith & Nephew PLC	65,891	1,588,021
Spirax-Sarco Engineering, PLC	8,113	955,009
SSE PLC	72,677	1,386,113
Standard Chartered PLC	232,861	2,194,269
Standard Life Aberdeen PLC	424,140	1,845,273
Taylor Wimpey PLC	435,110	1,115,653
Tesco PLC	829,898	2,804,750
Unilever PLC	103,921	5,948,712
Whitbread PLC	15,952	1,023,777
Wm Morrison Supermarkets PLC	339,145	897,564
WPP PLC	99,877	1,405,495
		79,013,212
TOTAL COMMON STOCKS
(Cost $535,049,086)		634,212,981

PREFERRED STOCKS: 0.2%
Germany: 0.2%
Bayerische Motoren Werke AG	5,338	328,618
Henkel AG & Co. KGaA	6,400	661,123

TOTAL PREFERRED STOCKS
(Cost $979,942)		989,741

EXCHANGE-TRADED FUNDS: 1.1%
iShares Core MSCI EAFE ETF	105,341	6,872,447
(Cost $6,359,770)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 0.1%
State Street Institutional U.S. Government Money Market Fund, 1.530% (b)(c)	924,513	$924,513
(Cost $924,513)

TOTAL INVESTMENTS: 99.7%
(Cost $543,313,311)		642,999,682

OTHER ASSETS AND LIABILITIES — (NET): 0.3%		1,793,783

NET ASSETS: 100.0%		$644,793,465

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(c)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent of Net Assets
Communication Services	$33,119,597	5.1%
Consumer Discretionary	71,062,496	11.1%
Consumer Staples	64,478,300	10.0%
Financials	122,173,766	18.9%
Health Care	79,297,782	12.3%
Industrials	109,060,500	16.9%
Information Technology	59,031,260	9.2%
Materials	49,481,428	7.7%
Real Estate	22,137,341	3.4%
Utilities	25,360,252	3.9%
Exchange-Traded Funds	6,872,447	1.1%
Money Market	924,513	0.1%
Other assets and liabilities (net)	1,793,783	0.3%
Total	$644,793,465	100.0%

93	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
EXCHANGE-TRADED FUNDS: 3.0%
iShares Core U.S. Aggregate Bond ETF	98,200	$11,034,734
iShares iBoxx $ Investment Grade Corporate Bond ETF	82,450	10,550,302

TOTAL EXCHANGE-TRADED FUNDS
(Cost $21,319,228)		21,585,036

BONDS: 93.9%
Community Investment Notes: 0.5%
Calvert Social Investment Foundation, Inc., 1.500%, 04/30/20 (a)	$3,000,000	3,000,000
CINI Investment Note, 2.000%, 10/31/20 (a)(b)	286,933	286,933
Envest Microfinance Fund, LLC, Sr. Note, Series A, 4.000%, 09/15/20 (a)	100,000	99,543

TOTAL COMMUNITY INVESTMENT NOTES
(Cost $3,386,933)		3,386,476

CORPORATE BONDS: 28.1%
Communication Services: 3.0%
AT&T, Inc., 3.600%, 02/17/23	2,000,000	2,088,765
AT&T, Inc., 4.350%, 03/01/29	1,500,000	1,670,140
AT&T, Inc., 4.300%, 02/15/30	1,000,000	1,112,140
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (c)	1,000,000	1,019,880
Charter Communications Operating LLC/Capital, 5.050%, 03/30/29	1,000,000	1,135,573
Discovery Communications, LLC, 3.950%, 03/20/28	1,500,000	1,602,654
Discovery Communications, LLC, 4.125%, 05/15/29	500,000	540,881
Level 3 Financing, Inc., 144A, 3.400%, 03/01/27 (c)	500,000	504,440
Level 3 Financing, Inc., 144A, 3.875%, 11/15/29 (c)	1,000,000	1,009,350
TWDC Enterprises 18 Corp., 3.750%, 06/01/21	2,026,000	2,083,223

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Communication Services, continued
Verizon Communications, Inc., 3.875%, 02/08/29	$3,000,000	$3,312,090
Verizon Communications, Inc., 4.500%, 08/10/33	1,000,000	1,168,286
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (c)	2,000,000	2,104,645
Walt Disney Co., The, 1.750%, 08/30/24	2,000,000	1,986,149
		21,338,216
Consumer Discretionary: 2.7%
Amazon.com, Inc., 2.800%, 08/22/24	1,000,000	1,035,599
Amazon.com, Inc., 3.875%, 08/22/37	500,000	569,131
Dollar General Corp., 4.125%, 05/01/28	1,000,000	1,093,139
eBay, Inc., 2.750%, 01/30/23	1,000,000	1,014,463
GLP Capital, LP/Financing II, Inc., 5.300%, 01/15/29	2,000,000	2,226,045
Hilton Domestic Operating Co., Inc., 4.875%, 01/15/30	1,000,000	1,061,728
Home Depot, Inc., The, 2.800%, 09/14/27	2,000,000	2,082,231
Marriott International, Inc., 3.250%, 09/15/22	1,000,000	1,028,385
Marriott International, Inc., 3.600%, 04/15/24	1,000,000	1,053,964
Ross Stores, Inc., 3.375%, 09/15/24	2,000,000	2,090,144
Sirius XM Radio, Inc., 144A, 4.625%, 05/15/23 (c)	500,000	508,543
Sirius XM Radio, Inc., 144A, 4.625%, 07/15/24 (c)	1,000,000	1,052,085
Starbucks Corp., 4.450%, 08/15/49	3,000,000	3,485,358
TJX Cos, Inc., The, 2.250%, 09/15/26	1,000,000	1,005,725
		19,306,540
Consumer Staples: 1.3%
Capital Impact Partners, 2.300%, 10/15/24 (a)	500,000	497,953

SEE NOTES TO FINANCIAL STATEMENTS	94

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples, continued
Constellation Brands, Inc., 3.200%, 02/15/23	$2,000,000	$2,056,062
CVS Health Corp., 2.515%, 03/09/20 (d)	500,000	500,424
CVS Health Corp., 3.250%, 08/15/29	500,000	509,193
CVS Health Corp., 3 month LIBOR + 0.63%, 4.300%, 03/25/28	1,000,000	1,093,333
Ingles Markets Inc, 5.750%, 06/15/23	779,000	795,546
PepsiCo, Inc., 3.500%, 07/17/25	1,000,000	1,074,850
PepsiCo, Inc., 2.875%, 10/15/49	1,000,000	970,097
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (c)	1,000,000	1,027,915
Raza Development Fund, Inc., 3.534%, 07/01/34	1,000,000	998,050
		9,523,423
Energy: 0.3%
MidAmerican Energy Co., 3.100%, 05/01/27	1,000,000	1,043,716
MidAmerican Energy Co., 3.650%, 04/15/29	1,000,000	1,094,450
		2,138,166
Financials: 9.5%
Allstate Corp., The, 3 month LIBOR + 0.43%, 2.391%, 03/29/21 (d)	1,000,000	1,002,584
Allstate Corp., The, 3.150%, 06/15/23	2,000,000	2,078,433
Allstate Corp., The, 3.850%, 08/10/49	1,000,000	1,112,605
Avolon Holdings Funding, Ltd., 144A, 5.250%, 05/15/24 (c)	500,000	547,248
Avolon Holdings Funding, Ltd., 144A, 4.375%, 05/01/26 (c)	1,000,000	1,057,550
Bank of America Corp., 3.499%, 05/17/22 (d)	3,000,000	3,060,846

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Bank of America Corp., 3.559%, 04/23/27 (d)	$1,000,000	$1,057,830
Bank of Montreal, 2.050%, 11/01/22	1,000,000	1,004,510
Bank of New York Mellon Corp., The, 3.400%, 01/29/28	1,000,000	1,067,890
BlackRock, Inc., 3.250%, 04/30/29	2,000,000	2,149,081
Charles Schwab Corp., The, 3.550%, 02/01/24	1,000,000	1,055,807
Chubb INA Holdings, Inc., 3.350%, 05/03/26	2,000,000	2,128,638
CIT Bank NA, 2.969%, 09/27/25 (d)	1,000,000	999,375
Digital Realty Trust LP, 3.950%, 07/01/22	1,750,000	1,822,808
Discover Bank, 3.200%, 08/09/21	1,000,000	1,017,829
Discover Bank, 2.450%, 09/12/24	1,000,000	998,872
Discover Bank, 4.650%, 09/13/28	1,000,000	1,128,204
Fifth Third Bancorp, 2.375%, 01/28/25	1,000,000	1,002,458
Ford Motor Credit Co., LLC, 3 month LIBOR + 0.83%, 2.853%, 04/05/21 (d)	1,086,000	1,081,202
ING Groep NV, 144A, 4.625%, 01/06/26 (c)	2,000,000	2,226,468
International Finance Corp., 2.500%, 04/15/23 (d)	3,000,000	3,003,890
International Finance Corp., 1.750%, 04/15/26 (d)	1,034,000	1,023,717
JPMorgan Chase & Co., 2.972%, 01/15/23	2,000,000	2,038,701
KeyCorp, 2.550%, 10/01/29	1,000,000	979,188
Kreditanstalt fuer Wiederaufbau, 2.125%, 06/15/22	1,000,000	1,011,335

95	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	$3,000,000	$3,062,736
Kreditanstalt fuer Wiederaufbau, 2.625%, 02/28/24	3,000,000	3,107,035
MetLife, Inc., 4.875%, 11/13/43	1,000,000	1,241,759
Morgan Stanley, 3 month LIBOR + 1.18%, 3.146%, 01/20/22 (d)	3,000,000	3,027,812
Morgan Stanley, 3.625%, 01/20/27	2,000,000	2,131,420
PNC Bank NA, 3.100%, 10/25/27	1,000,000	1,044,138
PNC Financial Services Group, Inc., The, 2.200%, 11/01/24	3,000,000	3,013,177
PNC Financial Services Group, Inc., The, 3.450%, 04/23/29	500,000	534,132
Prudential Financial, Inc., 4.350%, 02/25/50	1,000,000	1,154,573
Raymond James Financial, Inc., 3.625%, 09/15/26	1,000,000	1,057,968
Regions Financial Corp., 3.800%, 08/14/23	1,500,000	1,588,939
Toronto-Dominion Bank, The, 1.850%, 09/11/20	2,000,000	2,000,017
Toronto-Dominion Bank, The, 1.900%, 12/01/22	500,000	500,691
Toronto-Dominion Bank, The, 2.650%, 06/12/24	1,000,000	1,025,035
Toyota Motor Credit Corp., 3 month LIBOR + 0.10%, 2.110%, 01/10/20 (d)	2,000,000	2,000,106
Toyota Motor Credit Corp., 3.450%, 09/20/23	3,000,000	3,159,115
Travelers Cos, Inc., The, 3.750%, 05/15/46	1,000,000	1,093,879
Travelers Cos, Inc., The, 4.100%, 03/04/49	1,000,000	1,153,660
		67,553,261

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care: 3.3%
Abbott Laboratories, 3.750%, 11/30/26	$1,133,000	$1,238,928
AbbVie, Inc., 144A, 2.150%, 11/19/21 (c)	1,000,000	1,001,907
AbbVie, Inc., 144A, 3.200%, 11/21/29 (c)	1,000,000	1,018,615
Amgen, Inc., 3.625%, 05/22/24	2,000,000	2,114,641
Anthem, Inc., 2.375%, 01/15/25	500,000	500,002
Anthem, Inc., 4.101%, 03/01/28	1,000,000	1,087,485
Becton Dickinson & Co., 3.363%, 06/06/24	1,000,000	1,042,181
Becton Dickinson & Co., 3.700%, 06/06/27	1,000,000	1,065,074
Bristol-Myers Squibb Co., 144A, 2.900%, 07/26/24 (c)	2,000,000	2,066,496
Bristol-Myers Squibb Co., 144A, 4.125%, 06/15/39 (c)	1,000,000	1,156,362
Centene Corp., 144A, 4.250%, 12/15/27 (c)	1,000,000	1,030,600
HCA, Inc., 4.500%, 02/15/27	1,000,000	1,080,040
HCA, Inc., 4.125%, 06/15/29	500,000	531,558
Kaiser Foundation Hospitals, 3.266%, 11/01/49	1,000,000	1,006,526
Merck & Co., Inc., 2.800%, 05/18/23	1,000,000	1,031,007
Merck & Co., Inc., 3.400%, 03/07/29	1,000,000	1,084,266
Quest Diagnostics, Inc., 3.450%, 06/01/26	1,000,000	1,051,500
UnitedHealth Group, Inc., 2.375%, 10/15/22	2,000,000	2,025,699
Zoetis, Inc., 3.000%, 09/12/27	1,000,000	1,029,219
Zoetis, Inc., 3.900%, 08/20/28	1,000,000	1,086,036
		23,248,142

SEE NOTES TO FINANCIAL STATEMENTS	96

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Industrials: 2.1%
Ashtead Capital, Inc., 144A, 4.000%, 05/01/28 (c)	$1,000,000	$1,012,500
Burlington Northern Santa Fe, LLC, 3.550%, 02/15/50	1,000,000	1,056,705
Cummins, Inc., 7.125%, 03/01/28 (e)	1,000,000	1,322,200
Masco Corp., 4.375%, 04/01/26	1,000,000	1,081,506
Mueller Water Products, Inc., 144A, 5.500%, 06/15/26 (c)	1,000,000	1,056,598
Standard Industries, Inc., 144A, 6.000%, 10/15/25 (c)	1,000,000	1,053,740
Standard Industries, Inc., 144A, 4.750%, 01/15/28 (c)	1,000,000	1,027,323
Tesla Energy Operations, Inc., 4.700%, 05/29/25 (a)	2,000,000	2,005,996
Union Pacific Corp., 3.700%, 03/01/29	2,000,000	2,188,211
Waste Management, Inc., 3.150%, 11/15/27	2,500,000	2,610,915
Waste Management, Inc., 3.450%, 06/15/29	500,000	535,923
		14,951,617
Information Technology: 2.6%
Adobe, Inc., 4.750%, 02/01/20	1,150,000	1,152,336
Adobe, Inc., 3.250%, 02/01/25	1,500,000	1,585,642
Apple, Inc., 2.850%, 02/23/23	1,000,000	1,029,183
Apple, Inc., 3.000%, 06/20/27	2,500,000	2,622,926
Dell International, LLC/EMC Corp., 144A, 6.020%, 06/15/26 (c)	1,000,000	1,152,047
MasterCard, Inc., 3.500%, 02/26/28	1,000,000	1,079,590
MasterCard, Inc., 2.950%, 06/01/29	500,000	522,431
Microsoft Corp., 2.875%, 02/06/24	1,000,000	1,038,276

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology, continued
Microsoft Corp., 2.400%, 08/08/26	$3,000,000	$3,037,939
NetApp, Inc., 3.250%, 12/15/22	671,000	690,974
salesforce.com, Inc., 3.700%, 04/11/28	2,000,000	2,195,926
Visa, Inc., 3.650%, 09/15/47	2,000,000	2,244,219
		18,351,489
Materials: 0.1%
Air Liquide Finance SA, 144A, 2.250%, 09/10/29 (c)	1,000,000	981,128

Real Estate: 1.5%
Alexandria Real Estate Equities, Inc., 4.000%, 01/15/24	2,000,000	2,132,282
Boston Properties, LP, 3.400%, 06/21/29	2,000,000	2,092,358
Equinix, Inc., 5.375%, 05/15/27	1,000,000	1,087,879
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 5.250%, 07/15/24 (c)	1,000,000	1,053,335
Host Hotels & Resorts, LP, 3.375%, 12/15/29	1,000,000	1,010,287
Iron Mountain, Inc., 144A, 4.875%, 09/15/27 (c)	1,000,000	1,034,823
Starwood Property Trust, Inc., 3.625%, 02/01/21	1,000,000	1,009,150
Welltower, Inc., 2.700%, 02/15/27	1,000,000	1,005,235
		10,425,349
Utilities: 1.7%
CenterPoint Energy Houston Electric LLC, 2.250%, 08/01/22	1,000,000	1,006,702
DTE Electric Co., 3.950%, 03/01/49	2,000,000	2,292,681
NextEra Energy Operating Partners, LP, 144A, 4.250%, 09/15/24 (c)	1,000,000	1,042,085

97	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Utilities, continued
NextEra Energy Operating Partners, LP, 144A, 3.875%, 10/15/26 (c)	$1,000,000	$1,005,624
NSTAR Electric Co., 3.250%, 05/15/29	3,000,000	3,170,605
Southern Power Co., 4.150%, 12/01/25	2,000,000	2,171,219
Southwestern Public Service Co., 3.750%, 06/15/49	1,000,000	1,078,924
		11,767,840
TOTAL CORPORATE BONDS
(Cost $189,554,671)		199,585,171

U.S. GOVERNMENT AGENCY BONDS: 1.0%
Federal Home Loan Bank System (Agency): 0.1%
2.375%, 03/12/21	1,000,000	1,008,726
Agency Securities: 0.9%
North American Development Bank, 2.400%, 10/26/22	2,000,000	2,019,522
Overseas Private Investment Corp., 1.980%, 09/15/26 (a)(d)	2,000,000	2,001,250
Overseas Private Investment Corp., 3.520%, 09/20/32	1,821,429	1,956,113
		5,976,885
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $6,755,749)		6,985,611

SUPRANATIONAL BONDS: 3.7%
Asian Development Bank, 2.750%, 03/17/23	3,000,000	3,101,568
Asian Development Bank, 2.125%, 03/19/25	2,000,000	2,032,418
European Bank for Reconstruction & Development, 1.625%, 09/27/24	3,000,000	2,980,585
European Investment Bank, 1.625%, 03/16/20	2,000,000	1,999,446

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
European Investment Bank, 1.625%, 08/14/20	$3,000,000	$2,999,887
European Investment Bank, 2.000%, 03/15/21	3,000,000	3,012,750
International Bank for Reconstruction & Development, 2.530%, 03/11/22	4,000,000	4,066,388
International Bank for Reconstruction & Development, 2.125%, 03/03/25	4,000,000	4,072,893
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	1,946,922

TOTAL SUPRANATIONAL BONDS
(Cost $25,783,483)		26,212,857

MUNICIPAL BONDS: 5.4%
California Health Facilities Financing Authority, 1.970%, 06/01/23	500,000	499,045
City & County of Honolulu HI, 3.138%, 10/01/32	1,000,000	1,029,090
City & County of Honolulu HI, 3.974%, 09/01/35	1,475,000	1,598,443
City & County of San Francisco CA Community Facilities District No 2014-1, 4.221%, 09/01/39	1,000,000	1,059,570
City & County of San Francisco CA Community Facilities District No 2014-1, 4.000%, 09/01/48	2,000,000	2,079,780
City of Los Angeles CA Wastewater System Revenue, 3.144%, 06/01/26	2,000,000	2,094,620
City of Los Angeles CA Wastewater System Revenue, 4.029%, 06/01/39	1,020,000	1,095,388

SEE NOTES TO FINANCIAL STATEMENTS	98

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MUNICIPAL BONDS, continued
City of San Francisco CA Public Utilities Commission Water Revenue, 6.000%, 11/01/40	$2,815,000	$3,658,007
Metropolitan Transportation Authority, 6.089%, 11/15/40	1,595,000	2,144,414
New York City Transitional Finance Authority Future Tax Secured Revenue, 5.767%, 08/01/36	2,000,000	2,486,700
New York City Water & Sewer System, 5.440%, 06/15/43	2,500,000	3,441,600
Ohio State University, The, 4.910%, 06/01/40	2,485,000	3,171,357
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,382,126
State of California, 7.550%, 04/01/39	2,000,000	3,211,920
State of Georgia, 4.310%, 10/01/26	2,000,000	2,240,860
State of Oregon, 3.227%, 05/01/24	1,000,000	1,047,330
University of Massachusetts Building Authority, 6.573%, 05/01/39	125,000	125,410
University of Massachusetts Building Authority, 5.450%, 11/01/40	2,225,000	2,876,591
Virginia Resources Authority, 5.790%, 11/01/40	2,655,000	2,738,367

TOTAL MUNICIPAL BONDS
(Cost $36,150,494)		37,980,618

U.S. TREASURY NOTES: 23.9%
1.250%, 07/15/20 (TIPS)	4,719,760	4,764,988
2.750%, 09/30/20	17,000,000	17,138,125
2.375%, 03/15/21	7,000,000	7,061,797
0.125%, 04/15/21 (TIPS)	3,257,220	3,250,650
0.125%, 04/15/22 (TIPS)	6,348,660	6,339,830
2.125%, 11/30/23	15,000,000	15,270,410

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
U.S. TREASURY NOTES, continued
0.125%, 07/15/24 (TIPS)	$4,334,920	$4,361,469
1.500%, 10/31/24	29,000,000	28,763,242
0.625%, 01/15/26 (TIPS)	3,248,910	3,349,212
2.250%, 03/31/26	7,000,000	7,194,414
0.375%, 07/15/27 (TIPS)	10,519,500	10,733,219
2.750%, 02/15/28	1,000,000	1,066,367
4.500%, 02/15/36 (e)	7,000,000	9,296,191
5.000%, 05/15/37	2,000,000	2,835,781
4.500%, 05/15/38	3,000,000	4,061,367
3.500%, 02/15/39	6,000,000	7,205,508
4.375%, 11/15/39	6,000,000	8,045,977
1.000%, 02/15/48 (TIPS)	1,043,510	1,155,685
2.375%, 11/15/49	28,000,000	27,993,437

TOTAL U.S. TREASURY NOTES
(Cost $167,658,520)		169,887,669

MORTGAGE-BACKED SECURITIES: 31.3%
Ginnie Mae (Mortgage-Backed): 1.5%
1.550%, 06/16/36	2,438,614	2,411,920
6.000%, 01/15/38	204,133	230,998
3.020%, 09/15/41	1,823,927	1,844,041
3.000%, 05/15/43	1,309,639	1,351,385
3.500%, 11/20/46	1,197,398	1,244,481
2.901%, 09/16/50 (d)	2,000,000	2,026,951
2.677%, 03/16/55 (d)	1,785,619	1,808,950
		10,918,726
Freddie Mac (Mortgage-Backed): 7.5%
4.000%, 06/01/26	1,853,628	1,939,381
2.939%, 04/25/29	3,000,000	3,121,225
2.412%, 08/25/29	2,000,000	1,995,364
3.500%, 12/01/30	1,187,549	1,230,653
3.000%, 07/01/33	1,511,278	1,547,357
4.500%, 01/01/34	1,837,172	1,945,443
3.500%, 01/01/34	1,284,092	1,345,767
3.000%, 12/01/34	2,000,000	2,051,749
4.000%, 10/01/35	2,595,251	2,765,393
3.500%, 04/01/42	1,115,729	1,180,852
2.436%, 01/01/43 (d)	1,637,442	1,655,374
3.500%, 01/01/44	1,699,609	1,798,732
4.000%, 08/01/44	1,054,877	1,134,011
3.500%, 02/01/45	1,727,221	1,851,938
3.000%, 06/01/46	2,026,353	2,097,317
3.000%, 01/01/47	2,531,360	2,606,570
4.000%, 08/01/47	1,367,194	1,438,028
3.500%, 08/01/47	2,459,866	2,555,019

99	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
3.500%, 09/01/47	$1,651,043	$1,715,012
3.500%, 10/01/47	2,528,448	2,626,458
3.500%, 12/01/47	1,681,730	1,747,040
3.500%, 03/01/48	2,447,396	2,545,772
4.000%, 04/01/48	4,966,461	5,193,728
3.500%, 05/01/48	2,462,920	2,552,323
3.500%, 06/01/49	2,365,159	2,443,773
		53,084,279
Fannie Mae (Mortgage-Backed): 13.8%
2.480%, 08/01/26	1,952,922	1,953,713
2.894%, 02/25/27 (d)	1,000,000	1,031,893
3.270%, 09/01/27	2,337,011	2,430,686
3.058%, 09/25/27 (d)	2,000,000	2,087,507
3.436%, 06/25/28 (d)	2,000,000	2,132,340
3.673%, 09/25/28 (d)	2,034,000	2,205,183
3.660%, 01/01/29	1,972,296	2,099,193
2.937%, 04/25/29	2,000,000	2,073,969
4.500%, 04/01/34	1,170,019	1,259,452
3.500%, 07/01/35	1,539,032	1,610,075
3.500%, 09/01/37	1,436,223	1,502,492
4.000%, 03/01/38	2,300,264	2,455,805
4.000%, 02/01/41	3,015,904	3,255,491
4.000%, 01/01/42	2,946,426	3,179,813
4.000%, 07/01/42	2,615,706	2,798,464
3.500%, 01/01/43	3,342,331	3,514,480
4.125%, 09/01/43 (d)	638,924	664,104
3.500%, 08/01/45	2,076,269	2,191,446
4.000%, 09/01/45	1,581,847	1,694,642
4.000%, 10/01/45	1,354,897	1,419,933
3.500%, 10/01/45	1,780,236	1,867,304
4.000%, 11/01/45	3,525,378	3,736,932
3.500%, 04/01/46	1,534,033	1,609,272
4.000%, 06/01/46	1,525,720	1,613,378
3.000%, 06/01/46	2,888,710	2,959,541
4.000%, 07/01/46	1,967,523	2,085,031
4.500%, 09/01/46	1,840,404	1,997,507
3.000%, 10/01/46	1,481,591	1,517,918
4.500%, 01/01/47	1,061,361	1,122,703
4.000%, 01/01/47	1,481,820	1,560,604
4.000%, 05/01/47	4,633,910	4,886,488
4.000%, 06/01/47	3,950,689	4,142,994
3.500%, 06/01/47	2,337,668	2,463,019
3.500%, 08/01/47	1,579,265	1,640,578
3.500%, 11/01/47	2,477,306	2,616,875

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
4.000%, 01/01/48	$2,470,891	$2,639,411
3.500%, 03/01/48	1,814,983	1,882,149
3.500%, 04/01/48	3,506,710	3,728,387
4.500%, 06/01/48	1,390,762	1,476,298
3.500%, 06/01/48	2,823,689	2,963,808
3.000%, 10/01/48	1,690,479	1,719,644
3.500%, 07/01/49	1,960,115	2,036,541
3.500%, 09/01/49	1,920,946	1,987,313
3.000%, 09/01/49	1,980,550	2,026,219
		97,840,595
Commercial Mortgage-Backed: 8.5%
Aqua Finance Trust 2019-A, 144A, 3.140%, 07/16/40 (c)	931,157	934,482
Arroyo Mortgage Trust 2018-1, 144A, 3.763%, 04/25/48 (c)(d)	1,654,688	1,678,420
Avis Budget Rental Car Funding AESOP, LLC, 144A, 2.360%, 03/20/26 (c)	2,000,000	1,984,076
Bayview Opportunity Master Fund IVa Trust 2016, 144A, 4.000%, 04/28/55 (c)	1,149,966	1,177,244
Bellemeade Re 2018-1, Ltd., 1 month LIBOR + 1.35%, 144A, 3.308%, 04/25/28 (c)(d)	768,330	769,665
Bellemeade Re 2018-2, Ltd., 1 month LIBOR + 1.35%, 144A, 3.058%, 08/25/28 (c)(d)	2,000,000	2,005,588
Carmax Auto Owner Trust 2019-4, 2.800%, 04/15/26	2,000,000	1,996,791
COLT 2019-2 Mortgage Loan Trust, 144A, 3.337%, 05/25/49 (c)(d)	1,380,165	1,384,091
Commonbond Student Loan Trust 2018-C-GS, 144A, 3.870%, 02/25/46 (c)	2,380,807	2,439,902

SEE NOTES TO FINANCIAL STATEMENTS	100

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
Commonbond Student Loan Trust 2019-A-GS, 144A, 2.540%, 01/25/47 (c)	$989,147	$980,859
Deephaven Residential Mortgage Trust 2018-2, 144A, 3.479%, 04/25/58 (c)(d)	840,514	847,774
Dell Equipment Finance Trust 2019-1, 144A, 3.450%, 03/24/25 (c)	1,305,000	1,325,356
Drive Auto Receivables Trust, 4.090%, 01/15/26	2,000,000	2,056,443
Invitation Homes 2018-SFR4 Trust, 1 month LIBOR + 1.20%, 144A, 3.016%, 01/17/38 (c)(d)	2,000,000	2,002,876
Mastr Asset Backed Securities Trust 2007-NCW, 1 month LIBOR + 0.60%, 144A, 2.308%, 05/25/37 (a)(c)(d)	1,420,270	1,384,243
Mill City Mortgage Trust 2015-1, 144A, 3.812%, 06/25/56 (c)(d)	2,000,000	2,083,040
Mill City Solar Loan 2019-1, Ltd., 144A, 4.340%, 03/20/43 (c)	873,216	904,433
Mill City Solar Loan 2019-2, Ltd., 144A, 3.690%, 07/20/43 (c)	945,622	956,753
Mosaic Solar Loan Trust 2018-1, 144A, 4.010%, 06/22/43 (c)	1,304,579	1,341,077
Mosaic Solar Loan Trust 2019-2, 144A, 2.880%, 09/20/40 (c)	987,702	988,189
Mosaic Solar Loans 2017-1 LLC, 144A, 4.450%, 06/20/42 (c)	927,984	965,098
Mosaic Solar Loans 2017-2 LLC, 144A, 3.820%, 06/22/43 (c)	623,681	635,757

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
Mosaic Solar Loans 2017-2 LLC, 144A, 2.000%, 06/22/43 (c)	$1,574,037	$1,504,264
Navistar Financial Dealer Note Master Owner Trust II, 1 month LIBOR + 1.05%, 144A, 2.758%, 09/25/23 (c)(d)	2,890,000	2,897,583
New Residential Mortgage Loan Trust 2018-4, 1 month LIBOR + 0.90%, 144A, 2.608%, 01/25/48 (c)(d)	1,285,212	1,285,061
New Residential Mortgage Loan Trust 2019-2, 144A, 4.250%, 12/25/57 (c)(d)	2,227,080	2,335,021
New Residential Mortgage Loan Trust 2019-4, 144A, 3.500%, 12/25/58 (c)(d)	920,503	943,755
New Residential Mortgage Loan Trust 2019-5, 144A, 3.500%, 08/25/59 (c)(d)	1,349,147	1,379,895
Radnor RE 2018-1, Ltd., 1 month LIBOR + 1.40%, 144A, 3.108%, 03/25/28 (c)(d)	1,344,289	1,344,517
Santander Drive Auto Receivables Trust 2018-5, 4.190%, 12/16/24	1,250,000	1,286,734
Sequoia Mortgage Trust 2017-CH2, 144A, 4.000%, 12/25/47 (c)(d)	527,439	547,840
Sequoia Mortgage Trust 2018-CH1, 144A, 4.000%, 02/25/48 (c)(d)	796,771	809,020
SoFi Professional Loan Program 2015-d, LLC, 144A, 3.590%, 10/26/37 (c)	1,579,730	1,604,185

101	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
SoFi Professional Loan Program 2017-B, LLC, 144A, 3.700%, 05/25/40 (c)(d)	$1,400,000	$1,447,223
Sofi Professional Loan Program 2018-B Trust, 144A, 3.340%, 08/25/47 (c)	2,000,000	2,035,022
SoFi Professional Loan Program 2019-A, LLC, 144A, 3.180%, 06/15/48 (c)	601,285	606,670
Sunrun Athena Issuer 2018-1, LLC, 144A, 5.310%, 04/30/49 (c)	968,278	1,042,906
Sunrun Atlas Issuer 2019-2, LLC, 144A, 3.610%, 02/01/55 (c)	1,000,000	991,250
Tesla Auto Lease Trust 2018-A, 144A, 2.750%, 02/20/20 (c)	4,963	4,964
Tesla Auto Lease Trust 2018-B, 144A, 3.710%, 08/20/21 (c)	1,464,730	1,484,080
Tesla Auto Lease Trust 2018-B, 144A, 5.290%, 11/22/21 (c)	2,000,000	2,064,720
Towd Point Mortgage Trust, 144A, 3.799%, 11/25/60 (c)(d)	2,000,000	2,094,547
Towd Point Mortgage Trust, 1 month LIBOR + 0.60%, 144A, 3.750%, 11/25/57 (c)(d)	1,000,000	1,031,116

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
Vivint Solar Financing V, LLC, 144A, 4.730%, 04/30/48 (c)	$980,844	$1,024,999
		60,607,529
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $218,791,395)		222,451,129

TOTAL BONDS
(Cost $648,081,245)		666,489,531

CERTIFICATES OF DEPOSIT: 0.1%
Community Credit Union of Lynn, 2.200%, 11/29/22 (a)	250,000	252,814
Self-Help Federal Credit Union, 1.700%, 04/13/20 (a)	250,000	250,034
Self-Help Federal Credit Union, 1.900%, 12/20/21 (a)	250,000	250,994

TOTAL CERTIFICATES OF DEPOSIT
(Cost $750,000)		753,842

MONEY MARKET: 2.4%
State Street Institutional U.S. Government Money Market Fund, 1.530% (f)(g)	16,777,039	16,777,039
(Cost $16,777,039)

SEE NOTES TO FINANCIAL STATEMENTS	102

December 31, 2019
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.580% (f)(g)	669,300	$669,300
(Cost $669,300)

TOTAL INVESTMENTS: 99.5%
(Cost $687,596,812)		706,274,748

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -0.1%		(669,300)

OTHER ASSETS AND LIABILITIES — (NET): 0.6%		4,085,950

NET ASSETS: 100.0%		$709,691,398

(a)	Illiquid security.
(b)	Security valued using significant unobservable inputs.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(d)	Rate shown reflects the accrual rate as of December 31, 2019 on securities with variable or step rates.
(e)	Security of partial position of this security was on loan as of December 31, 2019. The total market value of securities on loan as of December 31, 2019 was $10,066,103.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(g)	Premier Class shares
LIBOR -	London Inter-bank Offered Rate. At December 31, 2019 the 1 month and 3 month LIBOR rates were 1.763% and 1.908%, respectively.
LP -	Limited Partnership
TIPS -	Treasury Inflation Protected Securities

103	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.0%
Health Care: 0.0%
Interactive Health, Inc. (a)(b)(c)	706	$0

TOTAL COMMON STOCKS
(Cost $178,981)		0

PREFERRED STOCKS: 1.0%
Health Care: 0.4%
Avantor, Inc., 6.250%	20,000	1,260,000
Interactive Health, Inc., 0.000% (a)(b)(c)	1,412	0
		1,260,000
Leisure: 0.6%
RLJ Lodging Trust, REIT, 1.950%	80,000	2,296,800

TOTAL PREFERRED STOCKS
(Cost $3,479,066)		3,556,800

BONDS: 95.3%
CORPORATE BONDS: 94.1%
Automotive: 2.4%
Allison Transmission, Inc., 144A, 5.000%, 10/01/24 (d)	$1,000,000	1,026,240
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (d)	500,000	520,174
Gates Global, LLC/Co., 144A, 6.250%, 01/15/26 (d)	2,000,000	2,038,090
IHO Verwaltungs GmbH, 144A, 6.000%, 05/15/27 (d)	2,000,000	2,125,695
Meritor, Inc., 6.250%, 02/15/24	2,225,000	2,286,443
Nexteer Automotive Group Ltd., 144A, 5.875%, 11/15/21 (d)	1,000,000	1,017,238
		9,013,880
Banking: 2.2%
Ally Financial, Inc., 4.250%, 04/15/21	1,000,000	1,024,320

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Banking, continued
Ally Financial, Inc., 4.125%, 02/13/22	$1,500,000	$1,551,420
Ally Financial, Inc., 3.875%, 05/21/24	1,000,000	1,049,585
Ally Financial, Inc., 5.750%, 11/20/25	2,000,000	2,242,500
Ally Financial, Inc., 8.000%, 11/01/31	1,000,000	1,389,950
CIT Bank NA, 2.969%, 09/27/25 (e)	1,000,000	999,375
		8,257,150
Basic Industry: 11.4%
Advanced Drainage Systems, Inc., 144A, 5.000%, 09/30/27 (d)	1,000,000	1,034,098
Alcoa Nederland Holding BV, 144A, 7.000%, 09/30/26 (d)	1,000,000	1,093,150
Alcoa Nederland Holding BV, 144A, 6.125%, 05/15/28 (d)	500,000	542,175
Arconic, Inc., 5.900%, 02/01/27	2,000,000	2,292,366
Boise Cascade Co., 144A, 5.625%, 09/01/24 (d)	2,000,000	2,085,830
Cleveland-Cliffs, Inc., 144A, 4.875%, 01/15/24 (d)	950,000	972,909
Core & Main Holdings, LP, 144A, 8.625%, 09/15/24 (d)	1,000,000	1,042,915
Core & Main, LP, 144A, 6.125%, 08/15/25 (d)	1,500,000	1,567,485
Foxtrot Escrow Issuer, LLC/Corp., 144A, 12.250%, 11/15/26 (d)	1,000,000	1,043,124
FXI Holdings, Inc., 144A, 7.875%, 11/01/24 (d)	1,000,000	962,490
Kaiser Aluminum Corp., 144A, 4.625%, 03/01/28 (d)	1,000,000	1,027,850
Koppers, Inc., 144A, 6.000%, 02/15/25 (d)	1,000,000	1,049,990

SEE NOTES TO FINANCIAL STATEMENTS	104

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
Kraton Polymers, LLC/Capital Corp., 144A, 7.000%, 04/15/25 (d)	$1,500,000	$1,549,215
Lennar Corp., 4.750%, 05/30/25	500,000	538,543
Lennar Corp., 5.250%, 06/01/26	2,000,000	2,195,694
Mercer International, Inc., 7.375%, 01/15/25	1,000,000	1,079,365
Neon Holdings, Inc., 144A, 10.125%, 04/01/26 (d)	1,000,000	997,373
New Enterprise Stone & Lime Co., Inc., 144A, 10.125%, 04/01/22 (d)	1,500,000	1,592,343
New Enterprise Stone & Lime Co., Inc., 144A, 6.250%, 03/15/26 (d)	950,000	997,830
New Gold, Inc., 144A, 6.250%, 11/15/22 (d)	500,000	498,903
New Gold, Inc., 144A, 6.375%, 05/15/25 (d)	1,000,000	927,725
Novelis Corp., 144A, 5.875%, 09/30/26 (d)	1,500,000	1,599,641
SPCM SA, 144A, 4.875%, 09/15/25 (d)	950,000	990,366
Standard Industries, Inc., 144A, 6.000%, 10/15/25 (d)	1,500,000	1,580,610
Standard Industries, Inc., 144A, 5.000%, 02/15/27 (d)	2,000,000	2,089,645
Starfruit Finco BV/US Holdco, LLC, 144A, 8.000%, 10/01/26 (d)	1,000,000	1,062,525
Taylor Morrison Communities, Inc./Holdings II, Inc., 144A, 5.625%, 03/01/24 (d)	1,550,000	1,674,643
TRI Pointe Group, Inc., 5.250%, 06/01/27	1,000,000	1,047,848
Univar Solutions USA, Inc., 144A, 5.125%, 12/01/27 (d)	2,000,000	2,091,260

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
US Concrete, Inc., 6.375%, 06/01/24	$2,000,000	$2,091,670
USG Corp., 144A, 4.875%, 06/01/27 (d)	2,000,000	2,000,000
WESCO Distribution, Inc., 5.375%, 06/15/24	1,500,000	1,560,623
		42,880,204
Capital Goods: 6.7%
ARD Finance SA, 144A, 6.500%, 06/30/27 (d)	2,000,000	2,071,600
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 4.125%, 08/15/26 (d)	1,000,000	1,026,874
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 5.250%, 08/15/27 (d)	1,000,000	1,054,370
Bombardier, Inc., 144A, 8.750%, 12/01/21 (d)	2,500,000	2,744,688
Bombardier, Inc., 144A, 7.500%, 12/01/24 (d)	1,000,000	1,052,715
Bombardier, Inc., 144A, 7.500%, 03/15/25 (d)	1,000,000	1,033,740
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.750%, 02/01/26	1,650,000	1,747,511
EnerSys, 144A, 4.375%, 12/15/27 (d)	1,000,000	990,100
F-Brasile SpA/US, LLC, 144A, 7.375%, 08/15/26 (d)	1,000,000	1,060,000
Manitowoc Co, Inc., The, 144A, 9.000%, 04/01/26 (d)	1,500,000	1,574,809
Mueller Water Products, Inc., 144A, 5.500%, 06/15/26 (d)	2,000,000	2,113,194
OI European Group BV, 144A, 4.000%, 03/15/23 (d)	2,000,000	2,020,830

105	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
Owens-Brockway Glass Container, Inc., 144A, 6.375%, 08/15/25 (d)	$1,500,000	$1,642,500
RBS Global, Inc./Rexnord, LLC, 144A, 4.875%, 12/15/25 (d)	1,000,000	1,034,990
Vertiv Group Corp., 144A, 9.250%, 10/15/24 (d)	1,950,000	2,100,316
Vertiv Intermediate Holding Corp., 144A, 12.000%, 02/15/22 (d)	500,000	520,156
Wolverine Escrow, LLC, 144A, 8.500%, 11/15/24 (d)	1,000,000	1,037,085
Wolverine Escrow, LLC, 144A, 13.125%, 11/15/27 (d)	500,000	515,000
		25,340,478
Consumer Goods: 5.6%
Central Garden & Pet Co, 5.125%, 02/01/28	1,000,000	1,037,848
Cott Holdings, Inc., 144A, 5.500%, 04/01/25 (d)	1,500,000	1,570,627
KeHE Distributors, LLC/Finance Corp., 144A, 8.625%, 10/15/26 (d)	1,000,000	1,049,375
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (d)	1,000,000	1,063,335
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (d)	2,500,000	2,569,787
Performance Food Group, Inc., 144A, 5.500%, 10/15/27 (d)	250,000	267,819
Post Holdings, Inc., 144A, 5.000%, 08/15/26 (d)	500,000	529,050
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (d)	1,000,000	1,074,822
Post Holdings, Inc., 144A, 5.500%, 12/15/29 (d)	2,000,000	2,136,300
Prestige Brands, Inc., 144A, 6.375%, 03/01/24 (d)	2,000,000	2,084,170

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Goods, continued
Prestige Brands, Inc., 144A, 5.125%, 01/15/28 (d)	$500,000	$525,000
Sigma Holdco BV, 144A, 7.875%, 05/15/26 (d)	1,000,000	1,001,900
Spectrum Brands, Inc., 6.125%, 12/15/24	1,000,000	1,035,415
Spectrum Brands, Inc., 144A, 5.000%, 10/01/29 (d)	1,000,000	1,035,348
Tempur Sealy International, Inc., 5.500%, 06/15/26	2,000,000	2,111,200
US Foods, Inc., 144A, 5.875%, 06/15/24 (d)	2,000,000	2,064,170
		21,156,166
Energy: 7.3%
Antero Resources Corp., 5.625%, 06/01/23	1,000,000	805,000
Archrock Partners, LP/Finance Corp., 6.000%, 10/01/22	1,000,000	1,010,312
Archrock Partners, LP/Finance Corp., 144A, 6.875%, 04/01/27 (d)	1,000,000	1,059,823
Archrock Partners, LP/Finance Corp., 144A, 6.250%, 04/01/28 (d)	500,000	516,250
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 144A, 7.000%, 11/01/26 (d)	500,000	400,174
Cheniere Corpus Christi Holdings, LLC, 5.125%, 06/30/27	1,000,000	1,107,030
DCP Midstream Operating, LP, 5.125%, 05/15/29	1,000,000	1,039,349
Extraction Oil & Gas, Inc., 144A, 7.375%, 05/15/24 (d)	500,000	313,958
Extraction Oil & Gas, Inc., 144A, 5.625%, 02/01/26 (d)	475,000	286,353
Genesis Energy, LP/Finance Corp., 5.625%, 06/15/24	1,000,000	967,915

SEE NOTES TO FINANCIAL STATEMENTS	106

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Genesis Energy, LP/Finance Corp., 6.500%, 10/01/25	$250,000	$242,498
Global Partners, LP/GLP Finance Corp., 144A, 7.000%, 08/01/27 (d)	1,000,000	1,065,348
Hess Midstream Operations, LP, 144A, 5.625%, 02/15/26 (d)	950,000	991,047
Laredo Petroleum, Inc., 6.250%, 03/15/23	1,500,000	1,410,622
Oasis Petroleum, Inc., 144A, 6.250%, 05/01/26 (d)	2,000,000	1,665,050
Parkland Fuel Corp., 144A, 6.000%, 04/01/26 (d)	2,000,000	2,116,300
Suburban Propane Partners, LP/Suburban Energy Finance Corp., 5.750%, 03/01/25	2,000,000	2,060,830
Suburban Propane Partners, LP/Suburban Energy Finance Corp., 5.875%, 03/01/27	1,500,000	1,564,271
Sunoco LP/Finance Corp., 6.000%, 04/15/27	1,000,000	1,069,823
Sunoco LP/Finance Corp., 5.875%, 03/15/28	1,000,000	1,064,653
Superior Plus, LP/General Partner, Inc., 144A, 7.000%, 07/15/26 (d)	2,000,000	2,153,194
Targa Resources Partners, LP/Finance Corp., 5.250%, 05/01/23	1,000,000	1,012,085
Targa Resources Partners, LP/Finance Corp., 144A, 6.500%, 07/15/27 (d)	500,000	548,425
Targa Resources Partners, LP/Finance Corp., 5.000%, 01/15/28	500,000	511,161
Targa Resources Partners, LP/Finance Corp., 144A, 6.875%, 01/15/29 (d)	500,000	555,925

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
TransMontaigne Partners LP/TLP Finance Corp., 6.125%, 02/15/26	$1,750,000	$1,719,983
		27,257,379
Financial Services: 4.9%
Avolon Holdings Funding, Ltd., 144A, 5.125%, 10/01/23 (d)	500,000	540,398
Avolon Holdings Funding, Ltd., 144A, 4.375%, 05/01/26 (d)	1,000,000	1,057,550
CIT Group, Inc., 5.000%, 08/01/23	2,000,000	2,159,170
CIT Group, Inc., 5.250%, 03/07/25	500,000	551,043
CIT Group, Inc., 6.125%, 03/09/28	1,000,000	1,182,847
Fair Isaac Corp, 144A, 5.250%, 05/15/26 (d)	1,000,000	1,102,848
Fair Isaac Corp., 144A, 4.000%, 06/15/28 (d)	500,000	505,000
Fly Leasing, Ltd., 6.375%, 10/15/21	3,000,000	3,061,874
MSCI, Inc., 144A, 4.000%, 11/15/29 (d)	1,000,000	1,015,600
Park Aerospace Holdings, Ltd., 144A, 5.250%, 08/15/22 (d)	500,000	534,106
Park Aerospace Holdings, Ltd., 144A, 5.500%, 02/15/24 (d)	2,000,000	2,198,320
Springleaf Finance Corp., 6.875%, 03/15/25	1,000,000	1,139,990
Springleaf Finance Corp., 7.125%, 03/15/26	1,500,000	1,737,112
Springleaf Finance Corp., 6.625%, 01/15/28	1,000,000	1,130,650
Springleaf Finance Corp., 5.375%, 11/15/29	500,000	522,825
		18,439,333
Health Care: 6.5%
Avantor, Inc., 144A, 6.000%, 10/01/24 (d)	1,500,000	1,602,473

107	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Centene Corp., 144A, 5.375%, 06/01/26 (d)	$950,000	$1,009,945
Centene Corp., 144A, 4.250%, 12/15/27 (d)	1,000,000	1,030,600
Encompass Health Corp., 4.500%, 02/01/28	500,000	519,050
Encompass Health Corp., 4.750%, 02/01/30	500,000	519,675
Endo Dac/Finance, LLC/Finco, Inc., 144A, 6.000%, 07/15/23 (d)	819,000	593,767
Endo Finance, LLC/Endo Finco, Inc., 144A, 5.375%, 01/15/23 (d)	1,000,000	677,085
HCA, Inc., 5.875%, 05/01/23	1,750,000	1,937,679
HCA, Inc., 5.375%, 02/01/25	1,000,000	1,107,915
HCA, Inc., 5.875%, 02/15/26	1,000,000	1,138,980
HCA, Inc., 5.375%, 09/01/26	475,000	530,231
Hill-Rom Holdings, Inc., 144A, 4.375%, 09/15/27 (d)	2,000,000	2,063,194
IQVIA, Inc., 144A, 5.000%, 05/15/27 (d)	1,000,000	1,060,178
MPT Operating Partnership LP/Finance Corp., 6.375%, 03/01/24	1,000,000	1,041,220
MPT Operating Partnership LP/Finance Corp., 5.000%, 10/15/27	1,000,000	1,062,525
MPT Operating Partnership, LP/Finance Corp., 4.625%, 08/01/29	1,000,000	1,031,875
Par Pharmaceutical, Inc., 144A, 7.500%, 04/01/27 (d)	1,000,000	997,525
Sabra Health Care, LP, REIT, 5.125%, 08/15/26	1,000,000	1,077,876
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/24	1,000,000	1,014,084
Verscend Escrow Corp., 144A, 9.750%, 08/15/26 (d)	2,000,000	2,192,550

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Vizient, Inc., 144A, 6.250%, 05/15/27 (d)	$2,000,000	$2,145,695
		24,354,122
Insurance: 1.1%
Fidelity & Guaranty Life Holdings, Inc., 144A, 5.500%, 05/01/25 (d)	2,000,000	2,134,980
GTCR AP Finance, Inc., 144A, 8.000%, 05/15/27 (d)	2,000,000	2,085,695
		4,220,675
Leisure: 3.4%
Cedar Fair LP, 5.375%, 04/15/27	1,500,000	1,617,603
ESH Hospitality, Inc., 144A, 4.625%, 10/01/27 (d)	1,000,000	1,014,350
GLP Capital, LP/Financing II, Inc., 5.375%, 04/15/26	1,000,000	1,107,250
GLP Capital, LP/Financing II, Inc., 5.750%, 06/01/28	1,000,000	1,137,722
Hilton Domestic Operating Co., Inc., 4.875%, 01/15/30	1,000,000	1,061,728
Hilton Grand Vacations Borrower, LLC /Inc., 6.125%, 12/01/24	1,000,000	1,082,915
Hilton Worldwide Finance, LLC/Corp., 4.625%, 04/01/25	450,000	463,687
Hilton Worldwide Finance, LLC/Corp., 4.875%, 04/01/27	1,425,000	1,516,699
Scientific Games International, Inc., 144A, 8.250%, 03/15/26 (d)	1,000,000	1,104,374
Scientific Games International, Inc., 144A, 7.000%, 05/15/28 (d)	500,000	537,175
VICI Properties, LP/VICI Note Co., Inc., 144A, 4.250%, 12/01/26 (d)	1,000,000	1,031,835

SEE NOTES TO FINANCIAL STATEMENTS	108

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Leisure, continued
VICI Properties, LP/VICI Note Co., Inc., 144A, 4.625%, 12/01/29 (d)	$1,000,000	$1,044,350
		12,719,688
Media: 14.7%
Altice Financing SA, 144A, 7.500%, 05/15/26 (d)	2,000,000	2,153,700
Altice Finco SA, 144A, 7.625%, 02/15/25 (d)	2,000,000	2,075,830
Altice France SA, 144A, 7.375%, 05/01/26 (d)	2,000,000	2,150,980
Altice France SA, 144A, 8.125%, 02/01/27 (d)	500,000	564,050
Altice France SA, 144A, 5.500%, 01/15/28 (d)	1,000,000	1,029,400
Altice Luxembourg SA, 144A, 7.625%, 02/15/25 (d)	500,000	520,625
Altice Luxembourg SA, 144A, 10.500%, 05/15/27 (d)	1,000,000	1,141,900
AMC Networks, Inc., 4.750%, 12/15/22	1,000,000	1,010,530
AMC Networks, Inc., 4.750%, 08/01/25	1,000,000	1,005,835
Cablevision Systems Corp., 5.875%, 09/15/22	1,000,000	1,079,280
CCO Holdings, LLC/Capital Corp., 144A, 5.125%, 05/01/23 (d)	1,000,000	1,022,715
CCO Holdings, LLC/Capital Corp., 144A, 5.375%, 05/01/25 (d)	1,000,000	1,034,585
CCO Holdings, LLC/Capital Corp., 144A, 5.750%, 02/15/26 (d)	2,000,000	2,113,740
CCO Holdings, LLC/Capital Corp., 144A, 5.500%, 05/01/26 (d)	1,000,000	1,056,073
CCO Holdings, LLC/Capital Corp., 144A, 5.375%, 06/01/29 (d)	2,500,000	2,679,624
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	3,000,000	3,059,640

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Clear Channel Worldwide Holdings, Inc., 144A, 9.250%, 02/15/24 (d)	$851,000	$944,257
Clear Channel Worldwide Holdings, Inc., 144A, 5.125%, 08/15/27 (d)	500,000	521,575
CSC Holdings, LLC, 144A, 5.375%, 07/15/23 (d)	500,000	513,543
CSC Holdings, LLC, 144A, 10.875%, 10/15/25 (d)	1,000,000	1,119,375
CSC Holdings, LLC, 144A, 5.500%, 05/15/26 (d)	1,000,000	1,061,063
CSC Holdings, LLC, 144A, 7.500%, 04/01/28 (d)	1,000,000	1,132,323
CSC Holdings, LLC, 144A, 5.750%, 01/15/30 (d)	2,500,000	2,671,874
Entercom Media Corp., 144A, 7.250%, 11/01/24 (d)	500,000	527,708
Entercom Media Corp., 144A, 6.500%, 05/01/27 (d)	500,000	536,424
iHeartCommunications, Inc., 8.375%, 05/01/27	2,000,000	2,213,700
iHeartCommunications, Inc., 144A, 5.250%, 08/15/27 (d)	1,000,000	1,048,150
iHeartCommunications, Inc., 144A, 4.750%, 01/15/28 (d)	500,000	513,425
LCPR Senior Secured Financing DAC, 144A, 6.750%, 10/15/27 (d)	1,000,000	1,061,850
MDC Partners, Inc., 144A, 6.500%, 05/01/24 (d)	1,000,000	907,500
Nexstar Broadcasting, Inc., 144A, 5.625%, 07/15/27 (d)	2,000,000	2,111,300
Neilsen Co. Luxembourg SARL, The, 144A, 5.000%, 02/01/25 (d)	975,000	1,006,678

109	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Nielsen Finance, LLC/Co., 144A, 5.000%, 04/15/22 (d)	$1,500,000	$1,508,295
Outfront Media Capital, LLC/Corp., 144A, 5.000%, 08/15/27 (d)	1,000,000	1,049,350
Outfront Media Capital, LLC/Corp., 144A, 4.625%, 03/15/30 (d)	1,000,000	1,019,350
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25 (d)	1,100,000	1,138,902
Sirius XM Radio, Inc., 144A, 5.375%, 07/15/26 (d)	1,450,000	1,543,832
Sirius XM Radio, Inc., 144A, 5.000%, 08/01/27 (d)	500,000	528,425
TEGNA, Inc., 144A, 5.000%, 09/15/29 (d)	2,000,000	2,037,500
Terrier Media Buyer, Inc., 144A, 8.875%, 12/15/27 (d)	1,000,000	1,060,000
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (d)	1,000,000	1,052,323
Virgin Media Secured Finance PLC, 144A, 5.500%, 05/15/29 (d)	1,000,000	1,060,600
VTR Finance BV, 144A, 6.875%, 01/15/24 (d)	1,707,000	1,748,966
		55,336,795
Real Estate: 3.1%
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (d)	950,000	984,043
Five Point Operating Co., LP/Capital Corp., 144A, 7.875%, 11/15/25 (d)	1,450,000	1,464,210
Greystar Real Estate Partners, LLC, 144A, 5.750%, 12/01/25 (d)	1,450,000	1,507,986
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 5.250%, 07/15/24 (d)	3,000,000	3,160,005
iStar, Inc., 4.250%, 08/01/25	1,000,000	1,013,460

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate, continued
Kennedy-Wilson, Inc., 5.875%, 04/01/24	$1,700,000	$1,746,733
Realogy Group, LLC/Realogy Co-Issuer Corp., 144A, 9.375%, 04/01/27 (d)	1,500,000	1,568,977
		11,445,414
Retail: 3.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	1,000,000	1,124,374
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertson’s, LLC, 144A, 7.500%, 03/15/26 (d)	1,000,000	1,000,650
Ingles Markets Inc, 5.750%, 06/15/23	1,557,000	1,590,070
KFC Holding/Pizza Hut Holdings/Taco Bell of America, 144A, 4.750%, 06/01/27 (d)	1,500,000	1,582,234
L Brands, Inc., 7.500%, 06/15/29	2,000,000	2,063,700
Michaels Stores, Inc., 144A, 8.000%, 07/15/27 (d)	1,000,000	956,850
Murphy Oil USA, Inc., 4.750%, 09/15/29	1,000,000	1,057,920
New Albertsons, LP, 7.750%, 06/15/26	1,000,000	1,012,847
Party City Holdings, Inc., 144A, 6.625%, 08/01/26 (d)	1,000,000	707,323
PetSmart, Inc., 144A, 7.125%, 03/15/23 (d)	500,000	491,250
Sally Holdings LLC/Capital, Inc., 5.625%, 12/01/25	1,000,000	1,049,215
Yum! Brands, Inc., 144A, 4.750%, 01/15/30 (d)	2,000,000	2,098,700
		14,735,133

SEE NOTES TO FINANCIAL STATEMENTS	110

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services: 8.2%
Aramark Services, Inc., 144A, 5.000%, 04/01/25 (d)	$1,000,000	$1,044,990
Avis Budget Car Rental, LLC/Finance, Inc., 144A, 5.750%, 07/15/27 (d)	2,000,000	2,085,050
Cloud Crane, LLC, 144A, 10.125%, 08/01/24 (d)	1,500,000	1,578,128
Diebold Nixdorf, Inc., 8.500%, 04/15/24	1,000,000	967,915
GFL Environmental, Inc., 144A, 5.375%, 03/01/23 (d)	2,000,000	2,065,000
GFL Environmental, Inc., 144A, 7.000%, 06/01/26 (d)	1,000,000	1,059,248
GFL Environmental, Inc., 144A, 5.125%, 12/15/26 (d)	1,000,000	1,053,880
GFL Environmental, Inc., 144A, 8.500%, 05/01/27 (d)	500,000	550,925
Harsco Corp., 144A, 5.750%, 07/31/27 (d)	1,500,000	1,603,193
Herc Holdings, Inc., 144A, 5.500%, 07/15/27 (d)	1,000,000	1,055,025
IAA, Inc., 144A, 5.500%, 06/15/27 (d)	1,000,000	1,064,350
Iron Mountain, Inc., 5.750%, 08/15/24	1,950,000	1,976,792
Iron Mountain, Inc., 144A, 4.875%, 09/15/29 (d)	1,000,000	1,018,123
KAR Auction Services, Inc., 144A, 5.125%, 06/01/25 (d)	2,000,000	2,084,170
Korn Ferry, 144A, 4.625%, 12/15/27 (d)	1,500,000	1,511,250
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 9.250%, 05/15/23 (d)	1,598,000	1,678,898

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 5.250%, 04/15/24 (d)	$1,000,000	$1,060,085
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 5.750%, 04/15/26 (d)	1,000,000	1,088,754
Staples, Inc., 144A, 7.500%, 04/15/26 (d)	1,500,000	1,559,061
United Rentals North America, Inc., 6.500%, 12/15/26	1,000,000	1,100,913
United Rentals North America, Inc., 5.250%, 01/15/30	1,000,000	1,078,150
Williams Scotsman International, Inc., 144A, 6.875%, 08/15/23 (d)	2,500,000	2,638,537
		30,922,437
Technology & Electronics: 2.1%
Camelot Finance SA, 144A, 4.500%, 11/01/26 (d)	1,000,000	1,029,374
CommScope Technologies, LLC, 144A, 6.000%, 06/15/25 (d)	500,000	501,815
CommScope, Inc., 144A, 5.500%, 06/15/24 (d)	950,000	964,260
CommScope, Inc., 144A, 6.000%, 03/01/26 (d)	500,000	532,812
CommScope, Inc., 144A, 8.250%, 03/01/27 (d)	500,000	527,175
Dell International LLC/EMC Corp, 144A, 5.875%, 06/15/21 (d)	1,323,000	1,345,332
Dell International LLC/EMC Corp, 144A, 7.125%, 06/15/24 (d)	1,000,000	1,056,250
Rackspace Hosting, Inc., 144A, 8.625%, 11/15/24 (d)	1,000,000	980,000

111	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Technology & Electronics, continued
TIBCO Software, Inc., 144A, 11.375%, 12/01/21 (d)	$1,000,000	$1,036,925
		7,973,943
Telecommunications: 7.5%
C&W Senior Financing DAC, 144A, 6.875%, 09/15/27 (d)	500,000	535,826
CenturyLink, Inc., 7.500%, 04/01/24	1,000,000	1,129,585
CenturyLink, Inc., 5.625%, 04/01/25	950,000	1,011,403
CenturyLink, Inc., 144A, 5.125%, 12/15/26 (d)	1,000,000	1,020,130
Cogent Communications Group, Inc., 144A, 5.375%, 03/01/22 (d)	700,000	733,468
Connect Finco SARL/LLC, 144A, 6.750%, 10/01/26 (d)	1,000,000	1,066,250
Digicel Group One, Ltd., 144A, 8.250%, 12/30/22 (d)	257,000	144,000
Frontier Communications Corp., 11.000%, 09/15/25	500,000	243,750
Level 3 Financing, Inc., 5.375%, 01/15/24	1,450,000	1,477,789
Level 3 Financing, Inc., 5.250%, 03/15/26	1,000,000	1,041,850
Level 3 Financing, Inc., 144A, 4.625%, 09/15/27 (d)	2,000,000	2,051,300
Qwest Corp., 6.875%, 09/15/33	1,500,000	1,509,000
Sable International Finance, Ltd., 144A, 5.750%, 09/07/27 (d)	1,000,000	1,062,848
Sprint Capital Corp., 6.875%, 11/15/28	1,000,000	1,079,350
Sprint Capital Corp., 8.750%, 03/15/32	500,000	607,800
Sprint Communications, Inc., 7.000%, 08/15/20	650,000	664,560

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Sprint Communications, Inc., 6.000%, 11/15/22	$2,000,000	$2,101,060
Sprint Corp., 7.250%, 09/15/21	1,000,000	1,059,320
Sprint Corp., 7.875%, 09/15/23	1,500,000	1,658,123
Sprint Corp., 7.125%, 06/15/24	1,000,000	1,080,835
T-Mobile USA, Inc., 6.000%, 04/15/24	2,000,000	2,069,980
T-Mobile USA, Inc., 6.375%, 03/01/25	1,000,000	1,035,415
T-Mobile USA, Inc., 6.500%, 01/15/26	500,000	537,030
Zayo Group, LLC /Capital, Inc., 6.375%, 05/15/25	1,000,000	1,032,915
Zayo Group, LLC /Capital, Inc., 144A, 5.750%, 01/15/27 (d)	2,000,000	2,038,195
		27,991,782
Transportation: 1.0%
Air Canada, 144A, 7.750%, 04/15/21 (d)	2,500,000	2,666,250
Great Lakes Dredge & Dock Corp., 8.000%, 05/15/22	1,000,000	1,060,312
		3,726,562
Utility: 2.1%
Azure Power Solar Energy Pvt, Ltd., 144A, 5.650%, 12/24/24 (d)	1,000,000	1,023,930
Clearway Energy Operating, LLC, 144A, 4.750%, 03/15/28 (d)	1,000,000	1,015,000
NextEra Energy Operating Partners, LP, 144A, 4.250%, 07/15/24 (d)	1,000,000	1,043,335
NextEra Energy Operating Partners, LP, 144A, 4.250%, 09/15/24 (d)	500,000	521,043
NextEra Energy Operating Partners, LP, 144A, 4.500%, 09/15/27 (d)	1,500,000	1,567,233

SEE NOTES TO FINANCIAL STATEMENTS	112

December 31, 2019
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Utility, continued
TerraForm Power Operating, LLC, 144A, 5.000%, 01/31/28 (d)	$1,500,000	$1,588,740
TerraForm Power Operating, LLC, 144A, 4.750%, 01/15/30 (d)	1,000,000	1,019,350
		7,778,631
TOTAL CORPORATE BONDS
(Cost $338,785,432)		353,549,772

LOANS: 1.2%
Retail: 0.4%
PetSmart, Inc., 3 month LIBOR + 3.00%, 4.878%, 03/11/22 (e)	1,671,081	1,656,543
Services: 0.5%
Dun & Bradstreet Corp., The, 3 month LIBOR + 5.00%, 6.901%, 02/08/26 (e)	2,000,000	2,020,000
Technology & Electronics: 0.3%
Rackspace Hosting, Inc., 3 month LIBOR + 3.00%, 4.935%, 11/03/23 (e)	1,000,000	974,100
TOTAL LOANS
(Cost $4,251,544)		4,650,643

TOTAL BONDS
(Cost $343,036,976)		358,200,415

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CERTIFICATES OF DEPOSIT: 0.4%
Beneficial State Bank, 1.650%, 01/21/20 (b)	$200,000	$200,000
Providence Bank & Trust, 0.499%, 08/03/20 (b)	201,203	201,203
Self-Help Federal Credit Union, 2.100%, 01/04/20 (b)	100,000	100,000
Self-Help Federal Credit Union, 1.900%, 12/20/21 (b)	400,000	401,591
Shared Interest, Inc., 2.400%, 09/30/21 (b)	500,000	500,000
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,401,203)		1,402,794

MONEY MARKET: 2.2%
State Street Institutional U.S. Government Money Market Fund, 1.530% (f)(g)	8,427,875	8,427,875
(Cost $8,427,875)

TOTAL INVESTMENTS: 98.9%
(Cost $356,524,101)		371,587,884

OTHER ASSETS AND LIABILITIES — (NET): 1.1%		4,220,232

NET ASSETS: 100.0%		$375,808,116

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(e)	Rate shown reflects the accrual rate as of December 31, 2019 on securities with variable or step rates.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(g)	Premier Class shares
LIBOR-	London Inter-bank Offered Rate. At December 31, 2019 the 1 month and 3 month LIBOR rates were 1.763% and 1.908%, respectively.
LP	Limited Partnership

113	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Schedules of Investments, continued

Pax Sustainable Allocation Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
AFFILIATED INVESTMENT COMPANIES: 97.6%
Pax Core Bond Fund (a)	66,778,157	$687,147,238
Pax Ellevate Global Women’s Leadership Fund (a)	785,900	21,329,334
Pax ESG Beta Dividend Fund (a)	10,010,369	128,232,821
Pax Global Environmental Markets Fund (a)	1,482,025	25,149,965
Pax Global Opportunities Fund (a)	2,548,966	30,689,545
Pax High Yield Bond Fund (a)	3,263,125	22,058,723
Pax Large Cap Fund (a)	73,178,029	761,051,498
Pax MSCI EAFE ESG Leaders Index Fund (a)	15,576,499	145,484,501
Pax Small Cap Fund (a)	2,158,328	31,986,423

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,715,464,992)		1,853,130,048

MONEY MARKET: 3.3%
State Street Institutional U.S. Government Money Market Fund, 1.530% (b)(c)	62,176,992	62,176,992
(Cost $62,176,992)

TOTAL INVESTMENTS: 100.9%
(Cost $1,777,641,984)		1,915,307,040

OTHER ASSETS AND LIABILITIES — (NET): -0.9%		(17,459,717)

NET ASSETS: 100.0%		$1,897,847,323

(a)	Institutional Class shares
(b)	Rate shown represents annualized 7-day yield as of December 31, 2019.
(c)	Premier Class shares

SEE NOTES TO FINANCIAL STATEMENTS	114

THIS PAGE INTENTIONALLY LEFT BLANK

December 31, 2019
Statements of Assets and Liabilities

	Large Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
ASSETS
Investments, at cost - Note A	$541,297,055	$391,509,183	$134,527,557	$91,280,168

Investments in unaffiliated issuers, at value	$766,171,263	$444,825,571	$241,176,677	$133,054,056
Investments in affiliated issuers, at value	—	—	—	—
Total investments, at value - Note A1	766,171,263	444,825,571	241,176,677	133,054,056
Cash	89,148	—	—	3,112
Foreign currency at value (cost $51,508; $2,799,797; and $2,018,347, respectively)	—	51,804	—	—
Prepaid expenses	10,815	7,581	—	—
Receivables:
Capital stock sold	1,000	1,104,564	62,707	—
Dividends and interest - Note A	475,785	269,917	210,844	225,920
Investment securities sold	—	353,876	—	—
Investment Adviser reimbursement	—	—	—	—
Other	—	3,111	667	212
Total Assets	766,748,011	446,616,424	241,450,895	133,283,300

LIABILITIES
Collateral on securities loaned, at value	—	4,885,400	781,704	351,630
Payables:
Capital stock reacquired	—	2,990,253	88,105	—
Investment securities purchased	—	7,186,699	—	—
Dividend payable - Note A	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	414,603	274,057	130,066	71,970
Distribution expense	663	25,955	35,184	591
Transfer agent fees	1,531	61,879	—	—
Printing and other
shareholder communication fees	1,594	5,135	—	—
Custodian fees	15,002	11,438	—	—
Legal and audit fees	33,757	29,980	—	—
Other accrued expenses	5,936	35,877	—	—
Total Liabilities	473,086	15,506,673	1,035,059	424,191
NET ASSETS	$766,274,925	$431,109,751	$240,415,836	$132,859,109

[1]

Investments at market value include securities loaned. At December 31, 2019, the Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund, Global Women’s Leadership Fund, and Core Bond Fund had total market values of securities on loan of $19,650,424; $7,235,253; $2,270,024; $2,759,039; and $10,066,103, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	116

December 31, 2019

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$36,242,115	$778,913,397	$397,801,355	$543,313,311	$687,596,812	$356,524,101	$1,777,641,984

$42,096,099	$966,670,099	$465,375,852	$642,999,682	$706,274,748	$371,587,884	$62,176,992
—	—	—	—	—	—	1,853,130,048
42,096,099	966,670,099	465,375,852	642,999,682	706,274,748	371,587,884	1,915,307,040
—	106,523	2,618	—	137	24	—
—	—	2,858,171	2,038,283	—	—	—
1,211	12,351	—	—	10,615	5,944	—

1,050	2,804,057	1,111,862	851,992	828,250	994,193	1,720,247
23,821	580,419	460,849	618,368	3,586,783	5,194,651	1,776,144
—	2,133,186	—	—	—	—	—
14,765	—	—	—	—	—	—
2,360	251,119	73,522	1,669,147	3,298	—	—
42,139,306	972,557,754	469,882,874	648,177,472	710,703,831	377,782,696	1,918,803,431

—	—	19,406	—	669,300	—	—

—	635,569	126,301	493,156	22,748	542,683	18,867,124
—	2,857,510	4,648,525	2,579,453	—	896,250	1,689,069
—	—	—	—	3,044	225,432	—

26,389	636,426	208,742	293,393	240,111	157,976	80,523
341	34,593	24,704	18,005	1,520	40,034	319,392
572	75,288	—	—	1,167	41,093	—

2,779	2,795	—	—	2,211	7,260	—
5,419	36,546	—	—	27,910	21,125	—
23,014	36,780	—	—	38,787	32,706	—
6,678	41,526	—	—	5,635	10,021	—
65,192	4,357,033	5,027,678	3,384,007	1,012,433	1,974,580	20,956,108
$42,074,114	$968,200,721	$464,855,196	$644,793,465	$709,691,398	$375,808,116	$1,897,847,323

117	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Statements of Assets and Liabilities, continued

	Large Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$532,753,699	$376,402,429	$131,935,513	$90,425,214
Total distributable earnings	233,521,226	54,707,322	108,480,323	42,433,895
NET ASSETS	$766,274,925	$431,109,751	$240,415,836	$132,859,109

Investor Class
Net assets	$3,271,211	$110,519,950	$161,020,641	$2,858,503
Capital Shares Outstanding (unlimited/authorized)	315,062	7,535,312	7,520,103	223,715
Net asset value per share	$10.38	$14.67	$21.41	$12.78
Class A
Net assets		$12,444,638	$6,658,952
Capital Shares Outstanding (unlimited/authorized)		850,737	311,907
Net asset value per share		$14.63	$21.35
Institutional Class
Net assets	$763,003,714	$308,145,163	$72,736,243	$130,000,606
Capital Shares Outstanding (unlimited/authorized)	73,392,745	20,796,370	3,296,169	10,150,799
Net asset value per share	$10.40	$14.82	$22.07	$12.81

SEE NOTES TO FINANCIAL STATEMENTS	118

December 31, 2019

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$36,183,648	$783,304,855	$399,359,481	$578,647,367	$694,900,603	$431,401,826	$1,617,772,718
5,890,466	184,895,866	65,495,715	66,146,098	14,790,795	(55,593,710)	280,074,605
$42,074,114	$968,200,721	$464,855,196	$644,793,465	$709,691,398	$375,808,116	$1,897,847,323

$1,682,538	$152,209,443	$118,712,927	$84,854,768	$7,400,520	$183,631,421	$1,523,009,025
139,793	9,032,310	4,396,138	8,905,034	719,336	27,063,587	65,212,339
$12.04	$16.85	$27.00	$9.53	$10.29	$6.79	$23.35

	$13,699,682				$5,826,575
	814,199				857,276
	$16.83				$6.80

$40,391,576	$802,291,596	$346,142,269	$559,938,697	$702,290,878	$186,350,120	$374,838,298
3,355,402	47,285,297	12,754,191	59,958,537	68,239,840	27,567,237	15,775,514
$12.04	$16.97	$27.14	$9.34	$10.29	$6.76	$23.76

119	SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2019
Statements of Operations

	Large Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $0; $35,755; $273; $0; $35,258; $1,085,483; $517,285; $1,774,062; $0; $0 and $0 respectively)	$11,025,463	$8,546,748	$5,124,054	$3,734,986
Dividends from affiliates - Note C	—	—	—	—
Interest	371,238	403,198	34,207	24,206
Income from securities lending - Note A	115,851	87,598	10,412	8,877
Other income - Note B	—	—	—	—
Total Income	11,512,552	9,037,544	5,168,673	3,768,069

Expenses
Investment advisory fees - Note B	4,399,347	3,294,792	1,440,722	837,151
Distribution expenses - Investor (Note B)	5,997	288,289	375,948	5,848
Distribution expenses - Class A (Note B)	—	32,516	15,340	—
Transfer agent fees - Note A	17,369	469,839	—	—
Printing and other shareholder communication fees	12,616	66,868	—	—
Custodian fees	57,137	71,699	—	—
Legal fees and related expenses	86,657	71,942	—	—
Trustees’ fees and expenses - Note B	57,341	45,502	—	—
Compliance expense	15,118	14,400	—	—
Audit fees	46,849	42,720	—	—
Registration fees	42,291	64,148	—	—
Other expenses	25,510	22,528	—	—
Total Expenses	4,766,232	4,485,243	1,832,010	842,999
Less: Advisory fee waiver - Note B	—	—	—	—
Expenses assumed by Adviser - Note B	—	—	—	—
Net expenses	4,766,232	4,485,243	1,832,010	842,999
Net investment income	6,746,320	4,552,301	3,336,663	2,925,070
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	28,252,754	6,360,675	6,522,693	3,919,774
Investment in affiliated issuers	—	—	—	—
Foreign currency transactions	—	(290)	(308)	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	168,139,590	84,529,976	42,568,347	22,335,242
Investment in affiliated issuers	—	—	—	—
Foreign currency translation	—	207	274	—
Net realized and unrealized gain
on investments and foreign currency	196,392,344	90,890,568	49,091,006	26,255,016

Net increase in net assets resulting from operations	$203,138,664	$95,442,869	$52,427,669	$29,180,086

SEE NOTES TO FINANCIAL STATEMENTS	120

For the Year Ended December 31, 2019

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$420,440	$15,069,170	$9,421,990	$18,476,228	$305,154	$214,356	$—
—	—	—	—	—	—	32,469,331
11,786	505,332	13,835	20,726	20,340,592	21,804,377	1,108,001
—	3,133	9,140	—	16,213	—	—
21,221	298,328	—	—	15	143	—
453,447	15,875,963	9,444,965	18,496,954	20,661,974	22,018,876	33,577,332

253,806	6,404,305	1,963,421	3,192,729	2,740,269	1,862,360	903,260
2,188	348,843	263,659	202,975	14,340	437,665	3,586,010
—	32,732	—	—	—	14,734	—
4,002	796,113	—	—	17,269	373,405	—
5,156	59,497	—	—	9,984	63,845	—
25,258	166,806	—	—	108,455	90,381	—
30,345	93,937	—	—	88,328	65,951	—
27,331	62,547	—	—	58,871	43,801	—
12,934	15,497	—	—	15,187	14,113	—
35,000	53,503	—	—	56,199	49,252	—
51,217	85,254	—	—	42,626	59,510	—
4,849	26,979	—	—	26,135	15,461	—
452,086	8,146,013	2,227,080	3,395,704	3,177,663	3,090,478	4,489,270
(17,590)	—	—	—	—	—	—
(138,985)	—	—	—	—	—	—
295,511	8,146,013	2,227,080	3,395,704	3,177,663	3,090,478	4,489,270
157,936	7,729,950	7,217,885	15,101,250	17,484,311	18,928,398	29,088,062

790,961	11,324,299	1,952,953	(5,710,262)	7,048,964	(8,892,802)	—
—	—	—	—	—	—	27,512,989
(14,284)	(194,602)	(28,466)	(49,665)	—	—	—

7,932,233	170,187,197	70,823,343	110,240,828	28,214,334	39,322,008	—
—	—	—	—	—	—	284,650,514
144	1,512	2,973	29,550	—	—	—

8,709,054	181,318,406	72,750,803	104,510,451	35,263,298	30,429,206	312,163,503

$8,866,990	$189,048,356	$79,968,688	$119,611,701	$52,747,609	$49,357,604	$341,251,565

121	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations
Investment income, net	$6,746,320	$5,956,816
Net realized gain (loss) on investments and foreign currency transactions	28,252,754	93,935,443
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	168,139,590	(123,969,436)
Net increase (decrease) in net assets resulting from operations	203,138,664	(24,077,177)
Distributions from Investor Class	(105,410)	(396,301)
Distributions from Class A
Distributions from Institutional Class	(27,322,400)	(121,081,230)
Total distributions to shareholders	(27,427,810)	(121,477,531)
From capital share transactions:
Investor Class
Proceeds from shares sold	1,381,152	1,854,205
Proceeds from reinvestment of distributions	101,502	378,040
Cost of shares redeemed	(807,918)	(469,237)
Net increase (decrease) from Investor Class transactions	674,736	1,763,008
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	945,950	2,183,271
Proceeds from reinvestment of distributions	27,303,786	120,740,909
Cost of shares redeemed	(30,999,229)	(105,880,616)
Net increase (decrease) from Institutional Class transactions	(2,749,493)	17,043,564
Net increase (decrease) from capital share transactions	(2,074,757)	18,806,572
Net increase (decrease) in net assets	173,636,097	(126,748,136)
Net assets
Beginning of period	592,638,828	719,386,964
End of period	$766,274,925	$592,638,828

Shares of Beneficial Interest:
Investor Class
Shares sold	144,243	168,351
Shares issued in reinvestment of distributions	9,881	48,165
Shares redeemed	(86,861)	(43,179)
Net increase (decrease) in shares outstanding	67,263	173,337

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	99,082	202,368
Shares issued in reinvestment of distributions	2,662,994	15,305,123
Shares redeemed	(3,390,826)	(9,495,832)
Net increase (decrease) in shares outstanding	(628,750)	6,011,659

SEE NOTES TO FINANCIAL STATEMENTS	122

Small Cap Fund		ESG Beta Quality Fund		ESG Beta Dividend Fund
Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18

$4,552,301	$1,629,715	$3,336,663	$3,528,050	$2,925,070	$3,128,795
6,360,385	38,085,766	6,522,385	10,225,979	3,919,774	1,471,924
84,530,183	(143,894,122)	42,568,621	(22,506,699)	22,335,242	(9,179,815)
95,442,869	(104,178,641)	52,427,669	(8,752,670)	29,180,086	(4,579,096)
(1,074,371)	(15,737,773)	(5,328,473)	(10,075,533)	(124,784)	(51,775)
(123,378)	(1,625,985)	(219,743)	(402,800)
(2,994,551)	(45,729,435)	(2,488,325)	(4,116,652)	(6,221,250)	(4,423,042)
(4,192,300)	(63,093,193)	(8,036,541)	(14,594,985)	(6,346,034)	(4,474,817)

13,677,304	27,143,565	6,826,013	6,906,257	1,247,672	2,109,381
1,017,639	14,901,248	5,208,768	9,849,538	122,435	49,133
(44,744,405)	(106,433,647)	(15,699,436)	(30,715,552)	(755,355)	(424,469)
(30,049,462)	(64,388,834)	(3,664,655)	(13,959,757)	614,752	1,734,045

1,709,333	2,726,982	399,058	871,385
110,555	1,457,637	210,714	385,235
(4,229,884)	(14,876,475)	(602,219)	(765,281)
(2,409,996)	(10,691,856)	7,553	491,339

105,566,974	208,965,645	13,543,838	23,489,257	1,014,394	574,498
2,285,599	35,907,879	2,358,813	3,905,430	6,220,386	4,423,030
(182,128,560)	(387,138,870)	(10,204,044)	(9,238,350)	(15,032,201)	(30,001,142)
(74,275,987)	(142,265,346)	5,698,607	18,156,337	(7,797,421)	(25,003,614)
(106,735,445)	(217,346,036)	2,041,505	4,687,919	(7,182,669)	(23,269,569)
(15,484,876)	(384,617,870)	46,432,633	(18,659,736)	15,651,383	(32,323,482)

446,594,627	831,212,497	193,983,203	212,642,939	117,207,726	149,531,208
$431,109,751	$446,594,627	$240,415,836	$193,983,203	$132,859,109	$117,207,726

1,004,391	1,712,488	345,853	346,520	103,324	176,903
73,054	1,268,191	247,071	566,137	9,677	4,635
(3,274,454)	(6,855,862)	(788,361)	(1,524,943)	(62,731)	(38,775)
(2,197,009)	(3,875,183)	(195,437)	(612,286)	50,270	142,763

125,548	170,581	19,876	43,454
7,959	124,372	10,026	22,231
(308,730)	(923,444)	(29,771)	(38,407)
(175,223)	(628,491)	131	27,278

7,701,571	13,248,223	667,483	1,132,971	82,856	49,024
162,691	3,027,646	108,662	218,111	491,692	407,811
(13,265,181)	(25,209,722)	(497,959)	(460,144)	(1,241,588)	(2,607,666)
(5,400,919)	(8,933,853)	278,186	890,938	(667,040)	(2,150,831)

123	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Opportunities Fund
	Year Ended 12/31/19	Period Ended 12/31/18[1]
Increase (Decrease) in Net Assets
Operations
Investment income, net	$157,936	$1,560
Net realized gain (loss) on investments and foreign currency transactions	776,677	(137,157)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,932,377	(2,081,324)
Net increase (decrease) in net assets resulting from operations	8,866,990	(2,216,921)
Distributions from Investor Class	(26,709)	—
Distributions from Class A
Distributions from Institutional Class	(746,206)	—
Total distributions to shareholders	(772,915)	—
From capital share transactions:
Investor Class
Proceeds from shares sold	1,558,192	134,696
Proceeds from reinvestment of distributions	26,708	—
Cost of shares redeemed	(179,928)	(30)
Net increase (decrease) from Investor Class transactions	1,404,972	134,666
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	6,892,970	27,024,652
Proceeds from reinvestment of distributions	743,145	—
Cost of shares redeemed	(3,445)	—
Net increase (decrease) from Institutional Class transactions	7,632,670	27,024,652
Net increase (decrease) from capital share transactions	9,037,642	27,159,318
Net increase (decrease) in net assets	17,131,717	24,942,397
Net assets
Beginning of period	24,942,397	—
End of period	$42,074,114	$24,942,397

Shares of Beneficial Interest:
Investor Class
Shares sold	140,056	13,741
Shares issued in reinvestment of distributions	2,235	—
Shares redeemed	(16,236)	(3)
Net increase (decrease) in shares outstanding	126,055	13,738

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	590,890	2,702,469
Shares issued in reinvestment of distributions	62,332	—
Shares redeemed	(289)	—
Net increase (decrease) in shares outstanding	652,933	2,702,469

[1]	Commencement of Operations on June 27, 2018.

SEE NOTES TO FINANCIAL STATEMENTS	124

Global Environmental Markets Fund		Global Women’s Leadership Fund
Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18

$7,729,950	$7,180,029	$7,217,885	$4,594,621
11,129,697	3,467,341	1,924,487	4,543,929
170,188,709	(115,307,007)	70,826,316	(30,295,038)
189,048,356	(104,659,637)	79,968,688	(21,156,488)
(995,625)	(4,395,006)	(3,470,585)	(4,136,633)
(87,611)	(509,895)
(6,356,689)	(19,696,318)	(9,991,550)	(7,107,965)
(7,439,925)	(24,601,219)	(13,462,135)	(11,244,598)

26,248,873	24,299,647	26,558,976	27,719,215
915,312	4,435,239	3,304,467	3,913,444
(26,099,180)	(38,687,270)	(18,215,556)	(21,848,645)
1,065,005	(9,952,384)	11,647,887	9,784,014

1,491,935	4,306,843
71,736	456,482
(3,810,989)	(4,617,110)
(2,247,318)	146,215

281,950,208	263,433,141	159,416,311	94,660,752
5,793,704	17,446,839	8,789,343	6,036,396
(91,069,741)	(160,411,403)	(25,191,609)	(16,544,918)
196,674,171	120,468,577	143,014,045	84,152,230
195,491,858	110,662,408	154,661,932	93,936,244
377,100,289	(18,598,448)	221,168,485	61,535,158

591,100,432	609,698,880	243,686,711	182,151,553
$968,200,721	$591,100,432	$464,855,196	$243,686,711

1,717,446	1,570,344	1,052,804	1,104,657
57,130	328,674	124,452	173,919
(1,702,959)	(2,518,707)	(720,068)	(870,126)
71,617	(619,689)	457,188	408,450

96,519	273,883
4,486	33,851
(249,879)	(300,947)
(148,874)	6,787

18,469,668	16,808,306	6,308,732	3,776,638
357,002	1,283,472	328,700	268,772
(5,913,097)	(10,844,638)	(978,844)	(682,478)
12,913,573	7,247,140	5,658,588	3,362,932

125	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	EAFE ESG Leaders Index Fund
	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations
Investment income, net	$15,101,250	$16,417,367
Net realized gain (loss) on investments and foreign currency transactions	(5,759,927)	(13,512,247)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	110,270,378	(88,136,375)
Net increase (decrease) in net assets resulting from operations	119,611,701	(85,231,255)
Distributions from Investor Class	(1,983,451)	(2,090,581)
Distributions from Class A
Distributions from Institutional Class	(14,060,119)	(13,328,976)
Total distributions to shareholders	(16,043,570)	(15,419,557)
From capital share transactions:
Investor Class
Proceeds from shares sold	17,043,389	27,995,455
Proceeds from reinvestment of distributions	1,848,129	1,866,131
Cost of shares redeemed	(26,592,900)	(61,228,193)
Net increase (decrease) from Investor Class transactions	(7,701,382)	(31,366,607)
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	122,187,707	198,395,377
Proceeds from reinvestment of distributions	13,223,070	12,477,288
Cost of shares redeemed	(102,270,983)	(247,192,450)
Net increase (decrease) from Institutional Class transactions	33,139,794	(36,319,785)
Net increase (decrease) from capital share transactions	25,438,412	(67,686,392)
Net increase (decrease) in net assets	129,006,543	(168,337,204)
Net assets
Beginning of period	515,786,922	684,124,126
End of period	$644,793,465	$515,786,922

Shares of Beneficial Interest:
Investor Class
Shares sold	1,942,870	3,063,037
Shares issued in reinvestment of distributions	203,929	214,296
Shares redeemed	(3,036,000)	(6,705,211)
Net increase (decrease) in shares outstanding	(889,201)	(3,427,878)

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	14,236,908	22,282,794
Shares issued in reinvestment of distributions	1,486,417	1,467,047
Shares redeemed	(11,932,268)	(28,565,934)
Net increase (decrease) in shares outstanding	3,791,057	(4,816,093)

SEE NOTES TO FINANCIAL STATEMENTS	126

Core Bond Fund		High Yield Bond Fund		Sustainable Allocation Fund
Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18

$17,484,311	$17,146,769	$18,928,398	$19,951,720	$29,088,062	$27,923,855
7,048,964	(8,889,342)	(8,892,802)	(7,322,455)	27,512,989	136,089,940
28,214,334	(8,759,690)	39,322,008	(23,448,233)	284,650,514	(236,378,335)
52,747,609	(502,263)	49,357,604	(10,818,968)	341,251,565	(72,364,540)
(139,036)	(82,861)	(8,660,826)	(9,217,524)	(131,657,832)	(38,484,397)
		(292,034)	(310,370)
(18,172,126)	(18,002,713)	(9,984,256)	(10,415,292)	(34,380,100)	(11,413,188)
(18,311,162)	(18,085,574)	(18,937,116)	(19,943,186)	(166,037,932)	(49,897,585)

3,676,166	2,631,988	37,625,331	33,908,204	76,654,788	77,259,243
136,697	79,120	8,193,211	8,745,497	127,269,290	36,965,250
(951,396)	(1,320,396)	(39,060,094)	(67,312,690)	(143,257,511)	(192,583,681)
2,861,467	1,390,712	6,758,448	(24,658,989)	60,666,567	(78,359,188)

		803,489	1,867,173
		278,404	294,312
		(1,481,640)	(1,738,221)
		(399,747)	423,264

14,494,070	821,250	79,829,366	46,486,488	47,827,366	76,179,161
18,140,809	17,970,721	7,494,151	7,390,756	31,625,501	10,559,398
(46,719,900)	(15,135,419)	(105,216,195)	(55,263,696)	(107,146,469)	(198,822,395)
(14,085,021)	3,656,552	(17,892,678)	(1,386,452)	(27,693,602)	(112,083,836)
(11,223,554)	5,047,264	(11,533,977)	(25,622,177)	32,972,965	(190,443,024)
23,212,893	(13,540,573)	18,886,511	(56,384,331)	208,186,598	(312,705,149)

686,478,505	700,019,078	356,921,605	413,305,936	1,689,660,725	2,002,365,874
$709,691,398	$686,478,505	$375,808,116	$356,921,605	$1,897,847,323	$1,689,660,725

362,087	269,286	5,676,380	5,131,750	3,242,648	3,426,578
13,428	8,114	1,232,947	1,331,014	5,441,977	1,689,865
(93,666)	(135,570)	(5,894,629)	(10,216,674)	(6,127,622)	(8,481,918)
281,849	141,830	1,014,698	(3,753,910)	2,557,003	(3,365,475)

		119,668	281,595
		41,860	44,764
		(222,143)	(262,747)
		(60,615)	63,612

1,408,141	84,734	12,172,704	7,078,778	2,011,825	3,286,107
1,785,769	1,842,152	1,133,547	1,129,286	1,329,821	475,858
(4,720,452)	(1,574,756)	(15,973,491)	(8,417,614)	(4,566,413)	(8,758,108)
(1,526,542)	352,130	(2,667,240)	(209,550)	(1,224,767)	(4,996,143)

127	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains
Large Cap Fund
Investor Class
Year Ended December 31, 2019	$7.97	$0.07		$2.71	$2.78	$0.07		$0.30
Year Ended December 31, 2018	10.56	0.07		(0.63)	$(0.56)	0.07		1.96
Year Ended December 31, 2017	9.91	0.09		1.95	2.04	0.09		1.30
Period Ended December 31, 2016[5]	10.00	—		(0.08)	(0.08)	0.01		—
Institutional Class
Year Ended December 31, 2019	$7.98	$0.09		$2.72	$2.81	$0.09		$0.30
Year Ended December 31, 2018	10.57	0.10		(0.63)	(0.53)	0.10		1.96
Year Ended December 31, 2017	9.91	0.10		1.97	2.07	0.11		1.30
Period Ended December 31, 2016[5]	10.00	0.01		(0.09)	(0.08)	0.01		—

Small Cap Fund
Investor Class
Year Ended December 31, 2019	$12.01	$0.13		$2.66	$2.79	$0.13		$—
Year Ended December 31, 2018	16.41	0.00	[7]	(2.64)	(2.64)	0.00	[7]	1.76
Year Ended December 31, 2017	15.34	0.03		1.30	1.33	0.02		0.24
Year Ended December 31, 2016	13.30	0.12		2.26	2.38	0.10		0.24
Year Ended December 31, 2015	13.92	0.03		(0.56)	(0.53)	0.02		0.07
Class A
Year Ended December 31, 2019	$11.98	$0.12		$2.66	$2.78	$0.13		$—
Year Ended December 31, 2018	16.38	0.00	[7]	(2.63)	(2.63)	0.01		1.76
Year Ended December 31, 2017	15.31	0.03		1.30	1.33	0.02		0.24
Year Ended December 31, 2016	13.28	0.12		2.25	2.37	0.10		0.24
Year Ended December 31, 2015	13.90	0.03		(0.56)	(0.53)	0.02		0.07
Institutional Class
Year Ended December 31, 2019	$12.12	$0.15		$2.70	$2.85	$0.15		$—
Year Ended December 31, 2018	16.53	0.05		(2.67)	(2.62)	0.03		1.76
Year Ended December 31, 2017	15.44	0.07		1.32	1.39	0.06		0.24
Year Ended December 31, 2016	13.38	0.16		2.27	2.43	0.13		0.24
Year Ended December 31, 2015	14.00	0.06		(0.56)	(0.50)	0.05		0.07

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	128

December 31, 2019

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.37	$10.38	34.85%	$3,271	0.95%	0.74%	0.95%	37%
2.03	7.97	(5.01%)	1,975	0.96%	0.67%	0.96%	54%
1.39	10.56	20.65%	786	0.95%	0.82%	0.95%	57%
0.01	9.91	(0.83%)	1	0.96%	1.06%	0.96%	3%[6]

$0.39	$10.40	35.23%	$763,004	0.70%	1.00%	0.70%	37%
2.06	7.98	(4.79%)	590,664	0.70%	0.85%	0.70%	54%
1.41	10.57	20.96%	718,601	0.70%	0.94%	0.70%	57%
0.01	9.91	(0.83%)	789,950	0.71%	1.31%	0.71%	3%[6]

$0.13	$14.67	23.29%	$110,520	1.20%	0.93%	1.20%	78%
1.76	12.01	(15.80%)	116,887	1.18%	0.03%	1.18%	57%
0.26	16.41	8.77%	223,360	1.19%	0.18%	1.19%	56%
0.34	15.34	17.90%	272,159	1.19%	0.82%	1.19%	49%
0.09	13.30	(3.85%)	216,844	1.22%	0.20%	1.23%	48%

$0.13	$14.63	23.27%	$12,445	1.20%	0.90%	1.20%	78%
1.77	11.98	(15.82%)	12,290	1.18%	0.02%	1.18%	57%
0.26	16.38	8.80%	27,100	1.19%	0.19%	1.19%	56%
0.34	15.31	17.85%	39,477	1.19%	0.84%	1.19%	49%
0.09	13.28	(3.87%)	28,394	1.22%	0.19%	1.23%	48%

$0.15	$14.82	23.56%	$308,145	0.95%	1.08%	0.95%	78%
1.79	12.12	(15.59%)	317,417	0.93%	0.29%	0.93%	57%
0.30	16.53	9.10%	580,752	0.95%	0.45%	0.95%	56%
0.37	15.44	18.17%	482,315	0.94%	1.14%	0.94%	49%
0.12	13.38	(3.62%)	260,786	0.97%	0.44%	0.98%	48%

[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio for the Large Cap Fund, transactions related to an in-kind subscription have been excluded.
[7]	Rounds to less than $0.01.

129	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Beta Quality Fund
Investor Class
Year Ended December 31, 2019	$17.42	$0.28	$4.43	$4.71	$0.28	$0.44
Year Ended December 31, 2018	19.69	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.90	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.55	0.16	0.95	1.11	0.16	1.60
Year Ended December 31, 2015	18.26	0.03	0.38	0.41	0.03	1.09
Class A
Year Ended December 31, 2019	$17.38	$0.28	$4.41	$4.69	$0.28	$0.44
Year Ended December 31, 2018	19.65	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.86	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.52	0.17	0.93	1.10	0.16	1.60
Year Ended December 31, 2015	18.23	0.04	0.38	0.42	0.04	1.09
Institutional Class
Year Ended December 31, 2019	$17.94	$0.34	$4.56	$4.90	$0.33	$0.44
Year Ended December 31, 2018	20.23	0.38	(1.23)	(0.85)	0.37	1.07
Year Ended December 31, 2017	17.34	0.28	3.55	3.83	0.28	0.66
Year Ended December 31, 2016	17.97	0.19	0.99	1.18	0.21	1.60
Year Ended December 31, 2015	18.66	0.08	0.39	0.47	0.07	1.09

ESG Beta Dividend Fund
Investor Class
Year Ended December 31, 2019	$10.64	$0.25	$2.49	$2.74	$0.25	$0.35
Year Ended December 31, 2018	11.50	0.24	(0.73)	(0.49)	0.24	0.13
Year Ended December 31, 2017	9.86	0.22	1.67	1.89	0.23	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—
Institutional Class
Year Ended December 31, 2019	$10.66	$0.28	$2.50	$2.78	$0.28	$0.35
Year Ended December 31, 2018	11.50	0.26	(0.70)	(0.44)	0.27	0.13
Year Ended December 31, 2017	9.86	0.24	1.67	1.91	0.25	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	130

December 31, 2019

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.72	$21.41	27.13%	$161,021	0.90%	1.43%	0.90%	49%
1.39	17.42	(4.43%)	134,435	0.90%	1.59%	0.90%	55%
0.89	19.69	21.89%	164,016	0.90%	1.25%	0.90%	36%
1.76	16.90	6.26%	161,041	1.07%	0.93%	1.09%	80%
1.12	17.55	2.20%	161,334	1.24%	0.18%	1.28%	26%

$0.72	$21.35	27.08%	$6,659	0.90%	1.43%	0.90%	49%
1.39	17.38	(4.43%)	5,417	0.90%	1.59%	0.90%	55%
0.89	19.65	21.96%	5,589	0.90%	1.25%	0.90%	36%
1.76	16.86	6.24%	4,296	1.06%	0.96%	1.09%	80%
1.13	17.52	2.24%	3,251	1.24%	0.20%	1.28%	26%

$0.77	$22.07	27.42%	$72,736	0.65%	1.68%	0.65%	49%
1.44	17.94	(4.16%)	54,131	0.65%	1.84%	0.65%	55%
0.94	20.23	22.22%	43,038	0.65%	1.48%	0.65%	36%
1.81	17.34	6.49%	27,580	0.84%	1.08%	0.84%	80%
1.16	17.97	2.50%	38,741	0.99%	0.44%	1.03%	26%

$0.60	$12.78	25.85%	$2,859	0.90%	2.03%	0.90%	50%
0.37	10.64	(4.21%)	1,846	0.90%	2.11%	0.90%	52%
0.25	11.50	19.24%	353	0.90%	2.10%	0.90%	31%
0.01	9.86	(0.89%)	10	0.90%	1.93%	0.90%	0%[6]

$0.63	$12.81	26.18%	$130,001	0.65%	2.28%	0.65%	50%
0.40	10.66	(3.84%)	115,362	0.65%	2.24%	0.65%	52%
0.27	11.50	19.44%	149,178	0.65%	2.31%	0.65%	31%
0.01	9.86	(0.89%)	136,601	0.65%	2.18%	0.65%	0%[6]

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio for ESG Beta Dividend Fund, transactions related to an in-kind subscription have been excluded.

131	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Opportunities Fund
Investor Class
Year Ended December 31, 2019	$9.18	$0.02		$3.05	$3.07	$0.03	$0.18
Period Ended December 31, 2018[5]	10.00	(0.01)		(0.81)	(0.82)	—	—
Institutional Class
Year Ended December 31, 2019	$9.18	$0.06		$3.03	$3.09	$0.05	$0.18
Period Ended December 31, 2018[5]	10.00	0.00	[6]	(0.82)	(0.82)	—	—

Global Environmental Markets Fund
Investor Class
Year Ended December 31, 2019	$13.28	$0.12		$3.56	$3.68	$0.11	$—
Year Ended December 31, 2018	16.11	0.13		(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.16	0.07		3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.96	0.08		1.19	1.27	0.07	—
Year Ended December 31, 2015	12.25	0.04		(0.21)	(0.17)	0.04	0.08
Class A
Year Ended December 31, 2019	$13.26	$0.12		$3.56	$3.68	$0.11	$—
Year Ended December 31, 2018	16.09	0.13		(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.14	0.07		3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.94	0.08		1.19	1.27	0.07	—
Year Ended December 31, 2015	12.23	0.04		(0.21)	(0.17)	0.04	0.08
Institutional Class
Year Ended December 31, 2019	$13.36	$0.16		$3.60	$3.76	$0.15	$—
Year Ended December 31, 2018	16.22	0.17		(2.46)	(2.29)	0.16	0.41
Year Ended December 31, 2017	13.24	0.10		3.44	3.54	0.09	0.47
Year Ended December 31, 2016	12.03	0.11		1.20	1.31	0.10	—
Year Ended December 31, 2015	12.31	0.07		(0.21)	(0.14)	0.06	0.08

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	132

December 31, 2019

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.21	$12.04	33.51%	$1,683	1.19%	0.17%	1.68%	29%
—	9.18	(8.20%)	126	1.16%	(0.14%)	2.06%	17%

$0.23	$12.04	33.72%	$40,392	0.92%	0.51%	1.42%	29%
—	9.18	(8.20%)	24,816	0.92%	0.01%	1.81%	17%

$0.11	$16.85	27.75%	$152,209	1.22%	0.78%	1.22%	14%
0.53	13.28	(14.31%)	118,980	1.22%	0.83%	1.24%	26%
0.52	16.11	26.42%	154,325	1.23%	0.46%	1.26%	18%
0.07	13.16	10.62%	122,610	1.29%	0.61%	1.34%	30%
0.12	11.96	(1.45%)	104,712	1.40%	0.31%	1.41%	22%

$0.11	$16.83	27.77%	$13,700	1.22%	0.78%	1.22%	14%
0.53	13.26	(14.33%)	12,766	1.22%	0.86%	1.24%	26%
0.52	16.09	26.45%	15,383	1.23%	0.47%	1.26%	18%
0.07	13.14	10.62%	13,042	1.30%	0.63%	1.34%	30%
0.12	11.94	(1.44%)	13,330	1.40%	0.30%	1.41%	22%

$0.15	$16.97	28.17%	$802,292	0.97%	1.01%	0.97%	14%
0.57	13.36	(14.17%)	459,354	0.97%	1.10%	0.99%	26%
0.56	16.22	26.79%	439,991	0.98%	0.67%	1.02%	18%
0.10	13.24	10.91%	209,759	1.04%	0.86%	1.09%	30%
0.14	12.03	(1.21%)	133,930	1.15%	0.55%	1.16%	22%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of June 27, 2018.
[6]	Rounds to less than $0.01.

133	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Leadership Fund
Investor Class
Year Ended December 31, 2019	$22.02	$0.47	$5.33	$5.80	$0.44	$0.38
Year Ended December 31, 2018	25.02	0.47	(2.39)	(1.92)	0.44	0.64
Year Ended December 31, 2017	20.56	0.39	4.69	5.08	0.36	0.26
Year Ended December 31, 2016	19.75	0.39	0.79	1.18	0.37	—
Year Ended December 31, 2015	20.43	0.33	(0.53)	(0.20)	0.32	0.16
Institutional Class
Year Ended December 31, 2019	$22.12	$0.53	$5.37	$5.90	$0.50	$0.38
Year Ended December 31, 2018	25.13	0.53	(2.40)	(1.87)	0.50	0.64
Year Ended December 31, 2017	20.65	0.43	4.73	5.16	0.42	0.26
Year Ended December 31, 2016	19.83	0.42	0.82	1.24	0.42	—
Year Ended December 31, 2015	20.52	0.38	(0.54)	(0.16)	0.37	0.16

EAFE ESG Leaders Index Fund
Investor Class
Year Ended December 31, 2019	$7.95	$0.21	$1.59	$1.80	$0.22	$—
Year Ended December 31, 2018	9.36	0.22	(1.43)	(1.21)	0.20	—
Year Ended December 31, 2017	7.79	0.21	1.57	1.78	0.21	—
Year Ended December 31, 2016	8.13	0.20	(0.35)	(0.15)	0.19	—
Year Ended December 31, 2015	8.19	0.16	(0.08)	0.08	0.14	0.00	[6]
Institutional Class[7]
Year Ended December 31, 2019	$7.80	$0.23	$1.55	$1.78	$0.24	$—
Year Ended December 31, 2018	9.19	0.23	(1.40)	(1.17)	0.22	—
Year Ended December 31, 2017	7.65	0.21	1.56	1.77	0.23	—
Year Ended December 31, 2016	7.99	0.21	(0.34)	(0.13)	0.21	—
Year Ended December 31, 2015	8.05	0.18	(0.08)	0.10	0.16	0.00	[6]

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 25% for the year ended December 31, 2019, 30% for the year ended December 31, 2018, 25% for the year ended December 31, 2017, 21% for the year ended December 31, 2016, and 25% for the year ended December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS	134

December 31, 2019

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.82	$27.00	26.42%	$118,713	0.80%	1.87%	0.80%	66%[5]
1.08	22.02	(7.74%)	86,727	0.81%	1.88%	0.83%	67%[5]
0.62	25.02	24.86%	88,332	0.90%	1.69%	0.90%	56%[5]
0.37	20.56	6.01%	72,771	0.92%	1.93%	0.92%	49%[5]
0.48	19.75	(1.08%)	64,587	0.98%	1.62%	0.98%	50%[5]

$0.88	$27.14	26.77%	$346,142	0.55%	2.07%	0.55%	66%[5]
1.14	22.12	(7.51%)	156,960	0.56%	2.09%	0.58%	67%[5]
0.68	25.13	25.14%	93,820	0.65%	1.84%	0.65%	56%[5]
0.42	20.65	6.30%	37,920	0.67%	2.09%	0.67%	49%[5]
0.53	19.83	(0.86%)	20,422	0.74%	1.85%	0.74%	50%[5]

$0.22	$9.53	22.78%	$84,855	0.80%	2.40%	0.80%	31%[7]
0.20	7.95	(13.15%)	77,880	0.80%	2.46%	0.80%	30%[7]
0.21	9.36	23.01%	123,776	0.80%	2.38%	0.80%	42%[7]
0.19	7.79	(1.85%)	97,924	0.80%	2.55%	0.80%	44%[7]
0.14	8.13	0.91%	67,823	0.80%	1.94%	0.80%	86%[7]

$0.24	$9.34	23.01%	$559,939	0.55%	2.63%	0.55%	31%[7]
0.22	7.80	(12.90%)	437,907	0.55%	2.55%	0.55%	30%[7]
0.23	9.19	23.34%	560,348	0.55%	2.47%	0.55%	42%[7]
0.21	7.65	(1.63%)	402,694	0.55%	2.76%	0.55%	44%[7]
0.16	7.99	1.16%	324,651	0.55%	2.13%	0.55%	86%[7]

[6]	Rounds to less than $0.01.
[7]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the ESG Leaders Index Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 19% for the year ended December 31, 2019, 18% for the year ended December 31, 2018, 16% for the year ended December 31, 2017, 10% for the year ended December 31, 2016, and 8% for the year ended December 31, 2015.

135	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Investor Class
Year Ended December 31, 2019	$9.78	$0.23	$0.53	$0.76	$0.25	$—
Year Ended December 31, 2018	10.04	0.22	(0.25)	(0.03)	0.23	—
Year Ended December 31, 2017	10.01	0.21	0.04	0.25	0.21	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—
Institutional Class
Year Ended December 31, 2019	$9.78	$0.26	$0.52	$0.78	$0.27	$—
Year Ended December 31, 2018	10.04	0.24	(0.24)	—	0.26	—
Year Ended December 31, 2017	10.01	0.24	0.04	0.28	0.24	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—

High Yield Bond Fund
Investor Class
Year Ended December 31, 2019	$6.25	$0.33	$0.54	$0.87	$0.33	$—
Year Ended December 31, 2018	6.78	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.71	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.25	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.03	0.40	(0.78)	(0.38)	0.40	—
Class A
Year Ended December 31, 2019	$6.26	$0.33	$0.54	$0.87	$0.33	$—
Year Ended December 31, 2018	6.79	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.72	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.26	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.04	0.40	(0.78)	(0.38)	0.40	—
Institutional Class
Year Ended December 31, 2019	$6.23	$0.34	$0.53	$0.87	$0.34	$—
Year Ended December 31, 2018	6.75	0.35	(0.52)	(0.17)	0.35	—
Year Ended December 31, 2017	6.68	0.36	0.08	0.44	0.37	—
Year Ended December 31, 2016	6.23	0.39	0.45	0.84	0.39	—
Year Ended December 31, 2015	7.01	0.42	(0.78)	(0.36)	0.42	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	136

December 31, 2019

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.25	$10.29	7.78%	$7,401	0.71%	2.30%	0.71%	63%
0.23	9.78	(0.24%)	4,277	0.71%	2.23%	0.71%	62%
0.22	10.04	2.56%	2,969	0.71%	2.11%	0.71%	60%
0.01	10.01	0.87%	109	0.74%	1.99%	0.74%	1%[6]

$0.27	$10.29	8.04%	$702,291	0.46%	2.55%	0.46%	63%
0.26	9.78	0.01%	682,201	0.46%	2.50%	0.46%	62%
0.25	10.04	2.82%	697,050	0.46%	2.34%	0.46%	60%
0.01	10.01	0.93%	602,384	0.49%	2.23%	0.49%	1%[6]

$0.33	$6.79	14.11%	$183,631	0.96%	4.94%	0.96%	90%
0.33	6.25	(3.07%)	162,841	0.97%	5.01%	0.97%	57%
0.35	6.78	6.37%	201,953	0.99%	5.14%	0.99%	91%
0.37	6.71	13.81%	228,936	0.99%	5.90%	0.99%	111%
0.40	6.25	(5.74%)	242,038	0.96%	5.82%	0.96%	78%

$0.33	$6.80	14.10%	$5,827	0.96%	4.95%	0.96%	90%
0.33	6.26	(3.05%)	5,747	0.97%	5.01%	0.97%	57%
0.35	6.79	6.36%	5,798	0.99%	5.13%	0.99%	91%
0.37	6.72	13.80%	5,623	0.98%	5.88%	0.98%	111%
0.40	6.26	(5.73%)	5,923	0.96%	5.87%	0.96%	78%

$0.34	$6.76	14.26%	$186,350	0.71%	5.21%	0.71%	90%
0.35	6.23	(2.70%)	188,333	0.72%	5.26%	0.72%	57%
0.37	6.75	6.64%	205,555	0.74%	5.37%	0.74%	91%
0.39	6.68	13.96%	166,051	0.74%	6.15%	0.74%	111%
0.42	6.23	(5.54%)	162,425	0.71%	6.08%	0.71%	78%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover rate for the Core Bond Fund, transactions related to an in-kind subscription have been excluded.

137	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Sustainable Allocation Fund
Investor Class
Year Ended December 31, 2019	$21.14	$0.36	$4.02	$4.38	$0.37	$1.80
Year Ended December 31, 2018	22.66	0.33	(1.23)	(0.90)	0.47	0.15
Year Ended December 31, 2017	22.34	0.30	2.55	2.85	0.20	2.33
Year Ended December 31, 2016	21.76	0.29	0.97	1.26	0.29	0.39
Year Ended December 31, 2015	23.70	0.25	(0.37)	(0.12)	0.20	1.62
Institutional Class
Year Ended December 31, 2019	$21.47	$0.43	$4.09	$4.52	$0.43	$1.80
Year Ended December 31, 2018	23.01	0.38	(1.24)	(0.86)	0.53	0.15
Year Ended December 31, 2017	22.63	0.41	2.53	2.94	0.23	2.33
Year Ended December 31, 2016	22.04	0.35	0.98	1.33	0.35	0.39
Year Ended December 31, 2015	23.97	0.32	(0.37)	(0.05)	0.26	1.62

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	138

December 31, 2019

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$2.17	$23.35	20.83%	$1,523,009	0.30%[5]	1.56%	0.30%[5]	8%
0.62	21.14	(4.08%)	1,324,582	0.30%[5]	1.44%[6]	0.30%[5]	12%
2.53	22.66	13.16%	1,496,146	0.29%[5]	1.33%	0.30%[5]	14%
0.68	22.34	5.81%	1,596,717	0.77%	1.31%	0.87%	49%
1.82	21.76	(0.53%)	1,596,682	0.87%	1.08%	0.90%	61%

$2.23	$23.76	21.17%	$374,838	0.05%[5]	1.80%	0.05%[5]	8%
0.68	21.47	(3.85%)	365,079	0.05%[5]	1.64%[6]	0.05%[5]	12%
2.56	23.01	13.42%	506,220	0.04%[5]	1.79%	0.05%[5]	14%
0.74	22.63	6.06%	279,574	0.52%	1.56%	0.62%	49%
1.88	22.04	(0.23%)	256,640	0.62%	1.34%	0.65%	61%

[5]

The expense ratio of the Sustainable Allocation Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds were 0.62% for the year ended December 31, 2019, 0.61% for the year ended December 31, 2018, and 0.61% for the year ended December 31, 2017.

[6]

In 2018, the Adviser reimbursed the Fund for expense overpayments related to transfer agent fees in the amount of $223,088. Before the reimbursement by the adviser, total returns for Investor Class and Institutional Class would have remained the same at (4.08%) and (3.85%), respectively. The Net Investment Income for Investor Class and Institutional Class would have been 1.42% and 1.62%, respectively.

139	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2019
Notes to Financial Statements

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2019, Trust I offered ten investment funds: Pax Large Cap Fund (the “Large Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”), Pax Global Opportunities Fund (the “Global Opportunities Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Leaders Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), and Pax Sustainable Allocation Fund (the “Sustainable Allocation Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Leadership Fund (the “Global Women’s Leadership Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

The Large Cap Fund, ESG Beta Dividend Fund, Global Opportunities Fund, Global Women’s Leadership Fund, EAFE ESG Leaders Fund, Core Bond Fund and Sustainable Allocation Fund each offer two classes of shares—Investor Class shares and Institutional Class shares. The Small Cap Fund, ESG Beta Quality Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

140

December 31, 2019

The Funds seek to avoid investing in issuers that their investment adviser has determined are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that their investment adviser determines to be sub-standard from an Environmental, Social and Governance (ESG) or sustainability perspective in relation to their industry, sector, asset class or universe peers.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have market capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The ESG Beta Quality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in large-capitalization domestic equity securities that the Adviser believes have strong ESG profiles and that exhibit higher “quality” characteristics and reasonable valuations.

The ESG Beta Dividend Fund’s primary investment objective is income and capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the ESG Beta Dividend Fund seeks capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities that pay dividends.

The Global Opportunities Fund’s investment objective is to seek long term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy - the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. Under

141

December 31, 2019
Notes to Financial Statements, continued

normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in the foregoing companies and will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets.

The Global Women’s Leadership Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Impax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Leadership Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The EAFE ESG Leaders Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. The Fund seeks to achieve this objective by investing, under normal circumstances, more than 80% of its total assets in the component securities of the MSCI EAFE ESG Leaders Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the MSCI EAFE ESG Leaders Index.

142

December 31, 2019

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States Government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard and Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Sustainable Allocation Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund uses a team approach to allocate among multiple affiliated funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. The Fund seeks to achieve its investment objectives, under normal market conditions, by investing (indirectly through the use of Underlying Funds) approximately 50%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as

143

December 31, 2019
Notes to Financial Statements, continued

this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees of the Trusts (the “Boards” or “Boards of Trustees”)(so called “fair value pricing”). Fair value pricing may require subjective

144

December 31, 2019

determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Boards have delegated to the Advisers’ Best Execution and Valuation Committee the day-to-day responsibility for making fair value pricing determinations with respect to Fund holdings.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At December 31, 2019, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $286,933, representing 0.04% of the Fund’s net asset value and the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

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Notes to Financial Statements, continued

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 –	unadjusted quoted prices in active markets for identical investments

● Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows,

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models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2019:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$738,016,073	$—	$—	$738,016,073
Cash Equivalents	28,155,190	—	—	28,155,190
Total	$766,171,263	$—	$—	$766,171,263
Small Cap
Common Stocks	$419,483,785	$—	$—	$419,483,785
Cash Equivalents	25,341,786	—	—	25,341,786
Total	$444,825,571	$—	$—	$444,825,571
ESG Beta Quality
Common Stocks	$238,556,729	$—	$—	$238,556,729
Cash Equivalents	2,619,948	—	—	2,619,948
Total	$241,176,677	$—	$—	$241,176,677
ESG Beta Dividend
Common Stocks	$131,508,957	$—	$—	$131,508,957
Cash Equivalents	1,545,099	—	—	1,545,099
Total	$133,054,056	$—	$—	$133,054,056
Global Opportunities
Common Stocks	$23,585,437	$18,169,851	$—	$41,755,288
Cash Equivalents	340,811	—	—	340,811
Total	$23,926,248	$18,169,851	$—	$42,096,099
Global Environmental Markets
Common Stocks	$590,036,853	$356,162,208	$—	$946,199,061
Cash Equivalents	20,471,038	—	—	20,471,038
Total	$610,507,891	$356,162,208	$—	$966,670,099

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Notes to Financial Statements, continued

	Level 1	Level 2	Level 3*	Totals
Global Women’s Leadership
Common Stocks	$327,768,034	$132,375,156	$—	$460,143,190
Preferred Stocks	—	451,687	—	451,687
Exchange-Traded Funds	2,995,472	—	—	2,995,472
Cash Equivalents	1,785,503	—	—	1,785,503
Total	$332,549,009	$132,826,843	$—	$465,375,852
EAFE ESG Leaders
Common Stocks	$20,863,108	$613,349,873	$—	$634,212,981
Preferred Stocks	—	989,741	—	989,741
Exchange-Traded Funds	6,872,447	—	—	6,872,447
Cash Equivalents	924,513	—	—	924,513
Total	$28,660,068	$614,339,614	$—	$642,999,682
Core Bond
Exchange-Traded Funds	$21,585,036	$—	$—	$21,585,036
Community Investment Notes	—	3,099,543	286,933	3,386,476
Corporate Bonds	—	199,585,171	—	199,585,171
U.S. Gov’t Agency Bonds	—	6,985,611	—	6,985,611
Supranational Bonds	—	26,212,857	—	26,212,857
Municipal Bonds	—	37,980,618	—	37,980,618
U.S. Treasury Notes	—	169,887,669	—	169,887,669
Mortgage-Backed Securities	—	222,451,129	—	222,451,129
Medium Term Certificates of Deposit	—	753,842	—	753,842
Cash Equivalents	17,446,339	—	—	17,446,339
Total	$39,031,375	$666,956,440	$286,933	$706,274,748
High Yield Bond
Common Stocks	$—	$—	$0	$0
Preferred Stocks	3,556,800	—	0	3,556,800
Corporate Bonds	—	353,549,772	—	353,549,772
Loans	—	4,650,643	—	4,650,643
Cash Equivalents	8,427,875	1,402,794	—	9,830,669
Total	$11,984,675	$359,603,209	$0	$371,587,884
Sustainable Allocation
Affiliated Investment Companies	$1,853,130,048	$—	$—	$1,853,130,048
Cash Equivalents	62,176,992	—	—	62,176,992
Total	$1,915,307,040	$—	$—	$1,915,307,040

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements,

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and one security based on broker valuation levels. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the premium amortization period is to the earliest call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually.

The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

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Notes to Financial Statements, continued

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some Fund investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, a Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of

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non-cash collateral approved by the Boards of Trustees. At December 31, 2019, non-cash collateral consisted of U.S. Treasuries, short-term U.S. Government agency obligations and sovereign debt.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2019, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Small Cap	$19,650,424	$4,885,400	$15,053,419	$288,395
ESG Beta Quality	7,235,253	781,704	6,619,367	165,818
ESG Beta Dividend	2,270,024	351,630	1,966,420	48,026
Global Women’s Leadership	2,759,039	19,406	2,786,741	47,108
Core Bond	10,066,103	669,300	9,625,000	228,197

*	Non-cash collateral is not included in the financial statements.

For the Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund and Women’s Leadership Fund all of the securities on loan at December 31, 2019 are classified as Common Stocks in each Fund’s Schedule of Investments. For the Core Bond Fund all of the securities on loan at December 31, 2019 are classified as Corporate Bonds or U.S. Treasury and Agency securities on the Fund’s Schedule of Investments.

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Notes to Financial Statements, continued

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligation by class of collateral pledge, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Core Bond Fund
U.S. Treasury and Agency Securities	$9,625,000	$—	$—	$—	$9,625,000
Corporate Debt	669,300	—	—	—	669,300
Total Borrowings	$10,294,300	$—	$—	$—	$10,294,300

Gross amount of recognized liabilities for securities lending transactions					$10,294,300

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the “Management Contracts”) with Impax Asset Management LLC (“IAM”) and Pax Ellevate Management LLC (“PEM”), respectively (each, the “Adviser”, and collectively, the “Advisers”). Pursuant to the terms of the Management Contracts, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

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Pursuant to the Management Contracts, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Annual Rate
Large Cap	0.65%
Small Cap	0.75%
ESG Beta Quality[1]	0.65%*
ESG Beta Dividend[2]	0.65%*
Global Opportunities[3]	0.80%
Global Environmental Markets[4]	0.80%
Global Women’s Leadership[5]	0.55%*
EAFE ESG Leaders[6]	0.55%*
Core Bond	0.40%
High Yield Bond	0.50%
Sustainable Allocation	0.05%*

*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, custodian fees, legal fees and other expenses.

[1]

Effective September 1, 2019, the management fee changed to 0.65% of average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million. Prior to September 1, 2019, the Fund’s annual rate (expressed as percentage of the average daily net assets of the Fund) was 0.65% for all assets.

[2]

Effective September 1, 2019, the management fee changed to 0.65% of average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million. Prior to September 1, 2019, the Fund’s annual rate (expressed as percentage of the average daily net assets of the Fund) was 0.65% for all assets.

[3]

The Fund’s investment adviser has contractually agreed to waive a portion of its management fee equal to the management fee corresponding to the current market value of 200,000 shares (plus shares reinvested). This waiver may not be amended or terminated without the approval of the Board of Trustees before December 31, 2021.

[4]

The management fee is 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[5]

Effective September 1, 2019, the management fee changed to 0.55% of average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million. Prior to September 1, 2019, the Fund’s annual rate (expressed as percentage of the average daily net assets of the Fund) was 0.55% for all assets.

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Notes to Financial Statements, continued

[6]

Effective September 1, 2019, the management fee changed to 0.55% of average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million. Prior to September 1, 2019, the Fund’s annual rate (expressed as percentage of the average daily net assets of the Fund) was 0.55% for all assets.

For the year ended December 31, 2019, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$4,399,347
Small Cap	3,294,792
ESG Beta Quality	1,440,722
ESG Beta Dividend	837,151
Global Opportunities	253,806
Global Environmental Markets	6,404,305
Global Women’s Leadership	1,963,421
EAFE ESG Leaders	3,192,729
Core Bond	2,740,269
High Yield Bond	1,862,360
Sustainable Allocation	903,260

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Investor	Class A	Institutional
ESG Beta Quality [1]	0.90%	0.90%	0.65%
ESG Beta Dividend [1]	0.90%		0.65%
Global Opportunities [2]	1.23%		0.98%
Global Women’s Leadership [1]	0.80%		0.55%
EAFE ESG Leaders [1]	0.80%		0.55%
Sustainable Allocation [1]	0.30%		0.05%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]

The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that they exceed the expense caps indicated. The reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before December 31, 2021.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and

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(vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the year ended December 31, 2019, the dollar amounts of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Investor	Institutional
Global Opportunities	$3,797	$135,188

In addition, the Adviser voluntarily waived $17,590 of its management fee from the Global Opportunities Fund.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

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Notes to Financial Statements, continued

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$246,594,075	$—	$284,689,954	$—
Small Cap	329,227,202	—	449,240,039	—
ESG Beta Quality	106,598,435	—	109,721,652	—
ESG Beta Dividend	63,613,962	—	74,831,128	—
Global Opportunities	17,607,416	—	9,116,825	—
Global Environmental Markets	291,069,260	—	112,077,412	—
Global Women’s Leadership	385,712,911	—	235,643,530	—
EAFE ESG Leaders	205,950,419	—	179,723,229	—
Core Bond	205,053,663	247,909,304	146,323,790	277,083,453
High Yield	322,669,998	—	331,663,698	2,497,266
Sustainable Allocation	132,587,412	—	216,878,743	—

[1]	Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2019 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2019 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$541,317,011	$231,009,089	$6,154,837	$224,854,252
Small Cap	391,649,016	66,894,996	13,718,441	53,176,555
ESG Beta Quality	134,501,780	107,785,461	1,110,563	106,674,897
ESG Beta Dividend	91,102,948	42,065,714	114,606	41,951,108
Global Opportunities	36,282,623	5,966,411	156,058	5,810,353
Global Environmental Markets	781,802,712	207,357,819	22,490,432	184,867,387
Global Women’s Leadership	398,794,108	75,423,232	8,841,489	66,581,744
EAFE ESG Leaders	548,233,135	124,130,027	29,363,480	94,766,547
Core Bond	687,635,711	19,961,652	1,322,615	18,639,037
High Yield	356,729,303	16,731,627	1,873,046	14,858,581
Sustainable Allocation	1,667,714,527	247,592,513	—	247,592,513

At December 31, 2019 the Small Cap Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund and EAFE ESG Leaders Fund had unrealized foreign currency gains (losses) of $207; $192; $(3,386);$2,448 and $9,378, respectively.

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Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2019, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of December 31, 2019.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At December 31, 2019, the Sustainable Allocation Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/18	Gross Additions	Gross Reductions	Shares Held at 12/31/2019
Sustainable Allocation
Large Cap	73,702,287	2,656,382	3,180,640	73,178,029
Mid Cap	11,550,983	6,853	11,557,836	—
Small Cap	—	2,158,328	—	2,158,328
ESG Beta Dividend	10,763,761	485,509	1,238,901	10,010,369
Global Opportunities	2,500,000	48,966	—	2,548,966
Global Environmental Markets	1,107,513	374,512	—	1,482,025
Global Women’s Leadership	—	785,900	—	785,900
EAFE ESG Leaders	16,289,028	434,260	1,146,789	15,576,499
Core Bond	69,553,433	1,776,553	4,551,829	66,778,157
High Yield	—	3,263,125	—	3,263,125

Fund	Value at 12/31/18	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 12/31/2019
Sustainable Allocation
Large Cap	$588,144,250	$6,329,415	$18,100,064	$177,477,769	$761,051,498
Mid Cap	102,457,216	—	3,547,226	11,874,301	—
Small Cap	—		—	1,986,423	31,986,423
ESG Beta Dividend	114,741,693	2,746,754	5,641,953	20,102,422	128,232,821
Global Opportunities	22,950,000	127,632	455,401	7,156,512	30,689,545
Global Environmental Markets	14,796,378	214,608	—	5,138,978	25,149,965
Global Women’s Leadership	—	134,114	289,367	—	21,329,334
EAFE ESG Leaders	127,054,421	3,859,277	90,589	24,480,214	145,484,501
Core Bond	680,232,578	18,046,047	(612,188)	34,480,801	687,147,238
High Yield	—	1,011,484	—	1,047,239	22,058,723
Total	$1,650,376,536	$32,469,331	$27,512,412	$283,744,659	$1,853,130,048

[1]	Includes realized capital gain distributions from an affiliated fund, if any.

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Notes to Financial Statements, continued

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Advisers pursuant to “Cross-Trading” Procedures adopted by the Trusts’ Boards of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Fund from or to another Fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2019, the Global Women’s Leadership Fund and the EAFE ESG Leaders Fund engaged in cross-trades. The Global Women’s Leadership Fund and the EAFE ESG Leaders Fund had total purchases of $2,457,113 and $3,032,310, respectively, and total sales of $3,032,310 and $2,457,113, respectively. The Global Women’s Leadership Fund and EAFE ESG Leaders Fund had net losses of $17,816 and $26,987, respectively.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At December 31, 2019, the Core Bond Fund held $83,018,868 or 11.70% of net assets and the High Yield Bond Fund held $239,861,202 or 63.83% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2019, the Core Bond Fund held $10,029,760 of illiquid securities representing 1.41% of net assets and High Yield Bond Fund held $1,402,794 of illiquid securities, representing 0.37% of net assets. The Fund will classify as “illiquid” all securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in

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loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Security	Acquisition Date Range	Cost	Market Value
Core Bond
Calvert Social Investment Foundation, Inc., 1.500%, 04/30/20	04/30/15 - 04/30/15	$3,000,000	$3,000,000
Capital Impact Partners, 2.300%, 10/15/24	10/21/19 - 10/21/19	500,000	497,953
CINI Investment Note, 2.000%, 10/31/20	11/01/17 - 09/30/19	286,933	286,933
Community Credit Union of Lynn, 2.200%, 11/29/22	11/14/17 - 11/14/17	250,000	252,814
Envest Microfinance Fund, LLC, Sr. Note, Series A, 4.000%, 09/15/20	09/15/16 - 09/15/16	100,000	99,543
Master Asset Backed Securities Trust 2007-NCW, 1 month LIBOR +0.600%, 144A, 2.691%, 05/25/37	07/06/17 - 07/06/17	1,375,714	1,384,243
Overseas Private Investment Corp., 1.980%, 09/15/26	12/02/19 - 12/02/19	1,821,429	2,001,250
Self-Help Federal Credit Union, 1.700%, 04/13/20	04/06/18 - 04/06/18	250,000	250,034
Self-Help Federal Credit Union, 1.900%, 12/20/21	12/17/19 - 12/17/19	250,000	250,994
Tesla Energy Operations, Inc., 4.700%, 05/29/25	05/26/15 - 05/26/15	1,987,111	2,005,996

High Yield Bond
Beneficial State Bank, 1.650%, 01/21/20	01/21/19 - 01/21/19	200,000	200,000
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
Providence Bank & Trust, 0.499%, 08/03/20	08/03/19 - 08/03/19	201,203	201,203
Self-Help Credit Union, 2.100%, 01/04/20	01/04/19 - 01/04/19	100,000	100,000
Self-Help Credit Union, 1.900%, 12/20/21	12/17/19 - 12/17/19	400,000	401,591
Shared Interest, Inc., 2.400%, 09/30/21	09/30/18 - 09/30/18	500,000	500,000

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

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Notes to Financial Statements, continued

The tax character of distributions paid during 2019 and 2018 was as follows:

	Distributions paid in 2019		Distributions paid in 2018
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$8,866,803	$18,561,007	$16,966,833	$104,510,698
Small Cap	3,873,595	318,705	8,176,966	54,916,227
ESG Beta Quality	3,203,047	4,833,494	3,479,497	11,115,488
ESG Beta Dividend	2,720,704	3,625,330	3,008,950	1,465,867
Global Opportunities	454,580	318,335	—	—
Global Environmental Markets	7,439,925	—	12,646,378	11,954,841
Global Women’s Leadership	7,152,818	6,309,317	7,662,777	3,581,821
EAFE ESG Leaders	16,043,570	—	15,419,557	—
Core Bond	18,311,162	—	18,085,574	—
High Yield Bond	18,937,116	—	19,943,186	—
Sustainable Allocation	42,603,462	123,434,470	43,557,388	6,340,197

As of December 31, 2019, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Cap	$2,862,757	$5,804,217	$—	$224,854,252
Small Cap	—	1,530,560	—	53,176,762
ESG Beta Quality	—	1,805,426	—	106,674,897
ESG Beta Dividend	—	482,787	—	41,951,108
Global Opportunities	125,674	—	—	5,810,545
Global Environmental Markets	32,966	—	(1,101)	184,864,001
Global Women’s Leadership	112,426	—	(1,200,903)	66,584,192
EAFE ESG Leaders	499,042	—	(29,128,869)	94,775,925
Core Bond	2,206	—	(3,850,448)	18,639,037
High Yield Bond	—	—	(70,452,291)	14,858,581
Sustainable Allocation	10,135,623	22,346,469	—	247,592,513

The Global Opportunities Fund and Global Women’s Leadership Fund elected to defer $45,753 and $1,200,903, respectively of capital losses recognized between November 1, 2019 and December 31, 2019 for the Funds’ fiscal year ending December 31, 2019. These losses are treated for federal income tax purposes as if they had occurred on January 1, 2020.

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As of December 31, 2019, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
Global Environmental Markets	$1,101	$—
EAFE ESG Leaders	400,939	28,727,930
Core Bond	—	3,850,448
High Yield Bond	27,069,995	43,156,864

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to REITs and PFICs.

For the year ended December 31, 2019, the Funds recorded the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Large Cap	$(314,788)	$314,788	$—
Small Cap	(358,743)	358,743	—
ESG Beta Quality	(200,338)	200,338	—
ESG Beta Dividend	(97,567)	97,567	—
Global Opportunities	(8,253)	8,253	—
Global Environmental Markets	(194,602)	194,602	—
Global Women’s Leadership	(60,642)	60,642	—
EAFE ESG Leaders	31,079	(31,079)	—
Core Bond	825,871	(825,871)	—
High Yield Bond	(11,513)	25,456	(13,943)
Sustainable Allocation	—	—	—

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2016 through 2019). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2019, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

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Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of Pax World Funds Series Trust I and Pax World Funds Series Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pax World Funds Series Trust I (“Trust I”) (comprising Pax Sustainable Allocation Fund (formerly, Pax Balanced Fund), Pax ESG Beta Quality Fund, Pax Small Cap Fund, Pax High Yield Bond Fund, Pax Global Environmental Markets Fund, Pax MSCI EAFE ESG Leaders Index Fund, Pax Core Bond Fund, Pax Large Cap Fund, Pax Global Opportunities Fund, and Pax ESG Beta Dividend Fund (collectively, with Pax Ellevate Global Women’s Leadership Fund, the “Funds”)), and Pax World Funds Series Trust III (“Trust III” and collectively with Trust I, the “Trusts”) (comprising Pax Ellevate Global Women’s Leadership Fund), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2019, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Trust I	Statement of Operations	Statements of Changes in Net Assets	Financial highlights

Pax Sustainable Allocation Fund (formerly, Pax Balanced Fund)

Pax ESG Beta Quality Fund

Pax Small Cap Fund

Pax High Yield Bond Fund

Pax Global Environmental Markets Fund

Pax MSCI EAFE ESG Leaders Index Fund

	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019
Pax Large Cap Fund Pax ESG Beta Dividend Fund Pax Core Bond Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the three years in the period ended December 31, 2019 and the period from December 16, 2016 (commencement of operations) through December 31, 2016
Pax Global Opportunities Fund	For the year ended December 31, 2019	For the year ended December 31, 2019 and for the period from June 27, 2018 (commencement of operations) through December 31, 2018	For the year ended December 31, 2019 and for the period from June 27, 2018 (commencement of operations) through December 31, 2018

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Funds comprising Trust III	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Pax Ellevate Global Women’s Leadership Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Pax World Funds Series Trust I and Pax World Funds Series Trust III since 2003.

Boston, Massachusetts
February 19, 2020

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Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax (toll-free) at 800.767.1729 or visiting Pax’s website at www.impaxam.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). Each Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of Pax World Funds Series Trust III (the “Trust”) was held on July 31, 2019 at 3:00 p.m. ET, at the offices of the Trust at 30 Penhallow Street, Suite 400, Portsmouth, NH.

The matter voted upon and the number of votes cast for, against, as well as the number of abstentions, as applicable to the matter, are as follows below.

Proposal 1. To approve a new investment advisory agreement between Pax Ellevate Management LLC (“PEM”) and the Trust, on behalf of the Global Women’s Leadership Fund (the “New Advisory Agreement”).*

Fund	For	Against	Abstain	Passed
Pax Global Women’s Leadership	6,504,917.507	99,118.140	223,232.096	Yes

*

For more information regarding the Trustees of Trust III considerations for approval of the new investment advisory agreement, please refer to the most recent Pax World funds semiannual report dated June 30, 2019.

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Board Approval of Sub-Advisory Agreement

Review Process. The 1940 Act requires that the Trustees of Trust I request and evaluate, and that IAM (or the “Adviser”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of the Management Contract with the Adviser. Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that Aperio (or the “Subadviser”) furnish such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of the Subadvisory Contract among Trust I, IAM, and the Subadviser.

The Trustees, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Trust I (the “Independent Trustees”), met in person on September 19, 2019 for the purpose of considering a reduction in the rate at which subadvisory fees are payable by the Adviser to the Subadviser under the Subadvisory Contract with respect to ESG Beta Quality Fund and ESG Beta Dividend Fund (each a “Fund” and together, the “Funds”). In addition, the Trustees of Trust I considered matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser and the Subadviser.

The Independent Trustees were assisted in their evaluation of the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice.

The Trustees considered that, at a meeting held on June 12, 2019 (the “June Meeting”), the Trustees, including a majority of the Independent Trustees, had approved an Amended and Restated Management Contract between Trust I and the Adviser reducing the rate at which advisory fees are payable thereunder with respect to the Funds. The Trustees considered management’s recommendation that the Trustees approve a similar reduction in the rate at which subadvisory fees are payable under the Subadvisory Contract with respect to the Funds, and received and considered information from the Adviser regarding the expected effect of the reduction in subadvisory fee rates on the Adviser’s profitability with respect to the Funds. The Trustees also considered that, at the June Meeting, they had noted that the total expenses of the Funds were at or below the median total expenses of their respective peer groups. Based on these observations, the Independent Trustees concluded that the Funds’ overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the Adviser and Subadviser of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

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The Trustees, including the Independent Trustees, also considered their deliberations and conclusions in connection with their recent approval of the Subadvisory Contract, including with respect to (i) the nature, extent and quality of the Subadviser’s services; (ii) the investment performance of each Fund; (iii) the subadvisory fees paid by IAM to the Subadviser relative to each Fund’s Broadridge peer group; and (iv) the direct and indirect benefits to the Subadviser from its relationship with the Funds, including reputational and other “fall out” benefits.The Trustees noted that they had approved the continuation of the Subadvisory Contract for the Funds at their June 12-13, 2019 meeting, after evaluating materials provided in connection with the contract review process at their March and June 2019 meetings.

Conclusions. Based on the foregoing and other relevant considerations, the Trustees, including a majority of the Independent Trustees, voted to approve the Subadvisory Contract. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that approval of the Subadvisory Contract would be in the best interests of shareholders of each Fund.

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Management of the Funds (Unaudited)

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Joseph Keefe (66)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)	Chief Executive Officer (2005-2018) and President (2006-present) of IAM; Chief Executive Officer of PEM (2014-present); member of the Board of Impax Asset Management Ltd. and Impax Asset Management (AIFM) Ltd. (2018 - present); member of the Boards of Directors of Women Thrive Alliance (2009-2018) and New Hampshire Public Radio (2017 - present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present).	11
Lindsey Brace Martinez (52)	Trust I: Trustee (since 2018) Trust III: Trustee (since 2019)	Director, Seven Islands Management Co. (2018-present); Founder and Principal, Starpoint Advisors, LLC (2015-present); Director, Impax Asset Management Group plc (2015-present); Managing Director, Head of Global Client Service and Relations, Cambridge Associates (2009-2015); Chair of the Board of Directors, Novatus Energy, LLC (2016-present); Board Member, Yale Center for Business and Environment (2014-present); Investment Sub-Committee Member, National Geographic Society (2015-present); Member, Advisory Council, Quebec Labrador Foundation (2012-present).	11
John Boese (56)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of IAM (2006-present) and of PEM (2014-present).	N/A

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Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Maureen Conley (57)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations for IAM (2005-present).	N/A
Alicia K. DuBois (60)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for IAM (2006-present) and for PEM (2014-present).	N/A
Robert Silva (53)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)	Director of Fund Administration for IAM (2014-present) and for PEM (2014-present).	N/A

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Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (65)[2]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Accountant at Shwiff, Levy & Polo, LLP (2018-present); Chief Executive Officer and Consultant of North Point Advisors, LLC (2004-present).	11
Anne M. Goggin (70)[2]	Trust I and Trust III: Vice Chairperson of the Board of Trustees (since 2019) Trust I and Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006-2016); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company; Member, Governing Council of the Independent Directors Council (2012-present).	11
Cynthia Hargadon (64)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisors, LLC (2010-present).	11
D’Anne Hurd (69)[2]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Board Advisor, National Association of Corporate Directors, and private investor (2011-present); Chairman of the Board, Monzite Corporation (2013-2016); member of the Board of Directors, Audit (Chair) and Nominating and Governance Committees, Peckham Industries, Inc. (2013-present); member of the Board of Directors and Audit Committee of Martin Engineering, Inc. (2019-present); Business Advisory Board member, Myomo, Inc. (2012-2017).	11

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Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
John L. Liechty (65)[3]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning Solutions, LLC (2010-present).	11
Nancy S. Taylor (64)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Senior Minister & CEO, Old South Church in Boston (2005-present); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology (2011-present).	11

[1]

A Trustee of the Funds holds office until a successor is chosen and qualified. An Officer of the Funds is appointed by the respective Board of Trustees and holds office until a successor is chosen and qualified.

[2]

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The committee met three times in 2019.

[3]

Designates a member of the Governance and Compliance Committee. The Governance and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The committee met three times in 2019.

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Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI%	DRD%
Large Cap	100.00%	100.00%
Small Cap	100.00%	100.00%
ESG Beta Quality	100.00%	100.00%
ESG Beta Dividend	100.00%	100.00%
Global Opportunities	100.00%	63.75%
Global Environmental Markets	100.00%	100.00%
Global Women’s Leadership	100.00%	61.20%
EAFE ESG Leaders	100.00%	0.00%
Core Bond	1.39%	0.00%
High Yield Bond	0.80%	0.80%
Sustainable Allocation	99.54%	0.00%

For the fiscal year ended December 31, 2019 the EAFE ESG Leaders Fund earned foreign source income totaling $19,831,076 and paid $1,662,768 foreign taxes which it intends to pass through to its shareholders.

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Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.impaxam.com Learn all about Pax World Funds through our web site. You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing paxfunds@impaxam.com or visiting www.impaxam.com.

Distributor: ALPS Distributors, Inc. member of FINRA 2/20.

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PAX World Funds
Advised by Impax

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

Printed on recycled paper using soy-based inks.

Item 2.	Code of Ethics.

As of December 31, 2019, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Adrian Anderson, who serves on the Board’s Audit Committee, qualifies as “audit committee financial expert” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Mr. Anderson is “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $302,325 and $325,000 for the fiscal years ended December 31, 2019 and 2018, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2019 and 2018, respectively.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $139,930 and $137,492 for the fiscal years ended December 31, 2019 and 2018, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $31,850 and $13,200 for the fiscal years ended December 31, 2019 and 2018, respectively.

(e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2019 and 2018, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Companies

Not applicable.

Item 13.	Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 18, 2020

By (Signature and Title)	/s/ Alicia DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 18, 2020